As filed with the Securities and Exchange Commission on April 16, 2015

Registration Nos.

333-61135

811-05563

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 50	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 387	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive

Newport Beach, California 92660

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286

(Depository’s Telephone Number, including Area Code)

Charlene Grant

Assistant Vice President

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, California 92660

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be .

Title of securities being registered: interests in the Separate Account under M’s Versatile Product and M’s Versatile Product VI Flexible Premium Variable Life Insurance Policies.

Filing fee: None

M’S VERSATILE PRODUCT®

M’S VERSATILE PRODUCT® VI PROSPECTUS MAY 1, 2015

M’s Versatile Product, Policy #P98-52M (“MVP”), M’s Versatile Product, Policy #P04MVP for Policies issued until October 31, 2006 (“MVP-2004”) and MVP VI, Policy #P04MVP for Policies issued on or after November 1, 2006 (“MVP VI”) are flexible premium variable life insurance policies issued by Pacific Life Insurance Company (collectively referred to as “Policy” or “Policies”) through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option in the YOUR INVESTMENT OPTIONS section. This Policy also offers the following Fixed Options:

FIXED OPTIONS Fixed Account Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance Policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance Policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

These Policies are no longer offered for sale.

YOUR GUIDE TO THIS PROSPECTUS

Benefits and Risks of Your Policy	3
Fee Tables	6
Terms Used In This Prospectus	24
Policy Basics	27
Owners, the Insured, and Beneficiaries	27
Timing of Payments, Forms and Requests	27
Statements and Reports We Will Send You	29
Telephone and Electronic Transactions	30
Understanding Policy Expenses and Cash Flow	31
Policy Benefits	32
The Death Benefit	32
The Face Amount	32
Changing the Face Amount	32
Death Benefit Options	33
Changing Your Death Benefit Option	34
Choosing a Death Benefit Qualification Test	34
Examples of Death Benefit Calculations	35
When We Pay the Death Benefit	38
Optional Riders and Benefits	38
Things to Keep in Mind	61
How Premiums Work	62
Planned Periodic Premium Payments	62
Paying Your Premium	62
Deductions From Your Premiums	63
Limits on the Premium Payments You Can Make	63
Allocating Your Premiums	64
Your Policy’s Accumulated Value	65
Calculating Your Policy’s Accumulated Value	65
Persistency Credit	65
Monthly Deductions	65
Lapsing and Reinstatement	67
Your Investment Options	69
Variable Investment Options	69
Fixed Options	78
Transferring Among Investment Options and Market-timing Restrictions	79
Transfer Services	81
Withdrawals, Surrenders and Loans	82
Making Withdrawals	82
Taking Out a Loan	83
Ways to Use Your Policy’s Loan and Withdrawal Features	84
Automated Income Option	85
Overloan Protection Rider (MVP-2004 and MVP VI only)	85
Surrendering Your Policy	85
General Information About Your Policy	86
Variable Life Insurance and Your Taxes	88
About Pacific Life	92
Appendix A: Death Benefit Percentages	97
Appendix B: State Law Variations	98

Where To Go For More Information back cover

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. This prospectus provides a description of the material rights and obligations under your Policy. Your Policy (including any Riders and/or endorsements) represents the contractual agreement between you and us.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Face Amount of your Policy.

• Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

You may choose between two ways to calculate the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy stays In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

Policy Loans are not available until after the Free Look Period has expired, except as part of a 1035 exchange.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

FEE TABLES for MVP

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$5.71 per $1,000 of Face Amount[2]
Charge for a representative Insured		Charge is $1.88 per $1,000 of Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A
ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[4]	Upon transfer of Accumulated Value between Investment Options	$50 per transfer[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0
Risk Class change[4,6]	Upon request for Risk Class change	$100
Adding or increasing an optional Rider[4]	Upon approval of specific request	$100

1  We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

6  We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.23 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue, with Death Benefit Option A.
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	3.25% of Policy’s Loan Account balance annually[4]
OPTIONAL RIDERS AND BENEFITS[5]
RIDER PROVIDING FACE AMOUNT COVERAGE:
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.70 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$1.23 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
RIDERS PROVIDING ADDITIONAL COVERAGE:
Accelerated Living Benefits Rider[9]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.05 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[8]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4  In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7  Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 Plus any Annual Renewable and Convertible Term Rider Face Amount.

9 The Rider is briefly described under POLICY BENEFITS – Optional Riders and Benefits.

FEE TABLES for MVP-2004

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]
Charge for a representative Insured		Charge is $1.88 per $1,000 of Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A
ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[4]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0
Risk Class change[4]	Upon request for Risk Class change	$100
Adding or increasing an optional Rider[4]	Upon approval of specific request	$100

1  We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.99 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue, with Death Benefit Option A.
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]
OPTIONAL RIDERS AND BENEFITS[6]
RIDER PROVIDING FACE AMOUNT COVERAGE:
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.71 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
RIDERS PROVIDING ADDITIONAL CASH VALUE PROTECTION:
Guaranteed Minimum Distribution Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%
Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Long Term Performance Rider
Preferred mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[13]
Charge for a representative Insured

Maximum guaranteed and current charge during the first 10 Policy Years is $0.32 per $1,000 of Face Amount for a male nonsmoker who is Age 45 at Policy issue with Guideline Premium Test and Death Benefit Option A

Maximum surrender charge
Minimum and Maximum guaranteed and current charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$76.31 per $1,000 of Face Amount[14]

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Long Term Performance Rider continued
Charge for a representative Insured

Maximum guaranteed and current surrender charge at end of Policy Year 1 is $13.80 per $1,000 of Face Amount for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

Minimum Earnings Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.10% of the Alternate Accumulated Value[10] on the Monthly Payment Date
Minimum and Maximum current charge		0.05% of the alternate accumulated value on the Monthly Payment Date
Overloan Protection Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 3.10% of Accumulated Value on date of exercise
Short-term No-lapse Guarantee Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.10 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.01 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Termination Credit Rider I
Minimum and Maximum guaranteed and current charge	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[15]
Termination Credit Rider II
Minimum and Maximum guaranteed and current charge	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[15]
RIDERS PROVIDING ADDITIONAL COVERAGE:
Accelerated Living Benefits Rider[12]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.05 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk[11] for a male non-smoker who is Age 45 at Policy issue[8]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4  In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7  Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

9 The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10  The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an Alternate Premium Load, actual monthly deductions taken from the Policy’s Accumulated Value, and an Alternate Accumulated Value Monthly Factor representing an annual interest crediting rate. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295 (3.6% annually), and the Alternate Premium Load rate will never exceed 25% of premiums paid. The Rider also has a Minimum Premium Requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s Minimum Premium Requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The Alternate Accumulated Value Monthly Factor, Alternate Premium Load and Minimum Premium Requirement are shown in the Policy Specifications.

11  Plus any Annual Renewable and Convertible Term Rider Face Amount.

12  The Rider is briefly described under POLICY BENEFITS – Optional Riders and Benefits.

13 The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$1.99 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

14  The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider Coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

15  The rate shown is our current rate, which is also our maximum guaranteed rate. We may reduce the charge for this Rider, and may even reduce it to $0. If we reduce the charge for this Rider it will apply uniformly to all members of the same Class. The maximum annual termination credit basis equals your Policy’s seven-pay premium at issue, and will be shown in your Policy Specifications. The seven-pay premium is the level annual premium required to pay for the Policy’s future death and endowment benefits, and is shown in your Policy Specifications.

FEE TABLES for MVP VI

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]
Charge for a representative Insured		Charge is $1.88 per $1,000 of Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A
ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[4]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0
Risk Class change[4]	Upon request for Risk Class change	$100
Adding or increasing an optional Rider[4]	Upon approval of specific request	$100

1  We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[2,3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.99 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]
OPTIONAL RIDERS AND BENEFITS[6]
RIDER PROVIDING FACE AMOUNT COVERAGE:
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$1.99 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Cash Value Enhancement Rider II
Rider Coverage charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$4.04 per $1,000 of Rider Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.00 per $1,000 of initial Rider Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Cost of insurance
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 of Net Amount at Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount at Risk for a male non-smoker who is Age 45 at Policy issue
Termination Credit charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.27 per $1,000 of Rider Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.06 per $1,000 of Rider Coverage Segment for a male non-smoker who is Age 45 at Policy issue
RIDERS PROVIDING ADDITIONAL CASH VALUE PROTECTION:
Guaranteed Minimum Distribution Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
Minimum and Maximum guaranteed and current charge		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Guaranteed Minimum Distribution Rider continued
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%

Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Guaranteed Minimum Distribution II Rider
Minimum and Maximum guaranteed and current charge	Monthly, beginning on Policy Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
Minimum and Maximum guaranteed and current charge		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[10] after exercise of the Rider
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%
Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Long Term Performance Rider
Preferred mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[14]
Charge for a representative Insured

Maximum guaranteed and current charge during the first 10 Policy Years is $0.32 per $1,000 of Face Amount for a male nonsmoker who is Age 45 at Policy issue with Guideline Premium Test and Death Benefit Option A

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Long Term Performance Rider continued
Maximum surrender charge
Minimum and Maximum guaranteed and current charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$85.21 per $1,000 of Face Amount[15]
Charge for a representative Insured

Maximum guaranteed and current surrender charge at end of Policy Year 1 is $13.80 per $1,000 of Face Amount for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

Minimum Earnings Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.10% of the Alternate Accumulated Value[10] on the Monthly Payment Date
Minimum and Maximum current charge		0.05% of the alternate accumulated value on the Monthly Payment Date
Overloan Protection Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 3.00% of Accumulated Value on date of exercise
Short-term No-lapse Guarantee Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.10 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.01 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
RIDERS PROVIDING ADDITIONAL COVERAGE:
Accelerated Living Benefits Rider[13]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.02–$18.52 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[12]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[12]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4  In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7  Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

9 The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10  The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any Distributions on the Exercise Effective Date, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date. For purposes of this Rider, “Distributions” means any withdrawal or loan, including any withdrawal required to maintain the Policy’s qualifications as a life insurance contract under federal tax law.

11 The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in force. Cumulative premium paid by the end of the 9th Policy

Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.

12  Plus any Annual Renewable and Convertible Term Rider Face Amount.

13  The Rider is briefly described under POLICY BENEFITS – Optional Riders and Benefits.

14 The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$1.99 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

15  The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider Coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2014, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	6.23%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.19%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means an MVP or MVP VI variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Segment – is a layer of insurance coverage on the Insured with an associated Face Amount. Any increase in the Face Amount will result in a new Coverage Segment. Any decrease in Face Amount will reduce or eliminate Coverage Segments.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466 for MVP and 1.002060 for MVP-2004 and MVP VI, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Riders providing insurance coverage on the Insured, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office, containing information we need to act on the request.

POLICY BASICS

The Policies are flexible premium variable life insurance policies that insure the life of one person and pay Death Benefit Proceeds after that person has died.

Your Policy is a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

• the Insured dies

• the grace period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify us promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form

We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 3% for MVP and 2.50% for MVP-2004 and MVP VI on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

• transfer between Investment Options

• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance Coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You can only change the Face Amount once in any Policy Year.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• For MVP VI, can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must be $25,000 or more.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge and maximum surrender charge.

Decreasing the Total Face Amount

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

• For MVP VI, the initial Face Amount and any additional Coverage Segment are eligible for decrease:

• for policy Coverage, on or after the fifth anniversary of its effective date; or

• on or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to Face Amount decreases as stated above is added to your Policy according to our administrative procedure.

• We will apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

• to the most recent eligible increases you made to the Face Amount

• to the initial Face Amount.

• We do not charge you for a decrease in Face Amount.

• We can refuse your request to decrease the Total Face Amount if making the change means:

• your Policy will no longer qualify as life insurance

• the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A

• If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000 for MVP-2004 and MVP VI. We may waive this minimum amount under certain circumstances.

•  Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

• premium limitations

• amount of Minimum Death Benefit

• monthly cost of insurance charges

• flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

• the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

• 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.6140.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in Appendix A of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% × Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $65,350 (assuming a Net Single Premium factor of $2.6140 of the Accumulated Value).

MVP

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$65,350	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$65,350	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$65,350	$104,680.21

MVP-2004

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$65,350	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$65,350	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$65,350	$104,732.75

MVP VI

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$65,350	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$65,350	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$65,350	$104,732.75

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $196,050 for the Cash Value Accumulation Test.

MVP

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,408.68
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$196,050	$120,567.73
Option B	Total Face Amount plus Accumulated Value	$175,000	$196,050	$120,567.73
Option C	Total Face Amount plus premiums less distributions	$130,000	$196,050	$120,567.73

MVP-2004

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.76
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$196,050	$120,646.97
Option B	Total Face Amount plus Accumulated Value	$175,000	$196,050	$120,646.97
Option C	Total Face Amount plus premiums less distributions	$130,000	$196,050	$120,646.97

MVP VI

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.76
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$196,050	$120,646.97
Option B	Total Face Amount plus Accumulated Value	$175,000	$196,050	$120,646.97
Option C	Total Face Amount plus premiums less distributions	$130,000	$196,050	$120,646.97

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest on the Proceeds from the date of death at a rate not less than the minimum rate required by state law. In some states we may pay a higher rate of interest if required by law. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered. The Guaranteed Minimum Distribution Rider, the Long Term Performance Rider, the Minimum Earnings Benefit Rider, the Overloan Protection Rider, and the Short-term No-lapse Guarantee Rider are only available for MVP-2004 and MVP VI. The Termination Credit Rider and the Termination Credit Rider II are

only available for MVP-2004. The Cash Value Enhancement Rider II and the Guaranteed Minimum Distribution II Rider are only available for MVP VI.

Investment Allocation Requirements

At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation	Portfolio Optimization Moderate
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Growth
GE Investments Total Return Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Pacific Dynamix-Conservative Growth	Fixed Account
Pacific Dynamix-Moderate Growth	Fixed LT Account
Pacific Dynamix-Growth
Portfolio Optimization Conservative
Portfolio Optimization Moderate-Conservative

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Policy. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are three types of riders available under the Policy

• Riders providing Face Amount Coverage on the Insured

• Riders that provide additional cash value protection

• Riders that provide additional benefits

Riders that provide Face Amount Coverage on the Insured (terms for these Riders are described below):

Accounting Benefit Rider

Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy.

Annual Renewable Term Rider

Provides term insurance on the Insured and is renewable annually until the Policy terminates.

Cash Value Enhancement Rider II

Provides additional death benefit protection on the Insured and may also provide higher early cash value.

Riders that provide additional cash value protection (terms for these Riders are described below):

Guaranteed Minimum Distribution Rider and Guaranteed Minimum Distribution II Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider.

Long Term Performance Rider

Improves long-term performance by reducing monthly deductions from the Policy’s Accumulated Value.

Minimum Earnings Benefit Rider

Provides for minimum earnings protection.

Overloan Protection Rider

Provides a one-time no-lapse guarantee to the Policy.

Short-Term No-Lapse Guarantee

Protects the Policy from lapsing for a period of time due to poor Policy performance.

Termination Credit Rider and Termination Credit Rider II

May provide higher early cash value and improve long term performance.

Riders that provide additional Coverage to you or your family:

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or take distributions under the Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution II Rider. Please see VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

Waiver of Charges Rider

Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the riders appears below.

• Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). A terminal illness is one with a noncorrectable diagnosis of a life expectancy of six months or less. We refer to this amount as the accelerated benefit. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

• The base Policy Death Benefit;

• Any paid-up additions; and

• Any term rider, term Policy or term Coverage on the Insured that has a minimum of two years of Coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000
Calculation of Payment
Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%
Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit
Accumulated Value = Original Accumulated Value × (1 — Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt — Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 — Requested Percentage)	$250,000	$750,000

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

• Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

• Accounting Benefit Rider

Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are not greater than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

• Annual Renewable Term Rider

Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 90. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. The amount of Coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are not greater than the guaranteed rates. The current M&E Risk Face Amount charge for this Rider is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

• Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

• Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

• Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

• Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

• Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

MVP-2004 and MVP VI have the following additional optional Riders:

• Guaranteed Minimum Distribution Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

The distribution period is the period of time during which distributions are guaranteed under this Rider. Distributions are payments from the Policy’s Accumulated Value to you, or to a person designated by you. This includes a withdrawal, a loan, a withdrawal necessary to maintain the Policy’s qualification as life insurance under federal tax law, or any combination thereof. For most Policies not issued under a 1035 exchange, requested distributions under this Rider are in the form of a withdrawal until withdrawals equal the sum of premiums paid. For Policies issued as a 1035 exchange or where the Insured has been substituted, requested distributions under this Rider are in the form of a withdrawal to the extent such distributions are not includible in gross income according to federal tax law. After all available withdrawals have been taken, additional distributions are taken as Policy loans. Consult your tax adviser for complete information about distributions that may apply to your circumstances and your Policy.

You must send us a Written Request to exercise this Rider. The exercise effective date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date. You should consult your investment professional to determine if resetting the Rider is right for your current circumstances.

On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your Policy’s Net Accumulated Value, which is the Policy’s Accumulated Value less any Policy Debt. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the Rider.

The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each Policy Year during the distribution period. Distributions taken in any Policy Year under this Rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:

• Age 100 Option – The distribution period under this option is the period of time from the exercise effective date until the earlier of the Insured’s Age 100 or the Insured’s death. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 5% of any Policy Debt, all as of the exercise effective date.

• Principal Option – The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 7% of any Policy Debt, all as of the exercise effective date. You may only elect this option until the Insured reaches Age 95.

The Age 100 Option provides a guaranteed annual distribution amount each Policy Year until the Insured reaches Age 100. The Principal Option provides a larger guaranteed annual distribution amount, with the distribution period dependent on the amount and timing of your distributions.

The guaranteed distribution percentages will be shown in your Policy Specifications. The guideline level premium for your Policy is shown in the Policy Specifications or in a later Supplemental Schedule of Coverage.

To exercise the Rider, or to reset the Rider after exercise, each of the following conditions must be true as of the effective date:

1. The Insured is at least Age 55.

2. The Policy’s Death Benefit Option is Option A.

3. No Riders with regularly scheduled charges are in effect, other than this Rider and any term insurance Rider on the Insured. If any such Riders are in effect, you must request to terminate the Riders before exercising this Rider.

4. No increase(s) in Face Amount of any term insurance Rider on the Insured is scheduled to take effect after the exercise of this Rider. If any such increases in Face Amount are scheduled, you must request to cancel the increases before exercising this Rider.

5. If the Insured is assigned a Risk Class other than standard, any nonstandard rating has expired.

6. Any amounts allocated to the Variable Investment Options are allocated according to the Investment Allocation Requirements. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

7. a) The Policy’s Accumulated Value is at least 200% of the Policy’s Face Amount, and the guaranteed annual distribution under this Rider is greater than or equal to the negative of the Policy’s guideline level premium, or

b) The Policy’s Accumulated Value is at least the exercise eligibility percentage shown in the Policy Specifications multiplied by the Face Amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.

Please contact us to find out if you are eligible to exercise or reset your Rider.

If any Policy change needed to meet the exercise conditions of this Rider would cause the Policy to become classified as a Modified Endowment Contract for federal tax purposes, you will first need to provide a Written Request to accept a Modified Endowment Contract classification for this Policy. In such case, you should first consult your tax advisor.

You may elect to reset this Rider. The effective date for resetting the Rider will be the Policy Anniversary on or next following the date we receive your Written Request, which will become your new exercise effective date. When you request to reset the Rider, we will calculate a new guaranteed distribution basis based on your Policy’s Net Accumulated Value, and a new guaranteed annual distribution amount and distribution period based on the Accumulated Value, the Policy Debt and the distribution option you choose, all as of your new exercise effective date. Your monthly charge for this Rider is based on the guaranteed distribution basis in effect as of the most recent exercise effective date. Resetting the Rider may increase or decrease your monthly charge.

Resetting the Rider may increase the guaranteed annual distribution amount if there has been an increase in your Policy’s Accumulated Value since the last exercise effective date of the Rider. At the time you reset the Rider, you may choose a different distribution option than you elected on the prior exercise effective date. Choosing a different distribution option may extend or reduce the length of time you receive guaranteed distributions. Choosing a different distribution option may also increase or decrease the amount of your guaranteed annual distribution. You should consult with your investment professional to determine if resetting the Rider is right for your current circumstances. You can ask your life insurance producer for Illustrations showing how resetting the Rider may affect your Accumulated Value, Death Benefit and Policy charges.

When you request to reset the Rider, a reset charge may be deducted from your Accumulated Value prior to the new exercise effective date. We calculate a reset charge basis, which is equal to your Policy’s Net Accumulated Value immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. If the reset charge basis is equal to or less than zero, no charge will be deducted from your Accumulated Value on the new exercise effective date. If the reset charge basis is greater than zero, we multiply the reset charge basis by the reset charge rate shown in your Policy Specifications. The reset charge rate varies depending on the number of Policy Years completed since the most recent exercise effective date, and will never exceed 25% of the reset charge basis. There will only be a reset charge if there has been an increase in guarantee benefits.

An example:

For a Policy where:

• the previous exercise effective date was 4 years prior to currently requested reset of Rider

• the guaranteed distribution basis on the last exercise effective date was $250,000

• the total distributions taken since the last exercise effective date were $56,000

• the Net Accumulated Value on date of reset of Rider is $300,000

• the reset charge rate is 4%

The reset charge basis will be $106,000 ($300,000 - $250,000 + $56,000 = $106,000), and the reset charge deducted from the Accumulated Value prior to calculating the new guaranteed annual distribution will be $4,240.00 ($106,000 × 4% = $4,240.00).

If the Policy in the example above had a Net Accumulated Value of $190,000 on the date of reset of Rider, the reset charge basis would be $0 ($190,000 - $250,000 + $56,000 = - $4,000), and the reset charge would be $0, because the reset charge basis is equal to or less than $0.

Any withdrawal which occurs after the exercise of this Rider will reduce the Policy’s Face Amount as follows:

• If the total distributions taken excluding withdrawals includible in gross income according to federal tax law, are less than the total premiums paid, we will limit any reduction in Face Amount so that the negative of your Policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

• If the total distributions taken by withdrawal, excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the Face Amount so that the Policy’s Death Benefit will be equal to the minimum Death Benefit calculated under the Guideline Premium Test. In such case, because the Policy’s Death Benefit will not depend on its Face Amount, we will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount is shown on your Policy’s annual report.

If an immediate reduction in Face Amount after a withdrawal under this Rider would cause the Policy to become a Modified Endowment Contract, such reduction may be deferred until such time as the reduction would not cause the Policy to become a Modified Endowment Contract.

This Rider has a no-lapse feature. After exercise of this Rider, if the Net Accumulated Value on any Monthly Payment Date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current Policy Year, we will increase your Accumulated Value in the Fixed LT Account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B, where:

A = the monthly deduction for the current Policy month plus the difference between the interest charged on any Policy loan and the interest credited on the Loan Account, and

B = the distribution factor for the current Policy month.

The amount of any guaranteed maximum distribution credit paid into your Policy’s Accumulated Value will be sufficient to cover any Policy charges and any guaranteed annual distribution amount not yet taken in the Policy Year in which it occurs. Once a guaranteed maximum distribution credit has been applied to your Policy’s Accumulated Value, any elective transfer from the Fixed LT Account will terminate this Rider.

You are always guaranteed to take total annual distributions at least equal to your guaranteed annual distribution without terminating the Rider or your Policy. However, if your requested distributions exceed the guaranteed annual distribution amount, you may cause your Rider to terminate. If the Rider terminates, it may also cause your Policy to lapse, if your Accumulated Value is insufficient to cover Policy charges.

Each time you take a distribution, we calculate a maximum allowable distribution. If a distribution exceeds the maximum allowable distribution in effect prior to the current distribution, your Rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.

We calculate a distribution factor that is used in the calculation of the guaranteed maximum distribution credit. Prior to calculating the distribution factor, we calculate the cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the cumulative distribution factor immediately prior to the calculation plus the distribution factor at the time of the calculation. The distribution factor is equal to zero on the exercise effective date and on any day other than a Policy Anniversary. On any Policy Anniversary after the exercise effective date, we calculate the distribution factor as follows. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor immediately prior. The cumulative distribution credit is also used in the calculation of the maximum allowable distribution described below.

For the Age 100 Option, the maximum allowable distribution equals A - B, or, if greater, C - D - ((1 - (E/0.05)) × F), where:

A = guaranteed annual distribution

B = total distributions taken in the current Policy Year

C = Accumulated Value

D = Policy Debt

E = the guaranteed distribution percentage for the Insured’s Age as of the date of calculation

F = the greater of the Policy’s Face Amount or the Accumulated Value.

An example

For a Policy with:

A = a guaranteed annual distribution of $4,500

B = total distributions of $2,000 taken in the current Policy Year

C = Accumulated Value of $1,000

D = a Policy Debt of $0

E = the guaranteed distribution percentage for the Insured’s current Age is 4.70%

F = a policy Face Amount of $40,000

The maximum allowable distribution is $2,500, which is the greater of $2,500 ($4,500 - $2,000) or -$1,400 ($1,000 - $0 - ((1 - (4.70%/0.05)) × $40,000).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $112,800, which is the greater of $2,500 (($4,500 - $2,000) or $112,800 ($120,000 - $0 - ((1 - (4.70%/0.05)) × $120,000).

For the Principal Option, the maximum allowable distribution equals A - B, or, if greater, the lesser of (C - D - ((1 - (E/0.07)) × F)) or (G - H) where:

A through F are the same as for the Age 100 Option shown directly above

G = the guaranteed distribution basis

H = the prior cumulative distribution factor.

An example

For a Policy with:

A = a guaranteed annual distribution of $6,000

B = total distributions of $2,000 taken in the current Policy Year

C = Accumulated Value of $1,000

D = an Policy Debt of $0

E = the guaranteed distribution percentage for the Insured’s current Age is 6.30%

F = a Policy Face Amount of $40,000

G = a guaranteed distribution basis of $100,000

H = a cumulative distribution factor of $25,000

The maximum allowable distribution is $4,000 which is the greater of $4,000 ($6,000 - $2,000) or the lesser of -$3,000 ($1,000 - $0 - ((1 - (6.30%/0.07)) × $40,000) or $75,000 ($100,000 - $25,000)).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $75,000, which is the greater of $4,000 (($6,000 - $2,000) or the lesser of $108,000 ($120,000 - $0 - ((1 - (6.30%/0.07)) × $120,000) or $75,000 ($100,000 - $25,000)).

The amount A - B is the difference between the guaranteed annual distribution and the total distributions taken to date. The maximum allowable distribution will never be less than this amount. Each year you will always be able to take distributions that total at least your guaranteed annual distributions.

The amount (C - D - ((1 - (E/0.05)) for the Age 100 Option and (C - D((1 - E/0.07)) for the Principal Option is the amount of Accumulated Value that exceeds the current Policy Debt and an amount that Pacific Life deems necessary to cover future Policy charges. If the Policy’s Net Accumulated Value is greater than the amount reserved to cover future charges, then this calculation will increase the maximum allowable distribution. If you have elected the principal option, this calculation will only increase the maximum allowable distribution up to the term G - H.

The amount G - H (applicable only to the Principal Option) is the difference between the total amount of distributions that were guaranteed to be taken over the guarantee period and the total distributions for which you have already taken and/or received guaranteed maximum distribution credit(s). In the event that this amount is larger than A - B, the maximum allowable distribution may be increased.

If your total distributions in any Policy Year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A - B)/(A - C)) where:

A = maximum allowable distribution

B = current distribution taken

C = the greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current Policy Year prior to the current distribution.

If the Policy lapses before the Rider is exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider is exercised, and the Policy is later reinstated, the Rider will not be reinstated.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, or if any of the following occur after the exercise effective date:

1. there is an increase in the Policy’s Face Amount

2. you change the Death Benefit option

3. any distribution exceeds the maximum allowable distribution

4. you request a transfer from the Fixed LT Account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5. you add any Rider with charges due

6. any portion of the Accumulated Value is no longer allocated according to the Investment Allocation Requirements.

No provisions of this Rider are intended to modify any of the Policy’s federal tax qualification provisions.

• Long Term Performance Rider

Improves long term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider may be purchased at Policy issue for Insureds between Age 20 through 70. It is not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.

If you believe you may surrender the Policy within the first 10 Policy Years, or that you will not make sufficient premium payments to meet the minimum premium requirement for this Rider and keep the reduced M&E Risk Face Amount charges in effect for the 10 full Policy Years, this Rider may not be beneficial for you.

This Rider provides reduced M&E Risk Face Amount charges (preferred charges) that are less than the M&E Risk Face Amount charges for a Policy without this Rider. The preferred charges apply to the initial Face Amount of your Policy and the initial Face Amount schedule of any additional Coverage under an Annual Renewable Term Rider. Your Policy Specifications include M&E Risk face amount charges for your Policy and any Annual Renewable Term Rider. The guaranteed maximum preferred charges provided by this Long Term Performance Rider for your Policy and any Annual Renewable Term Rider are shown in the Rider specifications.

The Rider also increases the rates used to calculate your Policy’s surrender charge for the initial Face Amount, so that if you surrender your Policy, its surrender charge will be greater than that of a Policy without this Rider during the first 10 Policy Years. The surrender charge information in your Policy Specifications will reflect the rates used under this Rider.

The preferred charges will apply to monthly deductions taken in the first Policy Year. Thereafter, to be eligible for the preferred charges, on each Policy Anniversary while the Rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the Long Term Performance Rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each Policy Anniversary is equal to the Long Term Performance Rider minimum premium amount (LTP premium amount) multiplied by the number of Policy Years completed. The LTP premium amount is determined at Policy issue and is 90% of the guideline level premium or seven-pay premium, whichever is less. The LTP premium amount for your Policy is shown in the Policy Specifications, and does not change after Policy issue.

Thirty days prior to each Policy Anniversary while the Rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the Rider. We will notify you of any additional premium necessary to continue the preferred charges. On each Policy Anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the Policy Anniversary and each Monthly Payment Date during the following Policy Year. If you have not met the LTP premium requirement as of a Policy Anniversary, the monthly deduction on that Policy Anniversary and thereafter will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider.

During a Policy Year where the LTP premium requirement is not met on the Policy Anniversary, we will check your Policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding Policy Anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that Policy Year. The preferred charges will apply for the Monthly Payment Date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next Policy Anniversary. If the LTP premium requirement is not met during a Policy Year, eligibility for the preferred charges can still be reinstated at any time before the Rider expires by meeting the LTP premium requirement in a later year.

For example: For a Policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth Policy Year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth Policy Anniversary ($1,000 × 4 Policy Years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth Policy Anniversary, your monthly deduction on the Policy Anniversary will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider, as shown in your Policy Specifications. If additional premium is paid after the fourth Policy Anniversary, but before the fifth Policy Anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a Monthly Payment Date, any remaining monthly deductions for the fifth Policy Year will be calculated with the preferred charges shown in the Rider specifications.

The increased surrender charge rates resulting from this Rider do not change for the duration of the Rider, even if the LTP premium requirement is not met.

You elect a Long Term Performance Rider Percentage (“LTP Percentage”) at the time you apply for the Rider. The LTP Percentage can be set from 1% to 100%, but the percentage for any Policy will never be set so that the M&E Risk Face Amount charge is less than $0. A Policy with a higher LTP Percentage will have a greater reduction in the M&E Risk Face Amount charge rates than an otherwise identical Policy with a lower LTP Percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the Policy with a higher LTP Percentage will have a lower Cash Surrender Value if it is surrendered during the first 10 Policy Years. The LTP Percentage will be shown in your Policy Specifications, and the surrender charge shown in your Policy Specifications will reflect the changes made to the underlying rates by the LTP Percentage applied under this Rider.

An example:

For a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A:

LTP Percentage	Monthly M&E Risk Face Amount Charge per $1,000 of Face Amount	Maximum Surrender Charge per $1,000 of Face Amount*

0% (Policy without Rider)	$0.35	$12.65
25%	$0.34	$14.37
50%	$0.33	$16.09
100%	$0.31	$19.53

* Surrender charge at the end of Policy Year 1.

There is no direct charge for this Rider other than through the increased surrender charge if the Policy is surrendered while the Rider is in effect.

The Rider is effective on the Policy Date and continues in effect until the tenth Policy Anniversary, at which time it expires. If the Policy lapses and is later reinstated, the Rider will also be reinstated. You cannot terminate this Rider.

• Minimum Earnings Benefit Rider

Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. The Rider may be purchased at Policy issue for an Insured who is Age 60 or younger. The monthly charge for this Rider will be shown in your Policy Specifications.

To be eligible for this Rider, any amounts allocated to the Variable Investment Options must be allocated according to the Investment Allocation Requirements. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

This Rider provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.

You elect a Rider Maturity Date when you apply for this Rider. Once selected, the Rider Maturity Date may not be changed. The Rider Maturity Date may be set from 10 to 20 years from the date of issue. The length of time before the Rider matures affects the Alternate Accumulated Value Monthly Factor and the Alternate Premium Load, both used in the calculation of the Alternate Accumulated Value and shown in your Policy Specifications. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295. The Alternate Premium Load will never be greater than 25%.

The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. The Alternate Accumulated Value is initially zero and is calculated on each Monthly Payment Date, including the Policy Date. The Alternate Accumulated Value calculated on any Monthly Payment Date is equal to:

• the Alternate Accumulated Value immediately prior to the calculation,

• increased by any premiums paid since the prior Monthly Payment Date, less the Alternate Premium Load,

• reduced by the Policy’s actual monthly deduction on the Monthly Payment Date and any other Policy charges since the prior Monthly Payment Date, and

• reduced by any withdrawals that have been taken since the prior Monthly Payment Date,

• with the result multiplied by the Alternate Accumulated Value Monthly Factor.

If your Policy’s Alternate Accumulated Value is greater than your Policy’s Accumulated Value and you take a loan or withdrawal, we reserve the right to reduce the Alternate Accumulated Value so that the Alternate Accumulated Value is reduced in the same proportion as the Policy’s Accumulated Value as a result of such loan or withdrawal.

An example

For a Policy with:

•  An Accumulated Value of $100,000

•  An Alternate Accumulated Value of $120,000

If you request a withdrawal of $10,000, the Accumulated Value following the withdrawal will be $90,000 ($100,000 - $10,000), which is a reduction of 10%. We will then reduce the Alternate Accumulated Value to $108,000 ($120,000 - 10% × $120,000 = $120,000 - $12,000 = $108,000).

While this Rider is in effect, the Policy will not enter the grace period as long as either the Policy’s Accumulated Value or the Alternate Accumulated Value, each less any Policy Debt, is sufficient to cover the monthly deduction due on a Monthly Payment Date.

There is a minimum premium requirement to keep this Rider in effect. The Minimum Premium Requirement to keep this Rider in effect, and the Minimum Premium Date by which premiums paid must equal or exceed the Minimum Premium Requirement, will be shown on your Policy Specifications. The Minimum Premium Requirement will never exceed 450% of your Policy’s guideline level premiums at Policy issue, and must be paid by the end of the ninth Policy Year. If you do not pay enough premium by the Minimum Premium Date to satisfy the Minimum Premium Requirement, we will send you a rider grace period notice stating the amount of additional premium you must pay to keep the Rider in effect and the date, not less than 31 days (61 days if you signed your application in Nebraska or North Carolina) after our mailing of the notice, by which we must receive such additional premium. If we have not received the additional premium by that date, this Rider will terminate and no further benefits will be provided by the Rider.

On the Rider Maturity Date, we will set the Policy’s Accumulated Value to be equal to the Alternate Accumulated Value, if the latter is larger, and the Rider will terminate unless you elect to renew it. Before the Rider Maturity Date, the Alternate Accumulated Value has no effect on the Policy’s Accumulated Value and provides no minimum earnings. This Rider provides no guarantee of any particular interest rate or dollar amount. The Alternate Accumulated Value may be less than the Policy’s Accumulated Value and may be less than the total premium paid.

You may elect to renew the Rider at Rider maturity. If you renew the Rider, you will elect a new Rider Maturity Date based on the options available at the time you renew, and we will send you a Supplemental Schedule of Coverage which will show the specifications for the renewed Rider. The Rider specifications, including the Rider charge and alternate premium load, may differ after renewal of the Rider. To renew this Rider, we must receive your Written Request to renew at least 30 days prior to the Rider Maturity Date.

If you renew this Rider, the initial Alternate Accumulated Value will be equal to the Policy’s Accumulated Value after any increase on the prior Rider Maturity Date, multiplied by the result of 1 minus the alternate premium load shown on the Supplemental Schedule of Coverage for the renewed Rider. All provisions of the Rider will continue after renewal, but based on the Supplemental Schedule of Coverage for the renewed Rider.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, if any portion of the Accumulated Value is no longer allocated according to the Investment Allocation Requirements for use under this Rider, at the end of the Rider grace period if you have not paid sufficient premium to keep the Rider in effect, or the Rider Maturity Date if you do not elect to renew this Rider. If your Policy lapses and you reinstate the Policy, we will not reinstate the Rider, except if you signed your application in North Carolina.

• Overloan Protection Rider

There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect. The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Policy has entered the grace period. The Rider may not be exercised after the Insured reaches Age 100.

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider cannot be exercised prior to the earliest exercise date which will be shown in your Policy Specifications. The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The Rider is in effect.

• The Death Benefit Option is Option A.

• The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• The sum of all withdrawals taken must be at least equal to the sum of all premiums paid, or the guideline level premium for the Policy must be greater than zero.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

Rider Termination

This Rider will terminate on the earliest of the following events:

• You do not pay enough premium to meet the minimum five-year premium requirement;

• The Policy terminates;

• You make a Written Request to terminate this Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

An example

A Policy is issued on an insured who is a 65 year old male with a standard non-smoker Risk Class. Twenty years later on 1/1/2009, the insured is 85 years old and has built up an Accumulated Value of $100,000. The policy owner decides to exercise the Overloan Protection Rider on 1/1/2009 (with all exercise conditions met). The one-time charge to exercise the Rider would be the following:

$100,000 × 0.297 = $2970

• Short-Term No-Lapse Guarantee Rider

May keep your Policy and any Riders attached to it In Force, if it would otherwise lapse. The Rider is available at Policy issue for Insureds Age 79 and younger if you choose either Death Benefit Option A or Option B when applying for your Policy. The guaranteed monthly cost of insurance charges will be shown in your Policy Specifications.

The Short-Term No-Lapse Guarantee Rider is issued with a guarantee period based on the Age of the Insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your Short-Term No-Lapse Guarantee Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your policy Coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take policy loans or withdrawals, or there are changes in Coverage amounts. Any change in Face Amount or Coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the initial No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

• the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;

• plus the premiums received since the prior Monthly Payment Date;

• less withdrawals taken since the prior Monthly Payment Date; and

• less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the Monthly Deductions Deficit. No interest is charged on this amount. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your Monthly Deductions Deficit. Once the amount of the Monthly Deductions Deficit has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If the Policy is continued under the Rider, the Policy has no net Accumulated Value from which to deduct Monthly Deductions. Such uncollected amounts are accumulated without interest and are collectively called the Monthly Deductions Deficit.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Monthly Deductions Deficit to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

MVP-2004 has the following additional optional Riders:

• Termination Credit Rider I

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $250,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is (1) a life insurance company, (2) a natural person or (3) a trust established by a natural person.

The Termination Credit is equal to the Termination Credit Percentage at the time of Policy surrender multiplied by the Termination Credit Basis. The Termination Credit Percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications. The Termination Credit Basis is the lesser of (a) or (b), reduced by (c), where:

(a) is the total amount of premiums actually paid on the Policy;

(b) is the Maximum Annual Termination Credit Basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c) is the total amount of any withdrawals.

The Termination Credit Percentage for each Policy Year is shown in your Policy Specifications. We may reduce the schedule of Termination Credit Percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced Termination Credit Percentages. Any such reduction of Termination Credit Percentages will apply uniformly to all members of the same Class.

The Maximum Annual Termination Credit Basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications.

There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of Termination Credit Percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

• If the Guideline Premium Test is elected, the minimum Death Benefit will be the death benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

• If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the Termination Credit Percentage shown in the Policy Specifications is first 0%, or the termination of the Policy.

• Termination Credit Rider II

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meets the annual aggregate premium requirement of at least $50,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

The termination credit is equal to the termination credit percentage at the time of Policy surrender multiplied by the termination credit basis. The termination credit percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications. The termination credit basis is the lesser of (a) or (b), reduced by (c), where:

(a) is the total amount of premiums actually paid on the Policy;

(b) is the maximum annual termination credit basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c) is the total amount of any withdrawals.

The termination credit percentage for each Policy Year is shown in your Policy Specifications. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced termination credit percentages. Any such reduction of termination credit percentages will apply uniformly to all members of the same Class.

The maximum annual termination credit basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications page.

There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of termination credit percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

• If the Guideline Premium Test is elected, the minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

• If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the termination credit percentage shown in the Policy Specifications page is first 0%, or the termination of the Policy.

MVP VI has the following additional optional Riders:

• Cash Value Enhancement Rider II

Provides additional death benefit protection on the Insured and may also provide higher early cash value. The Rider may be purchased at Policy issue for Policies issued on or after May 1, 2007, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually.

The charges for this Rider will be shown in the Policy Specifications. The total monthly charge is comprised of three components:

•  the Rider Coverage charge

• the Rider cost of insurance charge; and

• the termination credit charge.

While this Rider is in effect:

1. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit as calculated under the Death Benefit Option you choose on the Policy is increased by the Face Amount of the Rider.

2. If you surrender the Policy, we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated Rider Coverage charges and rider cost of insurance charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. Each increase in Rider Face Amount has its own Rider Coverage charge and cost of insurance charge, which will be shown on a Supplemental Schedule of Coverage sent to you at the time of the increase. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of an increase.

Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Cash Value Enhancement Rider II Face Amount.

The termination credit added to your Net Cash Surrender Value if you surrender your Policy is calculated in two parts, and is the sum of the results of the two calculations, except if Termination Credit Part 1 equals zero, then Termination Credit Part 2 will also be zero.

Termination Credit Part 1 equals A × B where:

A = the termination credit percentage; and

B = the termination credit basis.

Termination Credit Part 2 equals the greater of zero and C × D × (E - (F/G)), where:

C = the termination credit factor;

D = the lesser of 60 and the number of whole Policy months that have elapsed;

E = the maximum annual termination credit basis;

F = the sum of premiums paid; and

G = 1 + the number of whole Policy Years elapsed.

The initial termination credit percentage, and the termination credit factor and maximum annual termination credit basis are shown in your Policy Specifications for this Rider. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications that show the reduced termination credit percentages. Any such reduced schedule of termination credit percentages will apply uniformly to all members of the same Class.

The termination credit basis is the lesser of (a - c) or (b - c), where:

a = the total amount of premiums paid on the Policy;

b = the maximum annual termination credit basis, multiplied by 1 + the number of whole Policy Years elapsed; and

c = the total amount of any withdrawals you have taken from your Policy’s Accumulated Value.

If the Insured dies while the Rider is in effect, the Termination Credit will be added to the Accumulated Value prior to calculating the Death Benefit under the Death Benefit Qualification Test.

This Rider will terminate on the earliest of your Written Request or termination of the Policy.

• Guaranteed Minimum Distribution II Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may only be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

For purposes of this Rider, a Distribution is a payment from the Policy’s Accumulated Value to you, or to a person you designate. Distributions will include any withdrawals and/or loans that you request, as well as any Forced Distributions. A Forced Distribution is a withdrawal or Distribution that is required in order to maintain the Policy’s qualification as life insurance under federal tax law. The terms for loans and withdrawals described in the prospectus, including any fees and charges for these services, remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features.

Distributions under the Rider may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES-Taxation of Distributions in the prospectus.

The Distribution Period is the period of time you may take Distributions under this Rider. It begins on the Exercise Effective Date and ends at the earlier of Rider termination or the Maximum Distribution Age shown in your Policy Specifications.

You must send us a Written Request to exercise this Rider. The Exercise Effective Date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset is called the Reset Effective Date. The Reset Effective Date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to reset the Rider have been met.

The Guaranteed Annual Distribution is the amount we guarantee you may take as a Distribution each Policy Year during the Distribution Period. If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.

To exercise the Rider, each of the following conditions must be true as of the Exercise Effective Date, based on your Policy’s values immediately prior to exercise. To reset the Rider, each of the following conditions must be satisfied as of Reset Effective Date.

1. The Insured must be at least Age 55.

2. Any rated Risk Class must have expired. Currently any Risk Class in effect at Policy issue will expire by the end of the 20th Policy Year.

3. The Death Benefit Option must be Option A.

4. The Policy Year must be Policy Year 11 or later.

5. The Policy must not be a Modified Endowment Contract.

6. Any allocation of the Policy’s Accumulated Value to the Variable Investment Options must be done according to the Investment Allocation Requirements. You may also allocate any portion of the Policy’s Accumulated Value to the Fixed Option or Fixed LT Option.

7. The Policy must satisfy the Face Amount Requirement, described below.

8. The Total Premium Amount must not be greater than the Accumulated Value times the Total Premium Factor.

9. There must not be any Riders in effect with regularly scheduled charges, other than this Rider and any term insurance Rider on the Insured.

10. There must not be any automatic increases in term insurance Coverage on the Insured under Policy Riders scheduled to take effect after exercise of the Rider.

If a Policy change is necessary to satisfy the Exercise Conditions, you must make a Written Request for any such change before you can exercise the Rider. Please contact us to find out if you are eligible to exercise or reset your Rider.

For a Policy to meet the Face Amount Requirement to exercise the Rider, A must be greater than B, where:

A = 75% of the Accumulated Value, and

B = the minimum Face amount such that after exercise:

• projected cumulative Forced Distributions for any Policy Year do not exceed the Guaranteed Annual Distribution for that Policy Year, and

• based on our most recent determination, the Guideline Premium Limit would remain greater than zero at all times prior to Age 100.

Example – Here is a hypothetical example to illustrate how the Face Amount Requirement works. Assume the following values at the time of requested exercise:

Face Amount immediately prior to exercise	$450,000
Accumulated Value	$400,000
Minimum Face Amount that would maintain Guideline Premium Limit above zero at all times prior to Age 100	$250,000
Maximum Forced Distribution if Face Amount was reduced to $250,000	$11,000
Guaranteed Annual Distribution if Rider is exercised	$17,000

A = $300,000 = 75% of $400,000

B = $250,000

$300,000 > $250,000, therefore A > B and the Policy meets the Face Amount Requirement

In the event that A is not greater than B when you request to exercise the Rider, you will not be allowed to exercise at that time. You may meet this requirement at a later date if your Policy’s Accumulated Value increases as a result of additional premium payments or positive investment performance. If so, and provided all other exercise conditions are met, you may exercise the Rider at that time.

Upon exercise, the Policy’s Face Amount will be set to the greater of B (as defined in the Face Amount Requirement above) and 50% of the Accumulated Value, unless such change would result in a reduction that would cause the Policy to become a Modified Endowment Contract. In this case, the Rider cannot be exercised until such time as the required change in Face Amount can be effected without causing the Policy to become a Modified Endowment Contract.

Once you exercise this Rider, the Policy’s Face Amount will thereafter be subject to the following additional provisions:

• upon any withdrawal, we will limit any reduction in Face Amount to the extent that either (1) any projected cumulative amount of Forced Distributions for any Policy Year would exceed the Guaranteed Annual Distribution (as it may have been recalculated upon the withdrawal) as of the withdrawal date, or (2) the Guideline Premium Limit, based on our determination at that time, would fail to remain greater than zero at all times prior to Age 100; and

• if a required reduction in Face Amount, either due to a withdrawal or as otherwise required by this Rider, would cause the Policy to become a Modified Endowment Contract, we will defer the reduction until it will not cause the Policy to become a Modified Endowment Contract; and

• upon Insured’s Age 100, we will reduce the Policy’s Face Amount so that the Policy’s Death Benefit will thereafter be equal to the Minimum Death Benefit under the Policy. We will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount will show on your Policy’s annual report.

On the Exercise Effective Date, or any subsequent Reset Effective Date, the Guaranteed Annual Distribution is equal to the Guaranteed Distribution Basis multiplied by the Annual Distribution Percentage shown in the Policy Specifications, less $88. The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any distributions, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Guaranteed Annual Distribution Percentage will be between 3.67% and 17.53% depending on Risk Class, gender and Age at the time of exercise or reset of the Rider. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications.

Except as you may otherwise instruct by Written Request, and except as may be required by law, each Distribution under this Rider will be taken in the following order:

1) withdrawals, to the extent they are not includible in gross income according to federal tax law;

2) any Forced Distributions, whether includible in gross income or not; and

3) Policy loans.

Immediately prior to any Distribution you take, we calculate a Maximum Allowable Distribution. The Maximum Allowable Distribution equals:

The greater of (A - B) or [C - D - the greater of (E × {C – F}) or ({H – 5} ÷ 100 × {G - C + F})], where:

A = Guaranteed Annual Distribution;

B = Total Distributions taken in the current Policy Year determined immediately prior to the calculation;

C = Accumulated Value immediately prior to the calculation;

D = Policy Debt immediately prior to the calculation;

E = Loan Cost Factor for the Policy Year as shown in the Policy Specifications;

F = Total Premium Amount immediately prior to calculation;

G = Policy Face Amount;

H = Insured’s Age at time of calculation.

Contact us to find out your Policy’s current Maximum Allowable Distribution

Example – Here is a hypothetical example to illustrate the calculation of the Maximum Allowable Distribution. Assume the following values for each of the formula elements:

A = Guaranteed Annual Distribution of $ 4,500

B = total Distributions taken in the current policy year of $ 2,000

C = Accumulated Value of $120,000

D = Policy Debt of $0

E = Loan Cost Factor for the policy year of 5.00%

F = Total Premium Amount of $20,000

G = Policy Face Amount of $100,000

H = Insured’s Age of 70

The Maximum Allowable Distribution is $115,000, which is the greater of: $2,500 {$4,500 - 2,000}; and, $115,000 {$120,000 - $0 - greater of [5.00% × ($120,000 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $20,000)]}

If the Policy had an Accumulated Value of $2,500, the Maximum Allowable Distribution is $2,500, which is the greater of: $2,500 ($4,500 - $2,000); and, - $73,875 {$2,500 - $0 - greater of [5.00% × ($2,500 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $2,500 + $20,000)]}

If the Policy had an Accumulated Value of $120,000 but a Total Premium Amount of $80,000, the Maximum Allowable Distribution is $81,000, which is the greater of: $2,500 ( = $4,500 - $2,000); and, $81,000 { = $120,000 - $0 - greater of [5.00% × ($120,000 -$80,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $80,000)]

As long as the Distributions in each Policy Year do not exceed the Guaranteed Annual Distribution, the Guaranteed Annual Distribution will be unchanged. See the beginning of this section titled Guaranteed Minimum Distribution II Rider for a definition of “Distributions”. If the Distributions in any Policy year exceed the Guaranteed Annual Distribution, but do not exceed the Maximum Allowable Distribution, the Guaranteed Annual Distribution will be reduced. In such case, the reduced Guaranteed Annual Distribution will be effective immediately and will apply for future Policy Years. The reduced Guaranteed Annual Distribution will be equal to the Guaranteed Annual Distribution before reduction multiplied by (A - B) divided by (A - C) where:

A = Maximum allowable Distribution;

B = Current Distribution taken; and

C = Guaranteed Annual Distribution minus the total Distributions already taken in the current Policy Year, but not less than zero.

Example – Here is a hypothetical example to illustrate how exceeding the Guaranteed Annual Distribution can result in a reduction in future Guaranteed Annual Distributions. Assume:

Guaranteed Annual Distribution =	$1,000
Maximum Allowable Distribution =	$5,000

Sum of prior Distributions taken in current Policy Year =	$0

Assume you take a Distribution of $2,000. In this case, the Maximum Allowable Distribution is not exceeded, but the Distributions in the current Policy Year exceed the Guaranteed Annual Distribution. Therefore, there is an immediate reduction to the Guaranteed Annual Distribution:

The reduced Guaranteed Annual Distribution is $750.

($1,000 × (5,000 - 2,000) ÷ (5,000 - 1,000)).

This means that in future Policy Years the Guaranteed Annual Distribution is limited to $750.

Using the same example, but assuming a Distribution of $3,000 instead of $2,000, the reduced Guaranteed Annual Distribution is $500.

($1,000 × (5,000 - 3,000) ÷ (5,000 - 1,000).

If you take a Distribution in excess of the Maximum Allowable Distribution, the Rider will terminate and will have no further effect on the Policy. The Face Amount and Accumulated Value of your Policy will be the same as it was when the Rider terminated and your rights and benefits under the Policy continue as if the Rider had never existed, including the right to request a change in Face Amount of the Policy and reallocate your Accumulated Value and any Net Premium, unless otherwise modified by the presence of another rider which alters rights under the Policy.

You may choose to reset the Rider. If you choose the reset the Rider, the Guaranteed Annual Distribution will be recalculated as of the Reset Effective Date, which is the Policy Anniversary on or next following the date we receive your Written Request and the conditions for resetting this Rider are satisfied.

If you reset the Rider before the fifth anniversary of the Exercise Effective Date or the most recent Reset Effective Date and if the Reset Charge Basis is greater than zero, there is a Reset Charge. The Reset Charge will not exceed the Reset Charge Rate shown in the Policy Specifications multiplied by the Reset Charge Basis as of the Reset Effective Date.

The Reset Charge Basis is equal to the Policy’s Net Accumulated Value, plus the total Distributions taken minus the Guaranteed Distribution Basis, all as of the Exercise Effective Date or the most recent Reset Effective Date.

Example – Here is a hypothetical example of the first reset after exercise to illustrate how the Reset Charge is calculated. Assume a Reset Effective Date 4 years after the Exercise Effective Date with:

Net Accumulated Value =	$300,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be $106,000 ($300,000 + $56,000 - $250,000).

The maximum Reset Charge deducted from the Accumulated Value prior to calculating the new Guaranteed Annual Distribution will be $8,480 ($106,000 × 8%).

In the example above, if the Net Accumulated Value were $190,000 on the Reset Effective Date, the Reset Charge would be $0 because the Reset Charge Basis is less than $0.

Net Accumulated Value =	$190,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be -$4,000 ($190,000 + $56,000 - $250,000).

The Rider provides a no-lapse feature after it has been exercised. This means that while the Rider remains in effect after exercise, your Policy will not lapse if your Net Accumulated Value is insufficient to cover your monthly deduction. If the Net Accumulated Value on any Monthly Payment Date after exercise is less than the sum of the monthly deduction plus any Guaranteed Annual Distribution not yet taken in the current Policy Year, we will increase your Policy’s Accumulated Value in the Fixed LT Account by an amount called the No-Lapse Credit. A No-Lapse Credit will be credited every Monthly Payment Date thereafter, as long as the Rider remains in effect. The monthly No-Lapse Credit is equal to A + B where:

A = the monthly deduction for the current Policy Month plus the difference between the interest charged on any Policy loan and the interest credited in the Loan Account, and
B = Upon first occurrence:	The Guaranteed Annual Distribution less the total Distributions taken in the current Policy Year, but never less than zero.
On any Policy Anniversary after the first occurrence On any date other than the above	The Guaranteed Annual Distribution Zero

Example – Here is a hypothetical example of how the No-Lapse Credit is calculated. The Rider is in effect and the Policy has not previously received a No-Lapse Credit. Assume the following on a Monthly Payment Date:

Net Accumulated Value =	$5,000
Monthly Deduction =	$1,000
Loan Balance =	$ 0
Guaranteed Annual Distribution =	$25,000
Total Distributions Taken in Current Policy Year =	$0

The sum of the monthly deduction and the Guaranteed Annual Distribution not yet taken is $26,000 = $1,000 + $25,000 - $0. Because the Net Accumulated Value ($5,000) is less than this amount, a No-Lapse Credit is applied.

The Amount of the No-Lapse Credit is A + B, where,

A = Monthly Deduction plus loan interest charged less Loan Account interest credited = $1,000 + 0 - 0 =	$1,000
B = The Guaranteed Annual Distribution less the total Distributions taken in the current policy year =	$25,000
A + B =	$26,000

On this Monthly Payment Date a No-Lapse Credit of $26,000 is applied. On every other Monthly Payment Date of the current Policy Year, a No-Lapse Credit equal to the monthly deduction plus loan interest charged less loaned account interest credited would be applied.

Any No-Lapse Credit that is credited to the Fixed LT Account becomes Accumulated Value under your Policy. However, once a No-Lapse Credit has been applied to your Policy’s Fixed LT Account, any transfer from the Fixed LT Account will terminate this Rider.

When you exercise the Rider and while the Rider is in effect, any allocation of the Policy’s Accumulated Value to the Variable Options must be done according to the Investment Allocation Requirements.

If the Policy lapses before the Rider has been exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider has been exercised, and the Policy is later reinstated, the Rider will not be reinstated.

The Policy is intended to qualify as a life insurance contract for federal tax purposes, and the Death Benefit under this Policy is intended to qualify for federal income tax exclusion. Further, the Policy is intended to qualify as a life insurance contract that is not a modified endowment contract for federal tax purposes. To achieve these purposes, the Death Benefit at all times shall be at least equal to the minimum necessary to maintain any such tax qualification. No provisions of this Rider are intended to reduce any protection provided by any of the Policy’s federal tax qualification provisions.

This Rider will terminate on the earliest of:

1. Your Written Request;

2. termination of the Policy; or

3. Any of the following, if requested after the Exercise Effective Date:

a. an increase in the Policy’s Face Amount;

b. a change in the Death Benefit Option;

c. any Distribution, whether taken as a withdrawal and/or a loan you request, or as a result of a Forced Distribution, that exceeds the Maximum Allowable Distribution;

d. any transfer from the Fixed LT Account, if prior to such transfer a No-Lapse Credit has been made;

e. addition of any Rider with Policy charges; or

f. allocation of any portion of the Accumulated Value to an Investment Option other than a Fixed Option or an eligible Model.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

In general, your Policy Coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with an Accounting Benefit Rider and Cash Value Enhancement Rider II may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a listbill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the listbill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for inforce payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•  cash

•  credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

Once you have made your first premium payment, you can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

We deduct a 3.50% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.

Premium based charges

State and local charge

We deduct 2.35% for MVP and MVP-2004 and 1.95% for MVP VI from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit, based on the length of time it has been In Force.

Beginning on your 16th Policy Anniversary (6th Policy Anniversary for MVP VI Policies) and each Policy Anniversary thereafter, we may credit your Policy with a persistency credit. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

The chart below shows the percentages we intend to use in calculating the persistency credit on certain Policy Anniversaries.

	Policy Anniversary 6–15	Policy Anniversary 16–20	Policy Anniversary 21+
MVP Policies issued prior to 5/1/03[1]	0%	0.10%	0.20%
MVP Policies issued after 4/30/03[1]	0%	0.20%	0.30%
MVP-2004	0%	0.20%	0.35%
MVP VI	0.25%	0.35%	0.45%

1For Policies issued in New Jersey, policies issued prior to February 6, 2003 may be credited 0.10% and policies issued after February 25, 2003 may be credited 0.20% on the 16th anniversary.

Your Policy’s persistency credit is not guaranteed, and we do not guarantee to increase the percentage we use to calculate the persistency credit after we begin crediting your Policy. We may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

• cost of insurance

• administrative charge

• Mortality and Expense Risk Charge

• charges for optional Riders

Cost of Insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for your Coverage Segments.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466 for MVP, and 1.002060 for MVP-2004 and MVP VI.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider, Accounting Benefit Rider, and for MVP VI, the Cash Value Enhancement Rider II, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Cost of insurance guaranteed period

Our current cost of insurance rates are not guaranteed. The guaranteed period could be 0, 2, 5 or 10 years from the date of Policy issue. The guaranteed period for your Policy appears in your Policy Specifications.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between Ages 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you will receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you will receive the two-year guaranteed period.

There is no charge for applying the guaranteed period to the cost of insurance charges associated with a Face Amount increase. The same guarantee period applies to the Accounting Benefit Rider and for MVP VI, the Cash Value Enhancement Rider II.

There is no guaranteed period for Annual Renewable Term Rider Coverage.

Administrative charge

We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge:

The mortality and expense risk charge has two separate charges:

• M&E risk face amount charge We deduct a face amount charge every month at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy. The charge will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We will specify these charges in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

When the Insured reaches Age 100, the M&E risk face amount charge is reduced to $0.

• M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example
For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

• a base Face Amount of $350,000

• Accumulated Value of $30,000 after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:
MVP
• • $126.00 (($350,000 ÷ 1,000) × 0.360) under Death Benefit Option A and Option C.
• • $181.30 (($350,000 ÷ 1,000) × 0.518) under Death Benefit Option B.
MVP-2004 and MVP VI
• $126.00 during the first 10 Policy Years (($350,000 ÷ 1,000) × 0.360) and $0 in Policy Year 11 and thereafter under Death Benefit Option A and Option C.

• $399.70 during the first 10 Policy Years under Death Benefit Option B (($350,000 ÷ 1,000) × 1.142), $218.40 in Policy Year 11 and thereafter (($350,000 ÷ 1,000) × 0.624), and $0 when the Insured reaches Age 100.

For all Policies the monthly charge for the M&E risk asset charge is (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)) = $9.59.

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period

If the Insured dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

•  written application

• evidence satisfactory to us that the Insured is still insurable

• a premium payment sufficient to:

• cover all unpaid monthly charges that were due in the grace period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When this Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of lapse subject to the following. We will allocate the Accumulated Value and your premium payment, less the Premium Load, to the Fixed and Variable Accounts according to your most recent allocation instructions.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund.

Strategic Advisers, Inc., an affiliate of Fidelity Management & Research Company, is the investment adviser for the Fidelity VIP Freedom Funds available under your Policy. Fidelity Management & Research Company is the investment advisor for the Fidelity VIP Contrafund Portfolio, the Fidelity VIP Growth Portfolio, the Fidelity VIP Mid Cap Portfolio, the Fidelity VIP Money Market Portfolio, and the Fidelity VIP Value Strategies Portfolio. These portfolios are part of the Fidelity Variable Insurance Products Funds.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign VIP Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and the Legg Mason Partners Variable Income Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Management LLC is the investment manager of the Neuberger Berman Advisers Management Trust. Neuberger Berman LLC is the sub-adviser for the portfolio.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s High Yield Bond portfolios under that name.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS,INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

BlackRock iShares® Alternative Strategies V.I. Fund Class I	Seeks to achieve long term growth of capital and risk adjusted returns.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Allocation V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Fixed Income V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Equity Appreciation V.I. Fund Class I	Seeks to provide growth of capital.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.
Fidelity VIP Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Core Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LEGG MASON PARTNERS VARIABLE INCOME TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC

M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, L.P.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Absolute Return Portfolio	Seeks to provide total return.	BlueBay Asset Management LLP

American Funds® Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds® Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds® Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management

Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc. and Macro Currency Group
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Investment Managers

Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management

International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Batterymarch Financial Management, Inc.

International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

J.P. Morgan Investment Management Inc.
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company

Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners

Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Small-Cap Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC & AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Seeks to provide a high level of dividend income as well as long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Van Eck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

1  Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

2  Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% for MVP and 2.50% for MVP-2004 and MVP VI.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

• For MVP we may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your life insurance producer or contact us.

• For MVP-2004 and MVP VI we may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity VIP Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income Portfolio, American Funds Growth Portfolio, American Funds Asset Allocation Portfolio, Currency Strategies Portfolio, Global Absolute Return Portfolio, Precious Metals Portfolio, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Variable Account I (M International Equity Fund), BlackRock Global Allocation V.I. Fund Class III, BlackRock iShares Alternative Strategies V.I. Fund Class I, BlackRock iShares Equity Appreciation V.I. Fund Class I, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class, Templeton Foreign VIP Fund Class 2, Templeton Global Bond VIP Fund Class 2, Van Eck VIP Global Hard Assets Fund Initial Class or Western Asset Variable Global High Yield Bond Portfolio Class II.

•  For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity VIP Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year for MVP-2004 and MVP VI and for MVP $50 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all Owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you have chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you have made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

An example
Policy Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000
[1]Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Loan Account earns interest daily at an annual rate of at least 3% for MVP and 2.50% for MVP-2004 and MVP VI. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% for MVP and 2.50% for MVP-2004 and MVP VI on the amount in the Loan Account.

How much you can borrow

You can borrow up to the larger of the following amounts:

• 90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

• the result of a × (b ÷ c) - d where:

a = the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge

MVP	MVP-2004
MVP VI
b = 1.03	b = 1.025
c = 1.0325	c = 1.0275
d = any Policy Debt.	d = any Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000
• Policy Debt of $60,000
• a most recent monthly deduction of $225
• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the greater of: $25,000 ((90% × $100,000) – $60,000 – $5,000) or:
MVP	MVP-2004 and MVP VI
$32,076.51	$32,075.42
(a × (b ÷ c)) – d, where:	(a x (b ÷ c)) – d, where:
a = $92,300 ($100,000 – $5,000 – (12 × $225))	a = $92,300 ($100,000 – $5,000 – (12 × $225))
b = 1.03	b = 1.025
c = 1.0325	c = 1.0275
d = $60,000	d = $60,000

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection Rider (MVP-2004 and MVP VI only)

Subject to availability in your state, Policies issued after February 22, 2005 will have an Overloan Protection Rider if the Insured is Age 80 or younger and you elected the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

A surrender charge applies to each base Coverage Segment.

• Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

• The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

• There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

• We guarantee the Surrender Charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

After the first Policy Year, you may exchange the named Insured on this Policy for a new Insured, subject to the terms of your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we will send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

• we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

• we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you have substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we will calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you have made, and any dividends we have paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

For MVP policies issued in Maryland or Connecticut, and for MVP-2004 and MVP VI policies issued in Georgia or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

• the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

• the Minimum Death Benefit for the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

•  You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2015, the indexed exemption amount is $5,430,000.

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of the each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2014, we had $492.1 billion of individual life insurance in force and total admitted assets of approximately $113 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each (Class II) Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust (I Class) held by our separate accounts. OppenheimerFunds, Distributor, Inc. pays us for each Oppenheimer Variable Account Funds (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, and may also change the rates on any Riders on your Policy which base charges on Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX B: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

POLICY DATE

Policy Date

For MVP policies issued in Massachusetts, the term “Issue Date” is substituted for Policy Date.

REINSTATING A LAPSED POLICY

Reinstatement

Policies issued in Oregon that have not been surrendered may be reinstated within three years after the end of the grace period.

WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product, Policy #P98-52M (“MVP”), M’s Versatile Product, Policy #P04MVP for Policies issued until October 31, 2006 (“MVP-2004”) and MVP VI, Policy #P04MVP for Policies issued on or after November 1, 2006 (“MVP VI”) variable life insurance policies are underwritten by Pacific Life Insurance Company.

You will find more information about the Policies and Pacific Select Exec Separate Account in the SAI dated May 1, 2015. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and also Policy loans) at:

(866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 333-61135

Pacific Life Insurance Company

Mailing address:

P.O. Box 2030

Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-29575-06 05/15

P98-52M

P04MVP

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

M’S VERSATILE PRODUCT®

M’S VERSATILE PRODUCT® VI

PACIFIC SELECT EXEC SEPARATE ACCOUNT

The Policy is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2015, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

TABLE OF CONTENTS

PREMIUM LIMITATIONS	1
Guideline Premium Limit	1
Modified Endowment Contract	1
Increasing the Net Amount At Risk	1
TRANSFER SERVICES	1
Dollar Cost Averaging	2
Portfolio Rebalancing	2
Fixed Option Interest Sweep	2
WITHDRAWAL FEATURES	3
Automated Income Option	3
MORE ON POLICY CHARGES	4
How We Calculate the Surrender Charge	4
Underwriting Methods	5
Increases in Face Amount	6
MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES	6
Mortality and Expense Charges	6
Investor Control	6
Comparison to Taxable Investments	7
MORE ON PACIFIC LIFE AND THE POLICIES	7
How We Are Organized	7
Distribution Arrangements	8
The Separate Account	10
Performance	10
Yields	11
Financial Statements	12
Independent Registered Public Accounting Firm and Independent Auditors	12

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

i

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

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Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the grace period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your available Fixed Options to the Variable Investment Options. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

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• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

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• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.

The amount of the surrender charge does not change during the first Policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

The most we will assess on any surrendered Coverage Segment per $1,000 of Face Amount is $5.71 for MVP and $10.59 for both MVP-2004 and MVP VI.

An example for MVP
For a Policy:

• that insures a male non-smoker Age 45 when the Policy is issued
• with an initial Face Amount of $350,000
	For Death Benefit Option A or Option C the surrender charge is:	For Death Benefit Option B, the surrender charge is:
At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$1,029.00 (($350,000 ÷ $1,000) × 2.94)
End of seventh Policy Year	$219.19 ($724.50 — ($724.50 × .8403% × 83 months))	$311.32 ($1,029.00 — ($1,029.00 × .8403% × 83 months))

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An example for MVP-2004 and MVP VI
For a Policy:

• that insures a male non-smoker Age 45 when the Policy is issued
• with an initial Face Amount of $350,000
	For Death Benefit Option A or Option C the surrender charge is:	For Death Benefit Option B, the surrender charge is:
At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$2,236.50 (($350,000 ÷ $1,000) × 6.39)
End of seventh Policy Year	$219.19 ($724.50 — ($724.50 × .8403% × 83 months))	$676.66 ($2,236.50 — ($2,236.50 × .8403% × 83 months))

Underwriting Methods and Nonstandard Ratings

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Segment with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Segment is issued. If we determine that a nonstandard rating applies to your Coverage Segment, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Segment is issued.

Ask your life insurance producer for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

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Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that

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a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

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Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2014, 2013 and 2012 was $2,341,197.77, $2,605,701.95 and $2,765,782.03 for MVP, $1,039,459.05, $1,035,139.03 and $1,143,480.89 for MVP-2004 and $1,040,820.13, $1,085,784.25 and $1,212,171.97 for MVP VI respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicited applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and for MVP-2004 and MVP VI in some cases commissions on premiums paid up to the first target premium may be up to 95%, but the most common schedule of commissions we pay is:

MVP

• 85% of premiums paid up to the first target premium

• 32% of premiums paid up to the second target premium

• 7.5% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

MVP-2004

• 95% of premiums paid up to the first target premium

• 31% of premiums paid up to the second target premium

• 6.5% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

MVP VI

•  95% of premiums paid up to the first target premium

• 14% of premiums paid up to the second target premium

• 6% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 95% of, the Policy's guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

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PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% for MVP and MVP-2004 and 0.20% for MVP VI of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 14.50% of the first target premium and 1% for MVP VI and 2% for MVP and MVP-2004 of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2014, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: Aim Systems Inc, Arete Wealth Management Llc, Axa Advisors Llc, Benefit Funding Services, Best Practices Of America Llc, Cambridge Invstmt Research Inc, Capital Investment Group Inc, Cbiz Financial Solutions Inc, Cbiz Financial Solutions Inc, CBIZ Life Insurance Solutions Inc, Cetera Investment Services LLC, CLA USA Inc, Clark Securities Inc, Cms National Services LLC, Commonwealth Financial Network, Copperstone Insurance Services L L C, Crump Life Insurance Services Inc, Cuna Brokerage Services Inc, Elite Partners L L C, Exclusive Marketing Organization, Fas Corp, FASI Insurance Services Inc, Fasi of Tx Inc, First Allied Securities Inc, First Heartland Capital Inc, Fsc Securities Corporation, Futurity First Insurance Group Inc, Global View Capital Ins, Highland Capital Brokerage Inc, Impact Partnership LLC, Independent Financial Group Llc, Invest Financial Corporation, Investment Centers Of America Inc, Linsco Private Ledger Corp, Linsco Private Ledger Ins Assc Inc, Lion Street Financial LLC, Mercer Allied Company Lp, Metlife Securities Inc, Money Concepts Capital Corp, N F P Securities Inc, National Insurance Corporation, National Planning Corporation, National Securities Corporation, New England Securities Corporation, New FFR Ins Services Inc, Next Financial Group Inc, NFP Insurance Services Inc, Ogilvie Security Advisors Corp, One Resource Group Corporation, P J Robb Variable Corp, P J Robb Variable Corp, Performance Partners Insurance Solutions LLC, Ramkade Insurance Services Inc, Raymond James & Associates Inc, Raymond James Fin Svcs Inc, Royal Alliance Ins Agcy Of Wy Inc, Sagepoint Financial Inc, Saybrus Equity Services Inc, Saybrus Partners Inc, Securian Financial Services Inc, Securities America Inc, Signator Financial Services Inc, Sii Investments Inc, Strategic Partners Inc, Summit Brokerage Services Inc, The Leaders Group Inc, The Strategic Financial Alliance Inc, Tower Square Securities Inc, United Planners Financial Svcs Of America, Walnut Street Securities, Wealth Preservation & Management Inc, William Stoddart, Windy City Financial Partners Inc, Woodbury Financial Services, and World Group Securities Inc.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of

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Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

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In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity VIP Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity VIP Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity VIP Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity VIP Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis

11

for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity VIP Money Market portfolio

Current yield for the Fidelity VIP Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity VIP Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2014 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2014 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

12

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

13

Form No. 15-29576-06

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy (formerly named Inflation Protected), Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused Growth (formerly named Focused 30), Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Dreyfus Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Money Market Service Class, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2 (formerly named Templeton Foreign Securities Class 2),Templeton Global Bond VIP Class 2 (formerly named Templeton Global Bond Securities Class 2), GE Investments Total Return Class 3, Janus Aspen Series Overseas Service Shares, Janus Aspen Series Enterprise Service Shares, Lazard Retirement Global Dynamic Multi Asset Service Class, Lazard Retirement U.S. Strategic Equity Service Class, ClearBridge Variable Aggressive Growth – Class II, ClearBridge Variable Mid Cap Core – Class II, Lord Abbet Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, Variable Account I, Variable Account II, Variable Account III, Variable Account V, MFS® New Discovery Series – Service Class, MFS Utilities Series – Service Class, Neuberger Berman Socially Responsive I Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation – Advisor Class (formerly named PIMCO Global Multi-Asset – Advisor Class), Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2014, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2014, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2014, the results of their operations for the year or period then ended and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2015

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Pacific Select Fund
Diversified Bond	Diversified Bond Class I *	4,889,498	$41,522,592	$42,657,892
Floating Rate Income	Floating Rate Income Class I *	236,057	2,440,456	2,424,132
Floating Rate Loan	Floating Rate Loan Class I *	2,440,781	14,744,933	15,058,372
High Yield Bond	High Yield Bond Class I *	13,064,094	82,932,643	88,676,761
Inflation Managed	Inflation Managed Class I *	9,610,090	107,542,366	95,968,523
Inflation Strategy	Inflation Strategy Class I *	135,474	1,387,799	1,357,952
Managed Bond	Managed Bond Class I *	23,679,111	269,972,355	279,297,694
Short Duration Bond	Short Duration Bond Class I *	7,062,060	66,752,195	67,244,682
Emerging Markets Debt	Emerging Markets Debt Class I *	378,618	3,955,783	3,685,921
American Funds® Growth	American Funds Growth Class I *	5,581,577	46,022,899	73,504,430
American Funds Growth-Income	American Funds Growth-Income Class I *	4,263,319	40,672,671	65,422,619
Comstock	Comstock Class I *	4,495,033	41,119,603	54,683,741
Dividend Growth	Dividend Growth Class I *	3,828,867	39,971,810	56,635,333
Equity Index	Equity Index Class I *	12,895,825	374,127,452	591,431,202
Focused Growth	Focused Growth Class I *	1,439,110	18,313,537	26,391,332
Growth	Growth Class I *	9,884,802	157,806,878	193,169,687
Large-Cap Growth	Large-Cap Growth Class I *	5,996,394	32,749,479	46,192,492
Large-Cap Value	Large-Cap Value Class I *	6,955,201	77,100,283	123,319,212
Long/Short Large-Cap	Long/Short Large-Cap Class I *	1,236,765	10,280,496	13,639,806
Main Street® Core	Main Street Core Class I *	6,570,678	123,135,093	187,895,368
Mid-Cap Equity	Mid-Cap Equity Class I *	7,217,508	82,098,724	101,910,360
Mid-Cap Growth	Mid-Cap Growth Class I *	4,779,496	41,011,617	49,372,430
Mid-Cap Value	Mid-Cap Value Class I *	914,767	12,014,405	12,740,478
Small-Cap Equity	Small-Cap Equity Class I *	1,172,836	15,135,690	18,846,498
Small-Cap Growth	Small-Cap Growth Class I *	2,169,574	23,065,734	28,293,832
Small-Cap Index	Small-Cap Index Class I *	12,060,897	136,143,854	216,138,206
Small-Cap Value	Small-Cap Value Class I *	4,184,819	52,446,949	66,523,120
Value Advantage	Value Advantage Class I *	452,086	5,577,293	6,027,380
Health Sciences	Health Sciences Class I *	2,292,796	36,494,877	64,134,592
Real Estate	Real Estate Class I *	4,856,571	70,640,295	105,289,420
Technology	Technology Class I *	2,865,538	13,534,410	16,204,243
Emerging Markets	Emerging Markets Class I *	8,475,273	120,027,405	128,129,512
International Large-Cap	International Large-Cap Class I *	18,056,705	113,393,309	136,650,886
International Small-Cap	International Small-Cap Class I *	1,814,685	12,397,506	14,384,966
International Value	International Value Class I *	12,309,388	141,590,108	130,010,539
Currency Strategies	Currency Strategies Class I *	47,263	485,520	501,764
Global Absolute Return	Global Absolute Return Class I *	136,282	1,344,507	1,425,507
Precious Metals	Precious Metals Class I *	509,921	2,695,280	2,064,456
American Funds Asset Allocation	American Funds Asset Allocation Class I *	1,074,882	18,750,994	21,528,771
Pacific Dynamix - Conservative Growth	Pacific Dynamix - Conservative Growth Class I *	359,939	4,531,468	4,846,920
Pacific Dynamix - Moderate Growth	Pacific Dynamix - Moderate Growth Class I *	1,351,155	19,699,774	21,840,835
Pacific Dynamix - Growth	Pacific Dynamix - Growth Class I *	1,373,217	20,721,865	23,761,520
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I *	1,698,298	18,069,618	19,157,249
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I *	4,144,677	41,663,757	48,874,281
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I *	19,282,838	190,421,600	235,015,292
Portfolio Optimization Growth	Portfolio Optimization Growth Class I *	24,686,888	241,013,002	310,508,241
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I *	10,168,555	98,926,722	129,631,724

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	264,434	9,108,557	9,101,821

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	504,785	8,890,562	10,019,979

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	1,388,238	21,958,240	22,656,044
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	4,214,228	61,147,785	59,715,611

	Dreyfus Variable Investment Fund
Dreyfus Appreciation Service Shares	Dreyfus Appreciation Service Shares	6,301	305,128	310,212

See Notes to Financial Statements	SA-2	See explanation of symbol on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	1,600,547	$37,679,634	$58,740,070
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	76,360	860,873	945,336
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	174,151	1,994,668	2,180,376
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	684,182	7,908,261	8,689,112
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	602,565	7,110,999	7,887,577
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	684,344	7,830,319	8,862,249
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	134,699	2,608,502	2,617,196
Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	73,302	1,321,309	1,350,948
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	133,095	1,437,985	1,462,713
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2 *	137,259	7,221,298	8,619,887
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,056,237	30,868,072	38,911,755
Fidelity VIP Money Market Service Class	Fidelity VIP Money Market Service Class	170,226,384	170,226,384	170,226,384
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	395,764	5,135,570	6,047,276

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Class 2	Templeton Foreign VIP Class 2	1,014,729	17,153,502	15,271,670
Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Class 2	2,331,227	43,330,390	41,938,782

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	113,109	2,101,557	2,120,801

	Janus Aspen Series
Janus Aspen Series Overseas Service Shares	Janus Aspen Series Overseas Service Shares	546,187	19,557,568	17,232,191
Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Enterprise Service Shares	110,891	5,764,395	6,571,387

	Lazard Retirement Series, Inc.
Lazard Retirement Global Dynamic Multi Asset Service Class	Lazard Retirement Global Dynamic Multi Asset Service Class	33,667	425,917	399,289
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	253,250	3,259,243	3,076,992

	Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Aggressive Growth - Class II	530,347	14,292,940	15,761,927
ClearBridge Variable Mid Cap Core - Class II	ClearBridge Variable Mid Cap Core - Class II	1,255,036	21,093,985	23,406,413

	Lord Abbett Series Fund, Inc.
Lord Abbett Bond Debenture Class VC	Lord Abbett Bond Debenture Class VC	61,804	788,467	734,853
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC	197,964	4,691,069	4,842,200
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	403,012	8,153,859	7,500,047
Lord Abbett Total Return Class VC	Lord Abbett Total Return Class VC	1,349,986	22,945,054	22,747,262

	M Fund, Inc.
I	M International Equity	5,039,855	56,020,314	60,125,465
II	M Large Cap Growth	1,913,325	33,823,740	45,824,141
III	M Capital Appreciation	1,742,682	40,195,681	52,663,845
V	M Large Cap Value	1,930,792	22,502,733	25,795,383

	MFS® Variable Insurance Trust
MFS New Discovery Series - Service Class	MFS New Discovery Series - Service Class	784,117	13,849,688	11,996,987
MFS Utilities Series - Service Class	MFS Utilities Series - Service Class	489,044	14,540,747	16,373,206

	Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive I Class	Neuberger Berman Socially Responsive I Class	9,569	206,584	228,506

	Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA Service Shares	82,545	3,279,902	3,228,327

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	498,041	6,176,737	5,782,255

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	164,530	1,901,458	1,847,671

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	3,049,684	45,608,574	61,573,130
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	1,793,882	41,714,578	53,708,819

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	1,647,071	52,377,717	41,786,201

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios/funds during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements	SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

	Variable Accounts
	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Strategy	Managed Bond
ASSETS
Investments in mutual funds, at value	$42,657,892	$2,424,132	$15,058,372	$88,676,761	$95,968,523	$1,357,952	$279,297,694
Receivables:
Due from Pacific Life Insurance Company	-	15	24	-	-	20,484	-
Investments sold	258,857	-	-	70,872	132,441	-	21,598
Total Assets	42,916,749	2,424,147	15,058,396	88,747,633	96,100,964	1,378,436	279,319,292
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	258,857	-	-	70,788	132,530	-	21,552
Investments purchased	-	15	40	-	-	20,484	-
Total Liabilities	258,857	15	40	70,788	132,530	20,484	21,552
NET ASSETS	$42,657,892	$2,424,132	$15,058,356	$88,676,845	$95,968,434	$1,357,952	$279,297,740
Units Outstanding	2,880,608	236,154	1,393,249	1,388,604	1,664,599	128,533	4,337,906
Accumulation Unit Value	$14.81	$10.27	$10.81	$63.86	$57.65	$10.57	$64.39
Cost of Investments	$41,522,592	$2,440,456	$14,744,933	$82,932,643	$107,542,366	$1,387,799	$269,972,355
	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth- Income	Comstock	Dividend Growth	Equity Index
ASSETS
Investments in mutual funds, at value	$67,244,682	$3,685,921	$73,504,430	$65,422,619	$54,683,741	$56,635,333	$591,431,202
Receivables:
Due from Pacific Life Insurance Company	73,940	166	-	-	16,060		-
Investments sold	-	-	183,767	21,009	-	6,776	370,997
Total Assets	67,318,622	3,686,087	73,688,197	65,443,628	54,699,801	56,642,109	591,802,199
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	183,781	25,642	-	6,714	370,640
Investments purchased	73,920	164	-	-	15,869	-	-
Total Liabilities	73,920	164	183,781	25,642	15,869	6,714	370,640
NET ASSETS	$67,244,702	$3,685,923	$73,504,416	$65,417,986	$54,683,932	$56,635,395	$591,431,559
Units Outstanding	5,302,346	370,370	3,462,006	3,283,644	2,726,701	2,488,413	6,487,525
Accumulation Unit Value	$12.68	$9.95	$21.23	$19.92	$20.05	$22.76	$91.16
Cost of Investments	$66,752,195	$3,955,783	$46,022,899	$40,672,671	$41,119,603	$39,971,810	$374,127,452
	Focused Growth	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core	Mid-Cap Equity
ASSETS
Investments in mutual funds, at value	$26,391,332	$193,169,687	$46,192,492	$123,319,212	$13,639,806	$187,895,368	$101,910,360
Receivables:
Due from Pacific Life Insurance Company	-	-	65,549	-	-	-	-
Investments sold	19,652	20,350	-	23,316	10,075	47,853	8,076
Total Assets	26,410,984	193,190,037	46,258,041	123,342,528	13,649,881	187,943,221	101,918,436
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	19,627	20,285	-	22,895	10,058	47,833	7,876
Investments purchased	-	-	65,545	-	-	-	-
Total Liabilities	19,627	20,285	65,545	22,895	10,058	47,833	7,876
NET ASSETS	$26,391,357	$193,169,752	$46,192,496	$123,319,633	$13,639,823	$187,895,388	$101,910,560
Units Outstanding	1,186,635	2,625,680	3,587,219	4,512,853	803,940	2,156,015	2,713,308
Accumulation Unit Value	$22.24	$73.57	$12.88	$27.33	$16.97	$87.15	$37.56
Cost of Investments	$18,313,537	$157,806,878	$32,749,479	$77,100,283	$10,280,496	$123,135,093	$82,098,724

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	Variable Accounts
	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value	Value Advantage
ASSETS
Investments in mutual funds, at value	$49,372,430	$12,740,478	$18,846,498	$28,293,832	$216,138,206	$66,523,120	$6,027,380
Receivables:
Due from Pacific Life Insurance Company	10,047	2,055	-	-	-	-	104
Investments sold	-	-	1,786	818	23,691	109,730	-
Total Assets	49,382,477	12,742,533	18,848,284	28,294,650	216,161,897	66,632,850	6,027,484
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	1,720	731	23,985	109,701	-
Investments purchased	10,167	2,074	-	-	-	-	103
Total Liabilities	10,167	2,074	1,720	731	23,985	109,701	103
NET ASSETS	$49,372,310	$12,740,459	$18,846,564	$28,293,919	$216,137,912	$66,523,149	$6,027,381
Units Outstanding	2,994,687	468,370	727,170	1,253,537	6,797,480	1,649,099	452,061
Accumulation Unit Value	$16.49	$27.20	$25.92	$22.57	$31.80	$40.34	$13.33
Cost of Investments	$41,011,617	$12,014,405	$15,135,690	$23,065,734	$136,143,854	$52,446,949	$5,577,293
	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap	International Value
ASSETS
Investments in mutual funds, at value	$64,134,592	$105,289,420	$16,204,243	$128,129,512	$136,650,886	$14,384,966	$130,010,539
Receivables:
Due from Pacific Life Insurance Company	-	-	-	21,717	-	23,556	67,764
Investments sold	13,552	181,631	9,825	-	202,444	-	-
Total Assets	64,148,144	105,471,051	16,214,068	128,151,229	136,853,330	14,408,522	130,078,303
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,537	181,695	9,848	-	202,550	-	-
Investments purchased	-	-	-	21,850	-	23,542	67,788
Total Liabilities	13,537	181,695	9,848	21,850	202,550	23,542	67,788
NET ASSETS	$64,134,607	$105,289,356	$16,204,220	$128,129,379	$136,650,780	$14,384,980	$130,010,515
Units Outstanding	1,358,410	1,689,388	1,633,147	3,087,426	9,048,553	1,198,862	4,880,181
Accumulation Unit Value	$47.21	$62.32	$9.92	$41.50	$15.10	$12.00	$26.64
Cost of Investments	$36,494,877	$70,640,295	$13,534,410	$120,027,405	$113,393,309	$12,397,506	$141,590,108
	Currency Strategies	Global Absolute Return	Precious Metals	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth	Pacific Dynamix - Growth
ASSETS
Investments in mutual funds, at value	$501,764	$1,425,507	$2,064,456	$21,528,771	$4,846,920	$21,840,835	$23,761,520
Receivables:
Due from Pacific Life Insurance Company	30	17,302	8,817	194,201	3,764	15,693	79,693
Total Assets	501,794	1,442,809	2,073,273	21,722,972	4,850,684	21,856,528	23,841,213
LIABILITIES
Payables:
Investments purchased	30	17,302	8,817	194,207	3,763	15,706	79,691
Total Liabilities	30	17,302	8,817	194,207	3,763	15,706	79,691
NET ASSETS	$501,764	$1,425,507	$2,064,456	$21,528,765	$4,846,921	$21,840,822	$23,761,522
Units Outstanding	48,289	139,666	293,834	977,867	295,990	1,197,960	1,178,850
Accumulation Unit Value	$10.39	$10.21	$7.03	$22.02	$16.38	$18.23	$20.16
Cost of Investments	$485,520	$1,344,507	$2,695,280	$18,750,994	$4,531,468	$19,699,774	$20,721,865

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	Variable Accounts
	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II	American Century VP Mid Cap Value Class II
ASSETS
Investments in mutual funds, at value	$19,157,249	$48,874,281	$235,015,292	$310,508,241	$129,631,724	$9,101,821	$10,019,979
Receivables:
Due from Pacific Life Insurance Company	27,659	-	-	68,006	-	30,218	-
Investments sold	-	69,742	172,193	-	53,768	-	148,328
Total Assets	19,184,908	48,944,023	235,187,485	310,576,247	129,685,492	9,132,039	10,168,307
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	69,787	172,223	-	53,848	-	148,325
Investments purchased	27,654	-	-	68,042	-	30,212	-
Total Liabilities	27,654	69,787	172,223	68,042	53,848	30,212	148,325
NET ASSETS	$19,157,254	$48,874,236	$235,015,262	$310,508,205	$129,631,644	$9,101,827	$10,019,982
Units Outstanding	1,641,675	4,020,807	18,768,979	24,137,404	9,981,078	731,376	624,670
Accumulation Unit Value	$11.67	$12.16	$12.52	$12.86	$12.99	$12.44	$16.04
Cost of Investments	$18,069,618	$41,663,757	$190,421,600	$241,013,002	$98,926,722	$9,108,557	$8,890,562
	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2
ASSETS
Investments in mutual funds, at value	$22,656,044	$59,715,611	$310,212	$58,740,070	$945,336	$2,180,376	$8,689,112
Receivables:
Due from Pacific Life Insurance Company	30,436	24,790	31	17,147	14	11	3,167
Total Assets	22,686,480	59,740,401	310,243	58,757,217	945,350	2,180,387	8,692,279
LIABILITIES
Payables:
Investments purchased	30,427	24,774	30	17,246	15	15	3,164
Total Liabilities	30,427	24,774	30	17,246	15	15	3,164
NET ASSETS	$22,656,053	$59,715,627	$310,213	$58,739,971	$945,335	$2,180,372	$8,689,115
Units Outstanding	1,156,612	3,051,858	26,021	2,608,821	69,725	162,254	662,948
Accumulation Unit Value	$19.59	$19.57	$11.92	$22.52	$13.56	$13.44	$13.11
Cost of Investments	$21,958,240	$61,147,785	$305,128	$37,679,634	$860,873	$1,994,668	$7,908,261
	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2
ASSETS
Investments in mutual funds, at value	$7,887,577	$8,862,249	$2,617,196	$1,350,948	$1,462,713	$8,619,887	$38,911,755
Receivables:
Due from Pacific Life Insurance Company	1,905	2,610	1,343	1,929	58	-	-
Investments sold	-	-	-	-	-	498	116,071
Total Assets	7,889,482	8,864,859	2,618,539	1,352,877	1,462,771	8,620,385	39,027,826
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	-	490	115,982
Investments purchased	1,901	2,608	1,343	1,929	58	-	-
Total Liabilities	1,901	2,608	1,343	1,929	58	490	115,982
NET ASSETS	$7,887,581	$8,862,251	$2,617,196	$1,350,948	$1,462,713	$8,619,895	$38,911,844
Units Outstanding	580,865	678,916	192,608	98,346	113,219	415,565	1,620,708
Accumulation Unit Value	$13.58	$13.05	$13.59	$13.74	$12.92	$20.74	$24.01
Cost of Investments	$7,110,999	$7,830,319	$2,608,502	$1,321,309	$1,437,985	$7,221,298	$30,868,072

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	Variable Accounts
	Fidelity VIP Money Market Service Class	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign VIP Class 2	Templeton Global Bond VIP Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
ASSETS
Investments in mutual funds, at value	$170,226,384	$6,047,276	$15,271,670	$41,938,782	$2,120,801	$17,232,191	$6,571,387
Receivables:
Due from Pacific Life Insurance Company	443,070	113,068	9,078	39,256	15,841	3,732	252
Total Assets	170,669,454	6,160,344	15,280,748	41,978,038	2,136,642	17,235,923	6,571,639
LIABILITIES
Payables:
Investments purchased	442,631	113,062	9,074	39,219	15,842	3,873	251
Total Liabilities	442,631	113,062	9,074	39,219	15,842	3,873	251
NET ASSETS	$170,226,823	$6,047,282	$15,271,674	$41,938,819	$2,120,800	$17,232,050	$6,571,388
Units Outstanding	17,021,081	302,551	1,273,231	3,383,661	152,788	1,750,222	341,813
Accumulation Unit Value	$10.00	$19.99	$11.99	$12.39	$13.88	$9.85	$19.23
Cost of Investments	$170,226,384	$5,135,570	$17,153,502	$43,330,390	$2,101,557	$19,557,568	$5,764,395
	Lazard Retirement Global Dynamic Multi Asset Service Class	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Bond Debenture Class VC	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC
ASSETS
Investments in mutual funds, at value	$399,289	$3,076,992	$15,761,927	$23,406,413	$734,853	$4,842,200	$7,500,047
Receivables:
Due from Pacific Life Insurance Company	-	14	9,407	3,410	21	-	7,698
Investments sold	-	-	-	-	-	30,881	-
Total Assets	399,289	3,077,006	15,771,334	23,409,823	734,874	4,873,081	7,507,745
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	-	30,994	-
Investments purchased	-	15	9,406	3,428	-	-	1,516
Total Liabilities	-	15	9,406	3,428	-	30,994	1,516
NET ASSETS	$399,289	$3,076,991	$15,761,928	$23,406,395	$734,874	$4,842,087	$7,506,229
Units Outstanding	39,227	206,026	761,676	1,342,561	72,657	299,887	458,236
Accumulation Unit Value	$10.18	$14.93	$20.69	$17.43	$10.11	$16.15	$16.38
Cost of Investments	$425,917	$3,259,243	$14,292,940	$21,093,985	$788,467	$4,691,069	$8,153,859
	Lord Abbett Total Return Class VC	I	II	III	V	MFS New Discovery Series - Service Class	MFS Utilities Series - Service Class
ASSETS
Investments in mutual funds, at value	$22,747,262	$60,125,465	$45,824,141	$52,663,845	$25,795,383	$11,996,987	$16,373,206
Receivables:
Due from Pacific Life Insurance Company	97,943	-	-	8,528	2,731	4,263	2,330
Investments sold	-	283,692	7,236	-	-	-	-
Total Assets	22,845,205	60,409,157	45,831,377	52,672,373	25,798,114	12,001,250	16,375,536
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	283,749	7,261	-	-	-	-
Investments purchased	97,946	-	-	8,521	2,958	4,265	2,312
Total Liabilities	97,946	283,749	7,261	8,521	2,958	4,265	2,312
NET ASSETS	$22,747,259	$60,125,408	$45,824,116	$52,663,852	$25,795,156	$11,996,985	$16,373,224
Units Outstanding	2,204,601	1,793,862	1,075,123	740,956	1,030,936	665,038	961,535
Accumulation Unit Value	$10.32	$33.52	$42.62	$71.08	$25.02	$18.04	$17.03
Cost of Investments	$22,945,054	$56,020,314	$33,823,740	$40,195,681	$22,502,733	$13,849,688	$14,540,747

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	Variable Accounts
	Neuberger Berman Socially Responsive I Class	Oppenheimer Global Fund/ VA Service Shares	PIMCO Global Multi- Asset Managed Allocation - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
ASSETS
Investments in mutual funds, at value	$228,506	$3,228,327	$5,782,255	$1,847,671	$61,573,130	$53,708,819	$41,786,201
Receivables:
Due from Pacific Life Insurance Company	15	89	2,794	1,818	-	-	-
Investments sold	-	-	-	-	3,579	232,548	107,101
Total Assets	228,521	3,228,416	5,785,049	1,849,489	61,576,709	53,941,367	41,893,302
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	3,607	232,679	107,124
Investments purchased	15	91	2,875	1,853	-	-	-
Total Liabilities	15	91	2,875	1,853	3,607	232,679	107,124
NET ASSETS	$228,506	$3,228,325	$5,782,174	$1,847,636	$61,573,102	$53,708,688	$41,786,178
Units Outstanding	17,146	274,354	603,349	145,785	2,699,859	2,898,123	1,900,239
Accumulation Unit Value	$13.33	$11.77	$9.58	$12.67	$22.81	$18.53	$21.99
Cost of Investments	$206,584	$3,279,902	$6,176,737	$1,901,458	$45,608,574	$41,714,578	$52,377,717

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Variable Accounts
	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Strategy	Managed Bond
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	353,798	52,175	1,019	1,748,244	(2,091,830)	(72,384)	6,690,333
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	353,798	52,175	1,019	1,748,244	(2,091,830)	(72,384)	6,690,333
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,193,558	(31,596)	200,092	(1,298,833)	5,383,843	83,316	7,306,821
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,547,356	$20,579	$201,111	$449,411	$3,292,013	$10,932	$13,997,154
	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth- Income	Comstock	Dividend Growth	Equity Index
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	69,226	(45,041)	4,318,739	1,576,759	3,915,510	2,771,339	15,028,744
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	69,226	(45,041)	4,318,739	1,576,759	3,915,510	2,771,339	15,028,744
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	346,649	(133,859)	1,199,771	4,358,705	626,622	3,277,749	54,318,620
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$415,875	($178,900)	$5,518,510	$5,935,464	$4,542,132	$6,049,088	$69,347,364
	Focused Growth	Growth	Large-Cap Growth	Large-Cap Value	Long/ Short Large-Cap	Main Street Core	Mid-Cap Equity
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,068,548	(3,867,038)	2,911,176	1,484,581	359,967	3,608,676	525,539
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	1,068,548	(3,867,038)	2,911,176	1,484,581	359,967	3,608,676	525,539
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	1,327,482	20,048,274	693,293	11,483,203	1,394,342	15,538,142	3,796,196
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,396,030	$16,181,236	$3,604,469	$12,967,784	$1,754,309	$19,146,818	$4,321,735

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

	Variable Accounts
	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value	Value Advantage
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of mutual fund investments	1,671,764	1,355,737	443,259	3,613,658	4,296,257	3,218,383	18,846
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain on Investments	1,671,764	1,355,737	443,259	3,613,658	4,296,257	3,218,383	18,846
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,240,864	(674,664)	(141,331)	(4,092,841)	4,360,708	390,466	444,261
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,912,628	$681,073	$301,928	($479,183)	$8,656,965	$3,608,849	$463,107
	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap	International Value
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	3,982,041	12,432,298	372,401	6,996,313	5,891,699	(22,619)	(8,923,011)
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	3,982,041	12,432,298	372,401	6,996,313	5,891,699	(22,619)	(8,923,011)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	8,105,913	13,641,281	1,140,499	(13,598,808)	(12,939,177)	(317,902)	(6,290,163)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,087,954	$26,073,579	$1,512,900	($6,602,495)	($7,047,478)	($340,521)	($15,213,174)
	Currency Strategies	Global Absolute Return	Precious Metals	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth	Pacific Dynamix - Growth
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(262)	455	(10,213)	763,340	79,494	392,507	665,913
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(262)	455	(10,213)	763,340	79,494	392,507	665,913
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	17,562	67,101	(493,999)	205,249	121,145	456,253	381,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,300	$67,556	($504,212)	$968,589	$200,639	$848,760	$1,047,036

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

	Variable Accounts
	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II	American Century VP Mid Cap Value Class II
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$123,323	$93,123
Net Investment Income	-	-	-	-	-	123,323	93,123
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of mutual fund investments	1,178,884	1,032,882	3,486,329	5,743,013	2,667,444	352,577	502,915
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-	-	536,330
Realized Gain on Investments	1,178,884	1,032,882	3,486,329	5,743,013	2,667,444	352,577	1,039,245
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(366,744)	899,879	6,917,932	9,383,685	3,983,162	(519,040)	250,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$812,140	$1,932,761	$10,404,261	$15,126,698	$6,650,606	($43,140)	$1,383,367
	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$261,503	$1,339,567	$4,779	$419,269	$13,132	$30,772	$123,961
Net Investment Income	261,503	1,339,567	4,779	419,269	13,132	30,772	123,961
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of mutual fund investments	1,918,941	763,107	10,767	2,163,340	11,087	209,756	364,531
Capital gains distributions from mutual fund investments (1)	2,995,643	5,160,465	4,982	1,167,407	14,216	50,513	152,786
Realized Gain on Investments	4,914,584	5,923,572	15,749	3,330,747	25,303	260,269	517,317
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,353,189)	(6,214,409)	(4,156)	2,499,615	(1,112)	(155,955)	(241,933)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,822,898	$1,048,730	$16,372	$6,249,631	$37,323	$135,086	$399,345
	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$111,303	$118,039	$33,920	$17,604	$18,662	$-	$7,401
Net Investment Income	111,303	118,039	33,920	17,604	18,662	-	7,401
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of mutual fund investments	246,613	440,417	79,244	33,945	17,035	827,917	1,412,660
Capital gains distributions from mutual fund investments (1)	140,218	168,841	31,428	15,048	11,282	-	914,250
Realized Gain on Investments	386,831	609,258	110,672	48,993	28,317	827,917	2,326,910
CHANGE IN NET UNREALIZED DEPRECIATION ON INVESTMENTS	(156,798)	(326,629)	(50,204)	(27,635)	(659)	(74,230)	(50,956)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$341,336	$400,668	$94,388	$38,962	$46,320	$753,687	$2,283,355

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2014

	Variable Accounts
	Fidelity VIP Money Market Service Class (1)	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign VIP Class 2	Templeton Global Bond VIP Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$11,113	$47,409	$283,821	$2,137,035	$31,605	$652,636	$1,654
Net Investment Income	11,113	47,409	283,821	2,137,035	31,605	652,636	1,654
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(2)	242,700	398,223	(421,724)	43,394	(2,005,564)	614,415
Capital gains distributions from mutual fund investments (2)	-	-	-	-	60,654	2,204,832	345,385
Realized Gain (Loss) on Investments	(2)	242,700	398,223	(421,724)	104,048	199,268	959,800
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	-	66,454	(2,501,499)	(983,954)	(38,251)	(3,397,984)	(287,821)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,111	$356,563	($1,819,455)	$731,357	$97,402	($2,546,080)	$673,633
	Lazard Retirement Global Dynamic Multi Asset Service Class (1)	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Bond Debenture Class VC (1)	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$2,149	$18,797	$1,658	$19,441	$34,988	$-	$33,208
Net Investment Income	2,149	18,797	1,658	19,441	34,988	-	33,208
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(433)	118,021	748,857	1,154,892	116	20,543	1,318,036
Capital gains distributions from mutual fund investments (2)	21,374	358,288	948,215	1,662,554	17,709	29,355	1,302,157
Realized Gain on Investments	20,941	476,309	1,697,072	2,817,446	17,825	49,898	2,620,193
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(26,628)	(293,811)	488,920	(1,371,408)	(53,614)	37,053	(2,195,399)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,538)	$201,295	$2,187,650	$1,465,479	($801)	$86,951	$458,002
	Lord Abbett Total Return Class VC	I	II	III	V	MFS New Discovery Series - Service Class	MFS Utilities Series - Service Class
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$417,043	$1,493,727	$18,612	$-	$291,217	$-	$311,881
Net Investment Income	417,043	1,493,727	18,612	-	291,217	-	311,881
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	19,664	(2,191,175)	3,293,874	1,685,476	924,201	1,230,105	902,124
Capital gains distributions from mutual fund investments (2)	37,971	-	5,769,266	5,082,785	2,736,224	2,360,423	601,153
Realized Gain (Loss) on Investments	57,635	(2,191,175)	9,063,140	6,768,261	3,660,425	3,590,528	1,503,277
CHANGE IN NET UNREALIZED DEPRECIATION ON INVESTMENTS	(182,155)	(3,978,570)	(4,724,564)	(870,355)	(1,720,106)	(4,507,545)	(65,314)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$292,523	($4,676,018)	$4,357,188	$5,897,906	$2,231,536	($917,017)	$1,749,844

(1) Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

(2) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

	Variable Accounts
	Neuberger Berman Socially Responsive I Class	Oppenheimer Global Fund/VA Service Shares	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$838	$24,635	$146,784	$-	$-	$903,030	$49,483
Net Investment Income	838	24,635	146,784	-	-	903,030	49,483
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	5,444	29,682	(156,337)	47,468	2,203,129	7,486,949	446,759
Capital gains distributions from mutual fund investments (1)	-	129,620	-	147,300	-	-	-
Realized Gain (Loss) on Investments	5,444	159,302	(156,337)	194,768	2,203,129	7,486,949	446,759
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	11,461	(128,203)	305,945	(269,842)	2,608,564	(4,551,020)	(10,352,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,743	$55,734	$296,392	($75,074)	$4,811,693	$3,838,959	($9,856,188)

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year/Period Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

	Diversified Bond		Floating Rate Income (1)		Floating Rate Loan
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	353,798	(1,543,076)	52,175	1,900	1,019	(518,062)
Change in net unrealized appreciation (depreciation) on investments	1,193,558	1,322,436	(31,596)	15,272	200,092	1,170,140
Net Increase (Decrease) in Net Assets Resulting from Operations	1,547,356	(220,640)	20,579	17,172	201,111	652,078
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,210,287	1,353,217	150,795	7,736	1,533,272	1,403,253
Transfers between variable and fixed accounts, net	23,891,909	550,979	1,287,054	1,110,097	(6,216,492)	9,374,342
Policy maintenance charges	(1,099,487)	(1,096,238)	(98,490)	(23,898)	(905,499)	(808,340)
Policy benefits and terminations	(1,872,282)	(627,402)	(86,211)	-	(605,913)	(647,404)
Other (2)	(63,850)	(210,261)	39,310	(12)	5,079	(75,805)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	22,066,577	(29,705)	1,292,458	1,093,923	(6,189,553)	9,246,046
NET INCREASE (DECREASE) IN NET ASSETS	23,613,933	(250,345)	1,313,037	1,111,095	(5,988,442)	9,898,124
NET ASSETS
Beginning of Year or Period	19,043,959	19,294,304	1,111,095	-	21,046,798	11,148,674
End of Year or Period	$42,657,892	$19,043,959	$2,424,132	$1,111,095	$15,058,356	$21,046,798

	High Yield Bond		Inflation Managed		Inflation Strategy
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	1,748,244	843,723	(2,091,830)	(2,803,629)	(72,384)	(15,211)
Change in net unrealized appreciation (depreciation) on investments	(1,298,833)	5,710,162	5,383,843	(9,241,186)	83,316	(137,104)
Net Increase (Decrease) in Net Assets Resulting from Operations	449,411	6,553,885	3,292,013	(12,044,815)	10,932	(152,315)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,694,505	4,839,608	4,765,536	5,810,030	141,630	109,267
Transfers between variable and fixed accounts, net	(745,239)	(9,353,447)	(6,002,894)	(19,870,624)	65,839	291,179
Policy maintenance charges	(4,282,284)	(4,450,458)	(4,702,806)	(5,780,068)	(58,722)	(56,654)
Policy benefits and terminations	(3,933,672)	(3,449,425)	(5,163,750)	(8,980,025)	(21,700)	(75,340)
Other (2)	(290,223)	(425,204)	(393,422)	(6,974,238)	(181,472)	(4,061)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,556,913)	(12,838,926)	(11,497,336)	(35,794,925)	(54,425)	264,391
NET INCREASE (DECREASE) IN NET ASSETS	(4,107,502)	(6,285,041)	(8,205,323)	(47,839,740)	(43,493)	112,076
NET ASSETS
Beginning of Year	92,784,347	99,069,388	104,173,757	152,013,497	1,401,445	1,289,369
End of Year	$88,676,845	$92,784,347	$95,968,434	$104,173,757	$1,357,952	$1,401,445

(1) Operations commenced on May 1, 2013.

(2) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Managed Bond		Short Duration Bond		Emerging Markets Debt
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	6,690,333	518,482	69,226	37,346	(45,041)	(31,798)
Change in net unrealized appreciation (depreciation) on investments	7,306,821	(8,553,620)	346,649	191,683	(133,859)	(151,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,997,154	(8,035,138)	415,875	229,029	(178,900)	(183,325)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	15,142,531	18,447,556	4,063,810	3,738,748	172,932	165,174
Transfers between variable and fixed accounts, net	(35,987,272)	(8,198,989)	9,133,626	11,536,654	727,888	2,080,507
Policy maintenance charges	(15,103,790)	(16,878,888)	(3,300,557)	(3,134,577)	(115,842)	(82,061)
Policy benefits and terminations	(27,593,912)	(14,347,522)	(2,920,138)	(2,914,919)	(44,221)	(3,018)
Other (1)	(1,784,756)	(16,124,333)	(564,165)	111,216	13,622	(16,143)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(65,327,199)	(37,102,176)	6,412,576	9,337,122	754,379	2,144,459
NET INCREASE (DECREASE) IN NET ASSETS	(51,330,045)	(45,137,314)	6,828,451	9,566,151	575,479	1,961,134
NET ASSETS
Beginning of Year	330,627,785	375,765,099	60,416,251	50,850,100	3,110,444	1,149,310
End of Year	$279,297,740	$330,627,785	$67,244,702	$60,416,251	$3,685,923	$3,110,444

	American Funds Growth		American Funds Growth-Income		Comstock
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	4,318,739	3,006,747	1,576,759	40,722	3,915,510	2,117,798
Change in net unrealized appreciation on investments	1,199,771	12,223,379	4,358,705	13,720,736	626,622	9,509,264
Net Increase in Net Assets Resulting from Operations	5,518,510	15,230,126	5,935,464	13,761,458	4,542,132	11,627,062
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,825,570	4,362,218	3,810,442	3,608,946	3,819,385	2,890,566
Transfers between variable and fixed accounts, net	2,028,330	5,102,445	2,881,836	4,155,806	4,042,184	5,938,923
Policy maintenance charges	(3,435,018)	(3,284,483)	(3,394,285)	(2,914,577)	(2,734,211)	(2,176,342)
Policy benefits and terminations	(4,269,256)	(2,674,334)	(1,262,753)	(2,023,383)	(1,947,501)	(1,467,923)
Other (1)	346,802	(149,518)	(172,530)	(164,225)	(424,736)	(276,141)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,503,572)	3,356,328	1,862,710	2,662,567	2,755,121	4,909,083
NET INCREASE IN NET ASSETS	4,014,938	18,586,454	7,798,174	16,424,025	7,297,253	16,536,145
NET ASSETS
Beginning of Year	69,489,478	50,903,024	57,619,812	41,195,787	47,386,679	30,850,534
End of Year	$73,504,416	$69,489,478	$65,417,986	$57,619,812	$54,683,932	$47,386,679

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Dividend Growth		Equity Index		Focused Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	2,771,339	1,756,078	15,028,744	11,043,099	1,068,548	1,653,621
Change in net unrealized appreciation on investments	3,277,749	10,473,885	54,318,620	119,801,992	1,327,482	5,390,666
Net Increase in Net Assets Resulting from Operations	6,049,088	12,229,963	69,347,364	130,845,091	2,396,030	7,044,287
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,899,201	2,780,498	20,744,473	21,267,162	1,387,537	1,788,007
Transfers between variable and fixed accounts, net	(136,211)	2,554,839	37,501,141	(12,215,640)	(322,966)	(4,995,010)
Policy maintenance charges	(2,290,963)	(2,308,957)	(21,663,522)	(21,258,693)	(1,271,954)	(1,563,264)
Policy benefits and terminations	(2,660,292)	(3,106,879)	(35,511,029)	(17,981,977)	(858,645)	(1,229,544)
Other (1)	(200,612)	(261,173)	(1,565,609)	(1,117,285)	(90,873)	(229,344)
Net Decrease in Net Assets Derived from Policy Transactions	(2,388,877)	(341,672)	(494,546)	(31,306,433)	(1,156,901)	(6,229,155)
NET INCREASE IN NET ASSETS	3,660,211	11,888,291	68,852,818	99,538,658	1,239,129	815,132
NET ASSETS
Beginning of Year	52,975,184	41,086,893	522,578,741	423,040,083	25,152,228	24,337,096
End of Year	$56,635,395	$52,975,184	$591,431,559	$522,578,741	$26,391,357	$25,152,228

	Growth		Large-Cap Growth		Large-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	(3,867,038)	(4,445,524)	2,911,176	2,064,165	1,484,581	(191,681)
Change in net unrealized appreciation on investments	20,048,274	56,633,476	693,293	10,652,605	11,483,203	29,008,753
Net Increase in Net Assets Resulting from Operations	16,181,236	52,187,952	3,604,469	12,716,770	12,967,784	28,817,072
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,433,013	9,431,163	2,642,147	2,530,978	4,864,343	4,844,492
Transfers between variable and fixed accounts, net	(7,659,607)	(5,006,205)	(241,990)	(1,115,285)	(1,847,406)	1,301,048
Policy maintenance charges	(10,094,892)	(10,103,740)	(2,197,959)	(2,299,187)	(4,642,466)	(4,825,539)
Policy benefits and terminations	(10,482,995)	(9,639,628)	(2,463,247)	(2,046,406)	(4,619,280)	(4,780,329)
Other (1)	(1,088,475)	(811,795)	(303,916)	(208,138)	95,108	(672,209)
Net Decrease in Net Assets Derived from Policy Transactions	(20,892,956)	(16,130,205)	(2,564,965)	(3,138,038)	(6,149,701)	(4,132,537)
NET INCREASE (DECREASE) IN NET ASSETS	(4,711,720)	36,057,747	1,039,504	9,578,732	6,818,083	24,684,535
NET ASSETS
Beginning of Year	197,881,472	161,823,725	45,152,992	35,574,260	116,501,550	91,817,015
End of Year	$193,169,752	$197,881,472	$46,192,496	$45,152,992	$123,319,633	$116,501,550

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Long/Short Large-Cap		Main Street Core		Mid-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	359,967	(10,908)	3,608,676	(1,170,472)	525,539	(6,175,727)
Change in net unrealized appreciation on investments	1,394,342	2,328,522	15,538,142	47,131,043	3,796,196	36,386,526
Net Increase in Net Assets Resulting from Operations	1,754,309	2,317,614	19,146,818	45,960,571	4,321,735	30,210,799
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	577,233	391,558	8,332,110	8,781,034	4,386,035	5,198,580
Transfers between variable and fixed accounts, net	2,190,755	2,469,320	(899,285)	(4,543,059)	(4,523,258)	(6,126,287)
Policy maintenance charges	(463,775)	(326,214)	(9,542,673)	(9,196,585)	(4,443,745)	(4,710,827)
Policy benefits and terminations	(388,065)	(120,722)	(11,877,943)	(8,473,147)	(6,003,537)	(4,918,499)
Other (1)	(212,649)	18,107	(1,241,005)	(796,399)	(605,204)	(213,236)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,703,499	2,432,049	(15,228,796)	(14,228,156)	(11,189,709)	(10,770,269)
NET INCREASE (DECREASE) IN NET ASSETS	3,457,808	4,749,663	3,918,022	31,732,415	(6,867,974)	19,440,530
NET ASSETS
Beginning of Year	10,182,015	5,432,352	183,977,366	152,244,951	108,778,534	89,338,004
End of Year	$13,639,823	$10,182,015	$187,895,388	$183,977,366	$101,910,560	$108,778,534

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	1,671,764	2,344,382	1,355,737	1,230,122	443,259	190,309
Change in net unrealized appreciation (depreciation) on investments	2,240,864	10,197,984	(674,664)	1,327,681	(141,331)	3,674,204
Net Increase in Net Assets Resulting from Operations	3,912,628	12,542,366	681,073	2,557,803	301,928	3,864,513
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,890,016	2,948,694	989,308	768,984	931,569	818,511
Transfers between variable and fixed accounts, net	(2,059,638)	(1,861,398)	(320,216)	6,003,443	2,216,242	1,921,886
Policy maintenance charges	(2,265,422)	(2,273,707)	(700,160)	(531,163)	(879,005)	(679,967)
Policy benefits and terminations	(1,853,863)	(1,941,265)	(635,405)	(432,708)	(526,669)	(648,976)
Other (1)	(167,469)	(221,346)	(9,696)	(40,168)	196,751	38,031
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,456,376)	(3,349,022)	(676,169)	5,768,388	1,938,888	1,449,485
NET INCREASE IN NET ASSETS	456,252	9,193,344	4,904	8,326,191	2,240,816	5,313,998
NET ASSETS
Beginning of Year	48,916,058	39,722,714	12,735,555	4,409,364	16,605,748	11,291,750
End of Year	$49,372,310	$48,916,058	$12,740,459	$12,735,555	$18,846,564	$16,605,748

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Small-Cap Growth		Small-Cap Index		Small-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	3,613,658	1,839,674	4,296,257	398,409	3,218,383	3,757,639
Change in net unrealized appreciation (depreciation) on investments	(4,092,841)	8,224,700	4,360,708	62,921,602	390,466	13,340,273
Net Increase (Decrease) in Net Assets Resulting from Operations	(479,183)	10,064,374	8,656,965	63,320,011	3,608,849	17,097,912
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	782,919	2,293,897	7,491,673	8,042,386	3,141,514	3,534,433
Transfers between variable and fixed accounts, net	(7,254,508)	1,569,302	(3,286,404)	2,452,667	(3,080,362)	357,589
Policy maintenance charges	(1,543,175)	(1,830,376)	(9,154,897)	(9,365,361)	(2,627,731)	(2,776,658)
Policy benefits and terminations	(2,339,783)	(2,014,124)	(12,898,710)	(8,175,002)	(3,259,570)	(2,656,304)
Other (1)	(315,342)	(200,638)	(191,199)	(281,971)	(4,009)	(289,403)
Net Decrease in Net Assets Derived from Policy Transactions	(10,669,889)	(181,939)	(18,039,537)	(7,327,281)	(5,830,158)	(1,830,343)
NET INCREASE (DECREASE) IN NET ASSETS	(11,149,072)	9,882,435	(9,382,572)	55,992,730	(2,221,309)	15,267,569
NET ASSETS
Beginning of Year	39,442,991	29,560,556	225,520,484	169,527,754	68,744,458	53,476,889
End of Year	$28,293,919	$39,442,991	$216,137,912	$225,520,484	$66,523,149	$68,744,458

	Value Advantage (2)		Health Sciences		Real Estate
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	18,846	944	3,982,041	4,016,805	12,432,298	2,230,180
Change in net unrealized appreciation (depreciation) on investments	444,261	5,827	8,105,913	13,811,438	13,641,281	(744,500)
Net Increase in Net Assets Resulting from Operations	463,107	6,771	12,087,954	17,828,243	26,073,579	1,485,680
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	33,330	803	3,020,745	2,307,359	4,030,657	4,092,645
Transfers between variable and fixed accounts, net	5,460,494	110,642	3,480,662	1,735,389	(256,346)	1,151,963
Policy maintenance charges	(39,496)	(2,217)	(2,455,633)	(2,025,977)	(3,697,561)	(3,594,836)
Policy benefits and terminations	-	-	(2,275,433)	(1,701,541)	(3,613,203)	(3,978,062)
Other (1)	(6,060)	7	198,261	89,150	(5,340,672)	(1,684,578)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,448,268	109,235	1,968,602	404,380	(8,877,125)	(4,012,868)
NET INCREASE (DECREASE) IN NET ASSETS	5,911,375	116,006	14,056,556	18,232,623	17,196,454	(2,527,188)
NET ASSETS
Beginning of Year or Period	116,006	-	50,078,051	31,845,428	88,092,902	90,620,090
End of Year or Period	$6,027,381	$116,006	$64,134,607	$50,078,051	$105,289,356	$88,092,902

(1) Other policy transactions primarily consist of policy loans and loan repayments.

(2) Operations commenced on May 6, 2013.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Technology		Emerging Markets		International Large-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	372,401	(626,816)	6,996,313	5,106,098	5,891,699	833,920
Change in net unrealized appreciation (depreciation) on investments	1,140,499	3,472,934	(13,598,808)	5,869,862	(12,939,177)	23,327,943
Net Increase (Decrease) in Net Assets Resulting from Operations	1,512,900	2,846,118	(6,602,495)	10,975,960	(7,047,478)	24,161,863
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	967,102	903,055	6,109,089	6,561,946	7,570,247	7,459,964
Transfers between variable and fixed accounts, net	(6,003)	304,448	(1,785,967)	(172,900)	(3,328,208)	15,253,735
Policy maintenance charges	(777,940)	(761,558)	(5,379,364)	(5,558,556)	(5,871,960)	(6,188,979)
Policy benefits and terminations	(659,731)	(921,997)	(5,805,397)	(4,824,623)	(6,542,680)	(4,883,207)
Other (1)	(87,356)	(71,560)	(437,860)	(1,259,193)	(6,160,138)	(20,919,082)
Net Decrease in Net Assets Derived from Policy Transactions	(563,928)	(547,612)	(7,299,499)	(5,253,326)	(14,332,739)	(9,277,569)
NET INCREASE (DECREASE) IN NET ASSETS	948,972	2,298,506	(13,901,994)	5,722,634	(21,380,217)	14,884,294
NET ASSETS
Beginning of Year	15,255,248	12,956,742	142,031,373	136,308,739	158,030,997	143,146,703
End of Year	$16,204,220	$15,255,248	$128,129,379	$142,031,373	$136,650,780	$158,030,997

	International Small-Cap		International Value		Currency Strategies (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized loss on investments	(22,619)	(517,372)	(8,923,011)	(11,165,459)	(262)	(2,905)
Change in net unrealized appreciation (depreciation) on investments	(317,902)	3,086,460	(6,290,163)	37,778,693	17,562	(1,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	(340,521)	2,569,088	(15,213,174)	26,613,234	17,300	(4,223)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	732,574	648,806	7,922,829	8,238,730	12,515	8,381
Transfers between variable and fixed accounts, net	2,972,999	1,661,160	1,933,791	3,803,849	394,561	109,223
Policy maintenance charges	(631,319)	(578,709)	(6,591,898)	(6,752,415)	(8,210)	(2,271)
Policy benefits and terminations	(555,058)	(458,027)	(6,526,728)	(6,894,414)	(16,825)	-
Other (1)	(24,806)	(104,770)	(442,222)	(560,668)	(8,844)	157
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,494,390	1,168,460	(3,704,228)	(2,164,918)	373,197	115,490
NET INCREASE (DECREASE) IN NET ASSETS	2,153,869	3,737,548	(18,917,402)	24,448,316	390,497	111,267
NET ASSETS
Beginning of Year or Period	12,231,111	8,493,563	148,927,917	124,479,601	111,267	-
End of Year or Period	$14,384,980	$12,231,111	$130,010,515	$148,927,917	$501,764	$111,267

(1) Other policy transactions primarily consist of policy loans and loan repayments.

(2) Operations commenced on May 7, 2013.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Global Absolute Return (1)		Precious Metals (2)		American Funds Asset Allocation
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	455	(39,779)	(10,213)	(2,036)	763,340	162,999
Change in net unrealized appreciation (depreciation) on investments	67,101	13,900	(493,999)	(136,825)	205,249	2,236,735
Net Increase (Decrease) in Net Assets Resulting from Operations	67,556	(25,879)	(504,212)	(138,861)	968,589	2,399,734
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	15,273	5,138	56,433	13,343	2,006,726	1,608,926
Transfers between variable and fixed accounts, net	417,237	1,024,605	1,803,089	968,328	4,808,264	6,297,576
Policy maintenance charges	(44,523)	(12,976)	(80,192)	(10,384)	(1,462,881)	(913,619)
Policy benefits and terminations	(12,630)	(7,157)	(37,281)	(10,703)	(1,149,449)	(204,735)
Other (3)	119	(1,256)	5,137	(241)	42,492	(155,715)
Net Increase in Net Assets Derived from Policy Transactions	375,476	1,008,354	1,747,186	960,343	4,245,152	6,632,433
NET INCREASE IN NET ASSETS	443,032	982,475	1,242,974	821,482	5,213,741	9,032,167
NET ASSETS
Beginning of Year or Period	982,475	-	821,482	-	16,315,024	7,282,857
End of Year or Period	$1,425,507	$982,475	$2,064,456	$821,482	$21,528,765	$16,315,024

	Pacific Dynamix - Conservative Growth		Pacific Dynamix - Moderate Growth		Pacific Dynamix - Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	79,494	25,317	392,507	122,423	665,913	143,642
Change in net unrealized appreciation on investments	121,145	215,872	456,253	1,432,158	381,123	2,309,683
Net Increase in Net Assets Resulting from Operations	200,639	241,189	848,760	1,554,581	1,047,036	2,453,325
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	465,216	342,280	2,512,070	1,492,313	3,255,002	2,098,867
Transfers between variable and fixed accounts, net	1,551,765	541,925	6,485,428	4,681,045	4,440,180	4,103,120
Policy maintenance charges	(299,440)	(208,729)	(1,505,435)	(1,007,469)	(1,212,965)	(748,207)
Policy benefits and terminations	(98,831)	(135,158)	(372,864)	(164,529)	(1,263,526)	(230,599)
Other (3)	(52,739)	(312,958)	(44,345)	(58,170)	(294,112)	(283,588)
Net Increase in Net Assets Derived from Policy Transactions	1,565,971	227,360	7,074,854	4,943,190	4,924,579	4,939,593
NET INCREASE IN NET ASSETS	1,766,610	468,549	7,923,614	6,497,771	5,971,615	7,392,918
NET ASSETS
Beginning of Year	3,080,311	2,611,762	13,917,208	7,419,437	17,789,907	10,396,989
End of Year	$4,846,921	$3,080,311	$21,840,822	$13,917,208	$23,761,522	$17,789,907

(1) Operations commenced on May 16, 2013.

(2) Operations commenced on May 3, 2013.

(3) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Portfolio Optimization Conservative		Portfolio Optimization Moderate-Conservative		Portfolio Optimization Moderate
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain on investments	1,178,884	723,897	1,032,882	978,074	3,486,329	2,514,573
Change in net unrealized appreciation (depreciation) on investments	(366,744)	62,952	899,879	3,049,487	6,917,932	23,702,289
Net Increase in Net Assets Resulting from Operations	812,140	786,849	1,932,761	4,027,561	10,404,261	26,216,862
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,520,024	1,664,905	3,090,918	3,423,486	16,741,576	17,539,032
Transfers between variable and fixed accounts, net	(2,700,088)	(2,112,224)	(1,653,790)	(981,241)	2,942,625	4,946,709
Policy maintenance charges	(1,586,016)	(1,787,780)	(2,893,135)	(3,097,811)	(14,169,253)	(13,816,931)
Policy benefits and terminations	(4,780,047)	(1,571,373)	(2,610,329)	(2,710,576)	(8,577,741)	(12,464,423)
Other (1)	(144,488)	(95,265)	473,915	(1,230,931)	(1,092,581)	(946,689)
Net Decrease in Net Assets Derived from Policy Transactions	(7,690,615)	(3,901,737)	(3,592,421)	(4,597,073)	(4,155,374)	(4,742,302)
NET INCREASE (DECREASE) IN NET ASSETS	(6,878,475)	(3,114,888)	(1,659,660)	(569,512)	6,248,887	21,474,560
NET ASSETS
Beginning of Year	26,035,729	29,150,617	50,533,896	51,103,408	228,766,375	207,291,815
End of Year	$19,157,254	$26,035,729	$48,874,236	$50,533,896	$235,015,262	$228,766,375

	Portfolio Optimization Growth		Portfolio Optimization Aggressive-Growth		Invesco V.I. International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$123,323	$36,824
Realized gain on investments	5,743,013	3,521,888	2,667,444	1,426,338	352,577	157,948
Change in net unrealized appreciation (depreciation) on investments	9,383,685	42,326,153	3,983,162	20,015,766	(519,040)	425,532
Net Increase (Decrease) in Net Assets Resulting from Operations	15,126,698	45,848,041	6,650,606	21,442,104	(43,140)	620,304
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	24,805,202	25,177,128	12,024,438	12,490,603	761,624	228,845
Transfers between variable and fixed accounts, net	1,034,100	2,804,573	2,339,575	2,579,101	3,695,700	3,035,822
Policy maintenance charges	(17,299,310)	(17,152,921)	(7,051,146)	(7,185,102)	(386,318)	(173,605)
Policy benefits and terminations	(14,642,708)	(10,878,438)	(5,905,733)	(5,311,914)	(161,577)	(263,146)
Other (1)	(3,305,975)	(1,604,084)	(2,631,398)	(1,260,000)	(113,460)	7,524
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,408,691)	(1,653,742)	(1,224,264)	1,312,688	3,795,969	2,835,440
NET INCREASE IN NET ASSETS	5,718,007	44,194,299	5,426,342	22,754,792	3,752,829	3,455,744
NET ASSETS
Beginning of Year	304,790,198	260,595,899	124,205,302	101,450,510	5,348,998	1,893,254
End of Year	$310,508,205	$304,790,198	$129,631,644	$124,205,302	$9,101,827	$5,348,998

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	American Century		BlackRock Basic Value		BlackRock Global Allocation
	VP Mid Cap Value Class II		V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$93,123	$59,896	$261,503	$194,806	$1,339,567	$565,666
Realized gain on investments	1,039,245	474,909	4,914,584	1,879,459	5,923,572	3,362,711
Change in net unrealized appreciation (depreciation) on investments	250,999	782,736	(3,353,189)	2,747,219	(6,214,409)	3,160,239
Net Increase in Net Assets Resulting from Operations	1,383,367	1,317,541	1,822,898	4,821,484	1,048,730	7,088,616
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	524,089	355,700	902,783	1,046,801	4,742,079	5,530,877
Transfers between variable and fixed accounts, net	1,841,042	2,973,062	2,730,031	1,616,408	3,902,963	4,159
Policy maintenance charges	(281,835)	(165,863)	(815,732)	(714,976)	(3,202,897)	(3,132,613)
Policy benefits and terminations	(1,042,401)	(213,840)	(515,450)	(589,799)	(3,014,153)	(1,562,645)
Other (1)	205,929	(50,997)	99,507	(38,841)	160,996	(748,289)
Net Increase in Net Assets Derived from Policy Transactions	1,246,824	2,898,062	2,401,139	1,319,593	2,588,988	91,489
NET INCREASE IN NET ASSETS	2,630,191	4,215,603	4,224,037	6,141,077	3,637,718	7,180,105
NET ASSETS
Beginning of Year	7,389,791	3,174,188	18,432,016	12,290,939	56,077,909	48,897,804
End of Year	$10,019,982	$7,389,791	$22,656,053	$18,432,016	$59,715,627	$56,077,909

	Dreyfus Appreciation Service Shares (2)		Fidelity VIP Contrafund Service Class 2		Fidelity VIP Freedom 2010 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,779	$6,423	$419,269	$416,787	$13,132	$12,391
Realized gain (loss) on investments	15,749	(974)	3,330,747	1,786,865	25,303	21,635
Change in net unrealized appreciation (depreciation) on investments	(4,156)	9,240	2,499,615	11,444,499	(1,112)	67,994
Net Increase in Net Assets Resulting from Operations	16,372	14,689	6,249,631	13,648,151	37,323	102,020
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	19,464	6,349	2,757,910	2,991,513	105,058	124,052
Transfers between variable and fixed accounts, net	155,626	165,237	(1,348,672)	(2,138,618)	16,307	(123,434)
Policy maintenance charges	(18,972)	(19,796)	(2,529,004)	(2,518,722)	(57,928)	(64,278)
Policy benefits and terminations	(16,765)	(7,285)	(1,343,158)	(1,927,082)	(20,247)	(6,336)
Other (1)	(3,815)	(891)	(257,891)	(335,813)	(12,781)	106
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	135,538	143,614	(2,720,815)	(3,928,722)	30,409	(69,890)
NET INCREASE IN NET ASSETS	151,910	158,303	3,528,816	9,719,429	67,732	32,130
NET ASSETS
Beginning of Year or Period	158,303	-	55,211,155	45,491,726	877,603	845,473
End of Year or Period	$310,213	$158,303	$58,739,971	$55,211,155	$945,335	$877,603

(1) Other policy transactions primarily consist of policy loans and loan repayments.

(2) Operations commenced on May 16, 2013.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$30,772	$45,586	$123,961	$125,362	$111,303	$98,616
Realized gain on investments	260,269	76,603	517,317	192,111	386,831	407,404
Change in net unrealized appreciation (depreciation) on investments	(155,955)	247,197	(241,933)	814,461	(156,798)	476,221
Net Increase in Net Assets Resulting from Operations	135,086	369,386	399,345	1,131,934	341,336	982,241
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	135,917	195,477	657,941	664,069	702,126	479,391
Transfers between variable and fixed accounts, net	(652,127)	347,616	1,044,735	231,508	1,362,836	1,264,443
Policy maintenance charges	(130,934)	(116,726)	(459,310)	(431,655)	(414,854)	(352,060)
Policy benefits and terminations	(483,134)	(103,295)	(1,388,916)	(169,198)	(559,024)	(736,839)
Other (1)	18,815	(3,169)	11,270	(10,606)	5,654	6,250
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,111,463)	319,903	(134,280)	284,118	1,096,738	661,185
NET INCREASE (DECREASE) IN NET ASSETS	(976,377)	689,289	265,065	1,416,052	1,438,074	1,643,426
NET ASSETS
Beginning of Year	3,156,749	2,467,460	8,424,050	7,007,998	6,449,507	4,806,081
End of Year	$2,180,372	$3,156,749	$8,689,115	$8,424,050	$7,887,581	$6,449,507

	Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$118,039	$117,721	$33,920	$8,826	$17,604	$9,840
Realized gain on investments	609,258	229,465	110,672	10,888	48,993	25,872
Change in net unrealized appreciation (depreciation) on investments	(326,629)	1,098,340	(50,204)	58,744	(27,635)	55,948
Net Increase in Net Assets Resulting from Operations	400,668	1,445,526	94,388	78,458	38,962	91,660
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	928,516	688,224	519,112	105,436	231,067	115,788
Transfers between variable and fixed accounts, net	(176,470)	409,214	1,584,468	431,509	657,369	391,395
Policy maintenance charges	(464,787)	(414,979)	(162,846)	(55,781)	(159,895)	(62,404)
Policy benefits and terminations	(257,541)	(95,922)	(53,405)	(830)	(93,114)	-
Other (1)	(14,521)	(27,880)	(7,490)	(47)	(6,566)	275
Net Increase in Net Assets Derived from Policy Transactions	15,197	558,657	1,879,839	480,287	628,861	445,054
NET INCREASE IN NET ASSETS	415,865	2,004,183	1,974,227	558,745	667,823	536,714
NET ASSETS
Beginning of Year	8,446,386	6,442,203	642,969	84,224	683,125	146,411
End of Year	$8,862,251	$8,446,386	$2,617,196	$642,969	$1,350,948	$683,125

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Fidelity VIP Freedom Income		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,662	$14,730	$-	$2,428	$7,401	$95,985
Realized gain on investments	28,317	31,112	827,917	360,875	2,326,910	5,861,236
Change in net unrealized appreciation (depreciation) on investments	(659)	10,268	(74,230)	1,234,524	(50,956)	4,586,646
Net Increase in Net Assets Resulting from Operations	46,320	56,110	753,687	1,597,827	2,283,355	10,543,867
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	64,408	103,990	371,766	339,701	1,774,248	1,958,553
Transfers between variable and fixed accounts, net	323,354	(34,695)	2,200,807	115,680	(615,957)	(2,239,086)
Policy maintenance charges	(75,783)	(65,861)	(350,997)	(245,554)	(1,365,977)	(1,349,611)
Policy benefits and terminations	(44,993)	(50,091)	(247,088)	(184,269)	(1,780,991)	(1,099,465)
Other (1)	(19,356)	3,579	(63,649)	(36,296)	(82,905)	(116,486)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	247,630	(43,078)	1,910,839	(10,738)	(2,071,582)	(2,846,095)
NET INCREASE IN NET ASSETS	293,950	13,032	2,664,526	1,587,089	211,773	7,697,772
NET ASSETS
Beginning of Year	1,168,763	1,155,731	5,955,369	4,368,280	38,700,071	31,002,299
End of Year	$1,462,713	$1,168,763	$8,619,895	$5,955,369	$38,911,844	$38,700,071

	Fidelity VIP Money Market		Fidelity VIP Value Strategies		Templeton Foreign
	Service Class (2)		Service Class 2		VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,113		$47,409	$32,559	$283,821	$66,270
Realized gain (loss) on investments	(2)		242,700	842,214	398,223	195,335
Change in net unrealized appreciation (depreciation) on investments	-		66,454	471,930	(2,501,499)	567,794
Net Increase (Decrease) in Net Assets Resulting from Operations	11,111		356,563	1,346,703	(1,819,455)	829,399
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	118,250,044		559,818	456,361	857,323	254,224
Transfers between variable and fixed accounts, net	77,006,190		565,896	(68,910)	9,040,731	6,294,171
Policy maintenance charges	(12,415,243)		(286,618)	(276,937)	(794,406)	(195,507)
Policy benefits and terminations	(13,133,528)		(285,636)	(349,585)	(256,811)	(68,974)
Other (1)	508,249		(16,110)	(22,358)	(16,936)	5,007
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	170,215,712		537,350	(261,429)	8,829,901	6,288,921
NET INCREASE IN NET ASSETS	170,226,823		893,913	1,085,274	7,010,446	7,118,320
NET ASSETS
Beginning of Year or Period	-		5,153,369	4,068,095	8,261,228	1,142,908
End of Year or Period	$170,226,823		$6,047,282	$5,153,369	$15,271,674	$8,261,228

(1) Other policy transactions primarily consist of policy loans and loan repayments.

(2) Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Templeton Global Bond		GE Investments		Janus Aspen Series
	VIP Class 2		Total Return Class 3		Overseas Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,137,035	$2,193,895	$31,605	$20,857	$652,636	$862,996
Realized gain (loss) on investments	(421,724)	(275,494)	104,048	114,951	199,268	(4,622,955)
Change in net unrealized appreciation (depreciation) on investments	(983,954)	(1,258,054)	(38,251)	25,670	(3,397,984)	7,099,446
Net Increase (Decrease) in Net Assets Resulting from Operations	731,357	660,347	97,402	161,478	(2,546,080)	3,339,487
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,709,538	2,944,451	139,984	130,107	1,486,160	1,779,002
Transfers between variable and fixed accounts, net	14,268	69,148	347,386	654,404	(1,839,277)	(11,179,616)
Policy maintenance charges	(1,822,583)	(2,041,760)	(107,063)	(79,011)	(868,494)	(1,162,122)
Policy benefits and terminations	(4,049,631)	(2,768,738)	(49,063)	(69,877)	(928,241)	(573,824)
Other (1)	1,151,579	(503,232)	(6,870)	(13,461)	(8,345)	(158,779)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,996,829)	(2,300,131)	324,374	622,162	(2,158,197)	(11,295,339)
NET INCREASE (DECREASE) IN NET ASSETS	(1,265,472)	(1,639,784)	421,776	783,640	(4,704,277)	(7,955,852)
NET ASSETS
Beginning of Year	43,204,291	44,844,075	1,699,024	915,384	21,936,327	29,892,179
End of Year	$41,938,819	$43,204,291	$2,120,800	$1,699,024	$17,232,050	$21,936,327

			Lazard Retirement
	Janus Aspen Series		Global Dynamic Multi Asset		Lazard Retirement
	Enterprise Service Shares		Service Class (2)		U.S. Strategic Equity Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,654	$18,238	$2,149		$18,797	$9,131
Realized gain on investments	959,800	1,059,183	20,941		476,309	199,451
Change in net unrealized appreciation (depreciation) on investments	(287,821)	302,540	(26,628)		(293,811)	46,041
Net Increase (Decrease) in Net Assets Resulting from Operations	673,633	1,379,961	(3,538)		201,295	254,623
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	310,254	274,978	11,536		149,521	122,419
Transfers between variable and fixed accounts, net	759,366	(525,837)	396,773		1,783,102	71,614
Policy maintenance charges	(215,952)	(229,656)	(5,413)		(122,987)	(93,572)
Policy benefits and terminations	(90,503)	(135,907)	-		(33,696)	(133,311)
Other (1)	1,939	(49,889)	(69)		1,418	(48,222)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	765,104	(666,311)	402,827		1,777,358	(81,072)
NET INCREASE IN NET ASSETS	1,438,737	713,650	399,289		1,978,653	173,551
NET ASSETS
Beginning of Year or Period	5,132,651	4,419,001	-		1,098,338	924,787
End of Year or Period	$6,571,388	$5,132,651	$399,289		$3,076,991	$1,098,338

(1) Other policy transactions primarily consist of policy loans and loan repayments.

(2) Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	ClearBridge Variable Aggressive Growth - Class II		ClearBridge Variable Mid Cap Core - Class II		Lord Abbett Bond Debenture Class VC (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,658	$2,981	$19,441	$6,367	$34,988
Realized gain on investments	1,697,072	906,850	2,817,446	1,394,048	17,825
Change in net unrealized appreciation (depreciation) on investments	488,920	922,688	(1,371,408)	2,378,019	(53,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,187,650	1,832,519	1,465,479	3,778,434	(801)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,611,947	966,176	777,738	471,223	26,264
Transfers between variable and fixed accounts, net	4,003,910	5,081,335	5,412,501	5,370,583	724,579
Policy maintenance charges	(946,605)	(388,568)	(772,989)	(565,405)	(15,215)
Policy benefits and terminations	(214,873)	(76,962)	(1,849,125)	(59,038)	-
Other (2)	(204,502)	(61,171)	480,351	257,270	47
Net Increase in Net Assets Derived from Policy Transactions	4,249,877	5,520,810	4,048,476	5,474,633	735,675
NET INCREASE IN NET ASSETS	6,437,527	7,353,329	5,513,955	9,253,067	734,874
NET ASSETS
Beginning of Year or Period	9,324,401	1,971,072	17,892,440	8,639,373	-
End of Year or Period	$15,761,928	$9,324,401	$23,406,395	$17,892,440	$734,874

	Lord Abbett Developing Growth Class VC		Lord Abbett Fundamental Equity Class VC		Lord Abbett Total Return Class VC (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$33,208	$39,573	$417,043	$17,635
Realized gain (loss) on investments	49,898	402,613	2,620,193	3,798,700	57,635	(7)
Change in net unrealized appreciation (depreciation) on investments	37,053	117,451	(2,195,399)	1,112,180	(182,155)	(15,637)
Net Increase in Net Assets Resulting from Operations	86,951	520,064	458,002	4,950,453	292,523	1,991
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	375,556	92,517	398,931	407,781	1,594,078	170,261
Transfers between variable and fixed accounts, net	1,786,639	2,370,598	(411,480)	7,379	20,719,817	1,008,845
Policy maintenance charges	(205,541)	(50,116)	(391,347)	(406,777)	(721,546)	(33,147)
Policy benefits and terminations	(120,045)	(33,387)	(132,653)	(228,361)	(183,311)	(2,388)
Other (2)	(242)	(22,922)	(4,518,038)	(6,208,786)	(99,978)	114
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,836,367	2,356,690	(5,054,587)	(6,428,764)	21,309,060	1,143,685
NET INCREASE (DECREASE) IN NET ASSETS	1,923,318	2,876,754	(4,596,585)	(1,478,311)	21,601,583	1,145,676
NET ASSETS
Beginning of Year or Period	2,918,769	42,015	12,102,814	13,581,125	1,145,676	-
End of Year or Period	$4,842,087	$2,918,769	$7,506,229	$12,102,814	$22,747,259	$1,145,676

(1) Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

(2) Other policy transactions primarily consist of policy loans and loan repayments.

(3) Operations commenced on May 31, 2013.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	I		II		III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,493,727	$1,545,446	$18,612	$217,756	$-	$-
Realized gain (loss) on investments	(2,191,175)	(3,233,152)	9,063,140	3,691,802	6,768,261	5,967,269
Change in net unrealized appreciation (depreciation) on investments	(3,978,570)	11,606,047	(4,724,564)	7,949,220	(870,355)	9,438,848
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,676,018)	9,918,341	4,357,188	11,858,778	5,897,906	15,406,117
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,878,303	3,192,400	2,077,144	2,015,636	1,975,132	1,944,791
Transfers between variable and fixed accounts, net	(1,259,565)	1,906,720	(699,967)	(763,716)	(1,158,607)	(4,582,765)
Policy maintenance charges	(2,188,214)	(2,337,860)	(1,580,443)	(1,590,528)	(1,677,532)	(1,718,642)
Policy benefits and terminations	(3,920,749)	(1,718,022)	(2,295,804)	(928,045)	(2,986,748)	(1,225,647)
Other (1)	161,608	(652,735)	213,258	(735,023)	(103,142)	(49,163)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,328,617)	390,503	(2,285,812)	(2,001,676)	(3,950,897)	(5,631,426)
NET INCREASE (DECREASE) IN NET ASSETS	(9,004,635)	10,308,844	2,071,376	9,857,102	1,947,009	9,774,691
NET ASSETS
Beginning of Year	69,130,043	58,821,199	43,752,740	33,895,638	50,716,843	40,942,152
End of Year	$60,125,408	$69,130,043	$45,824,116	$43,752,740	$52,663,852	$50,716,843

	V		MFS New Discovery Series - Service Class		MFS Utilities Series - Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$291,217	$513,290	$-	$-	$311,881	$269,465
Realized gain on investments	3,660,425	3,329,179	3,590,528	173,123	1,503,277	2,307,515
Change in net unrealized appreciation (depreciation) on investments	(1,720,106)	1,755,998	(4,507,545)	2,903,578	(65,314)	173,722
Net Increase (Decrease) in Net Assets Resulting from Operations	2,231,536	5,598,467	(917,017)	3,076,701	1,749,844	2,750,702
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,405,403	1,233,522	655,687	527,010	733,633	620,866
Transfers between variable and fixed accounts, net	996,321	1,122,980	(350,525)	4,034,174	1,284,056	(4,356,478)
Policy maintenance charges	(1,018,776)	(934,367)	(472,542)	(375,630)	(552,942)	(553,686)
Policy benefits and terminations	(724,432)	(629,269)	(333,544)	(157,228)	(262,149)	(413,917)
Other (1)	214,345	(149,830)	82,916	(110,612)	(123,790)	(7,968)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	872,861	643,036	(418,008)	3,917,714	1,078,808	(4,711,183)
NET INCREASE (DECREASE) IN NET ASSETS	3,104,397	6,241,503	(1,335,025)	6,994,415	2,828,652	(1,960,481)
NET ASSETS
Beginning of Year	22,690,759	16,449,256	13,332,010	6,337,595	13,544,572	15,505,053
End of Year	$25,795,156	$22,690,759	$11,996,985	$13,332,010	$16,373,224	$13,544,572

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

	Neuberger Berman Socially Responsive I Class (1)		Oppenheimer Global Fund/ VA Service Shares (2)		PIMCO Global Multi-Asset Managed Allocation - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$838	$424	$24,635	$99	$146,784	$267,294
Realized gain (loss) on investments	5,444	711	159,302	2,701	(156,337)	(122,795)
Change in net unrealized appreciation (depreciation) on investments	11,461	10,462	(128,203)	76,628	305,945	(755,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,743	11,597	55,734	79,428	296,392	(610,687)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	13,054	3,938	267,961	33,246	517,867	804,494
Transfers between variable and fixed accounts, net	77,566	125,392	2,004,584	1,057,824	(1,561,769)	(3,359,828)
Policy maintenance charges	(7,951)	(1,548)	(127,520)	(14,461)	(415,425)	(515,657)
Policy benefits and terminations	(9,704)	(628)	(135,286)	-	(236,010)	(239,933)
Other (3)	(565)	(388)	6,923	(108)	(8,291)	(53,498)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	72,400	126,766	2,016,662	1,076,501	(1,703,628)	(3,364,422)
NET INCREASE (DECREASE) IN NET ASSETS	90,143	138,363	2,072,396	1,155,929	(1,407,236)	(3,975,109)
NET ASSETS
Beginning of Year or Period	138,363	-	1,155,929	-	7,189,410	11,164,519
End of Year or Period	$228,506	$138,363	$3,228,325	$1,155,929	$5,782,174	$7,189,410

	Royce Micro-Cap Service Class		T. Rowe Price Blue Chip Growth - II		T. Rowe Price Equity Income - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$6,365	$-	$-	$903,030	$717,751
Realized gain on investments	194,768	75,701	2,203,129	3,310,902	7,486,949	2,862,175
Change in net unrealized appreciation (depreciation) on investments	(269,842)	258,010	2,608,564	10,220,875	(4,551,020)	10,062,495
Net Increase (Decrease) in Net Assets Resulting from Operations	(75,074)	340,076	4,811,693	13,531,777	3,838,959	13,642,421
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	147,913	142,377	3,446,862	3,784,851	3,480,695	4,340,064
Transfers between variable and fixed accounts, net	(63,076)	104,637	6,565,992	1,380,606	(9,827,339)	4,083,048
Policy maintenance charges	(95,970)	(84,598)	(2,384,935)	(1,660,201)	(2,418,469)	(2,242,858)
Policy benefits and terminations	(31,264)	(44,270)	(1,120,652)	(1,077,113)	(3,731,502)	(1,459,033)
Other (3)	(51,075)	(16,368)	(101,424)	(136,369)	3,138	57,950
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(93,472)	101,778	6,405,843	2,291,774	(12,493,477)	4,779,171
NET INCREASE (DECREASE) IN NET ASSETS	(168,546)	441,854	11,217,536	15,823,551	(8,654,518)	18,421,592
NET ASSETS
Beginning of Year	2,016,182	1,574,328	50,355,566	34,532,015	62,363,206	43,941,614
End of Year	$1,847,636	$2,016,182	$61,573,102	$50,355,566	$53,708,688	$62,363,206

(1) Operations commenced on May 16, 2013.

(2) Operations commenced on May 22, 2013.

(3) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013

	Van Eck VIP Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$49,483	$399,691
Realized gain on investments	446,759	5,504,024
Change in net unrealized depreciation on investments	(10,352,430)	(455,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,856,188)	5,448,436
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,495,416	2,844,354
Transfers between variable and fixed accounts, net	(2,776,971)	(9,491,691)
Policy maintenance charges	(2,057,519)	(2,531,645)
Policy benefits and terminations	(1,983,165)	(2,004,263)
Other (1)	(74,504)	(224,737)
Net Decrease in Net Assets Derived from Policy Transactions	(4,396,743)	(11,407,982)
NET DECREASE IN NET ASSETS	(14,252,931)	(5,959,546)
NET ASSETS
Beginning of Year	56,039,109	61,998,655
End of Year	$41,786,178	$56,039,109

(1) Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
Diversified Bond
2014	$14.81	2,880,608	$42,657,892	0.00%	0.00%	7.69%
2013	13.75	1,384,959	19,043,959	0.00%	0.00%	(1.15%)
2012	13.91	1,387,052	19,294,304	0.00%	3.18%	8.37%
2011	12.84	1,163,981	14,941,102	0.00%	14.42%	5.94%
2010	12.12	3,791,432	45,938,881	0.00%	3.22%	8.04%
Floating Rate Income
2014	$10.27	236,154	$2,424,132	0.00%	0.00%	0.41%
05/01/2013 -12/31/2013	10.22	108,683	1,111,095	0.00%	0.00%	2.23%
Floating Rate Loan
2014	$10.81	1,393,249	$15,058,356	0.00%	0.00%	0.84%
2013	10.72	1,963,634	21,046,798	0.00%	0.00%	4.53%
2012	10.25	1,087,279	11,148,674	0.00%	5.83%	8.10%
2011	9.49	726,283	6,889,231	0.00%	17.98%	2.50%
2010	9.25	1,809,305	16,743,085	0.00%	4.72%	7.27%
High Yield Bond
2014	$63.86	1,388,604	$88,676,845	0.00%	0.00%	0.37%
2013	63.62	1,458,347	92,784,347	0.00%	0.00%	7.25%
2012	59.32	1,669,968	99,069,388	0.00%	6.75%	15.30%
2011	51.45	1,670,019	85,927,432	0.00%	11.61%	3.42%
2010	49.75	1,872,440	93,159,865	0.00%	7.72%	14.52%
Inflation Managed
2014	$57.65	1,664,599	$95,968,434	0.00%	0.00%	3.11%
2013	55.91	1,863,131	104,173,757	0.00%	0.00%	(8.92%)
2012	61.39	2,476,283	152,013,497	0.00%	2.31%	9.87%
2011	55.87	2,624,196	146,625,982	0.00%	5.57%	11.85%
2010	49.95	3,620,675	180,867,220	0.00%	1.99%	8.78%
Inflation Strategy
2014	$10.57	128,533	$1,357,952	0.00%	0.00%	2.33%
2013	10.32	135,740	1,401,445	0.00%	0.00%	(9.47%)
2012	11.40	113,063	1,289,369	0.00%	0.44%	5.51%
05/03/2011 - 12/31/2011	10.81	118,662	1,282,543	0.00%	9.29%	8.02%
Managed Bond
2014	$64.39	4,337,906	$279,297,740	0.00%	0.00%	4.43%
2013	61.65	5,362,756	330,627,785	0.00%	0.00%	(2.21%)
2012	63.04	5,960,420	375,765,099	0.00%	5.08%	10.72%
2011	56.94	6,113,636	348,099,793	0.00%	5.13%	3.84%
2010	54.83	8,533,863	467,929,988	0.00%	3.43%	8.96%
Short Duration Bond
2014	$12.68	5,302,346	$67,244,702	0.00%	0.00%	0.67%
2013	12.60	4,795,771	60,416,251	0.00%	0.00%	0.40%
2012	12.55	4,052,416	50,850,100	0.00%	0.79%	3.19%
2011	12.16	4,110,452	49,983,055	0.00%	3.26%	0.87%
2010	12.05	5,041,165	60,769,943	0.00%	1.54%	3.40%
Emerging Markets Debt
2014	$9.95	370,370	$3,685,923	0.00%	0.00%	(3.83%)
2013	10.35	300,584	3,110,444	0.00%	0.00%	(6.44%)
05/02/2012 - 12/31/2012	11.06	103,918	1,149,310	0.00%	8.50%	10.60%
American Funds Growth
2014	$21.23	3,462,006	$73,504,416	0.00%	0.00%	8.23%
2013	19.62	3,542,126	69,489,478	0.00%	0.00%	29.63%
2012	15.13	3,363,540	50,903,024	0.00%	0.17%	17.45%
2011	12.89	3,728,587	48,043,569	0.00%	0.19%	(4.66%)
2010 (4)	13.51	4,956,516	66,985,476	0.00%	0.00%	18.26%
American Funds Growth-Income
2014	$19.92	3,283,644	$65,417,986	0.00%	0.00%	10.34%
2013	18.06	3,191,171	57,619,812	0.00%	0.00%	32.99%
2012	13.58	3,034,288	41,195,787	0.00%	1.14%	17.06%
2011	11.60	3,128,493	36,283,431	0.00%	0.80%	(2.24%)
2010 (4)	11.86	4,900,290	58,132,621	0.00%	0.00%	11.03%
Comstock
2014	$20.05	2,726,701	$54,683,932	0.00%	0.00%	9.16%
2013	18.37	2,579,254	47,386,679	0.00%	0.00%	35.58%
2012	13.55	2,276,703	30,850,534	0.00%	1.94%	18.54%
2011	11.43	2,349,076	26,852,173	0.00%	6.47%	(2.11%)
2010	11.68	5,245,577	61,251,900	0.00%	1.25%	15.42%
Dividend Growth
2014	$22.76	2,488,413	$56,635,395	0.00%	0.00%	12.10%
2013	20.30	2,609,334	52,975,184	0.00%	0.00%	30.11%
2012	15.60	2,633,172	41,086,893	0.00%	1.84%	14.55%
2011	13.62	2,187,849	29,801,647	0.00%	2.88%	3.27%
2010	13.19	3,364,536	44,378,646	0.00%	0.97%	10.77%

See Notes to Financial Statements	SA-30	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts For Each Year	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
Equity Index
2014	$91.16	6,487,525	$591,431,559	0.00%	0.00%	13.38%
2013	80.40	6,499,445	522,578,741	0.00%	0.00%	31.92%
2012	60.95	6,940,882	423,040,083	0.00%	2.39%	15.77%
2011	52.65	7,316,815	385,210,001	0.00%	2.87%	1.82%
2010	51.70	8,351,318	431,802,329	0.00%	1.97%	14.81%
Focused Growth
2014	$22.24	1,186,635	$26,391,357	0.00%	0.00%	10.08%
2013	20.20	1,244,868	25,152,228	0.00%	0.00%	33.51%
2012	15.13	1,608,194	24,337,096	0.00%	0.00%	23.21%
2011	12.28	2,265,926	27,831,763	0.00%	0.00%	(9.70%)
2010	13.60	2,855,173	38,834,565	0.00%	0.00%	10.35%
Growth
2014	$73.57	2,625,680	$193,169,752	0.00%	0.00%	8.88%
2013	67.57	2,928,479	197,881,472	0.00%	0.00%	34.21%
2012	50.35	3,214,140	161,823,725	0.00%	0.89%	18.24%
2011	42.58	3,552,818	151,285,674	0.00%	1.01%	(6.06%)
2010	45.33	4,365,102	197,865,242	0.00%	1.09%	11.24%
Large-Cap Growth
2014	$12.88	3,587,219	$46,192,496	0.00%	0.00%	8.43%
2013	11.88	3,802,112	45,152,992	0.00%	0.00%	37.48%
2012	8.64	4,118,212	35,574,260	0.00%	0.00%	18.23%
2011	7.31	4,604,383	33,640,559	0.00%	0.00%	1.07%
2010	7.23	7,661,406	55,384,511	0.00%	0.00%	14.53%
Large-Cap Value
2014	$27.33	4,512,853	$123,319,633	0.00%	0.00%	11.50%
2013	24.51	4,753,645	116,501,550	0.00%	0.00%	32.26%
2012	18.53	4,954,900	91,817,015	0.00%	1.99%	16.40%
2011	15.92	5,123,670	81,564,536	0.00%	6.20%	4.72%
2010	15.20	8,424,306	128,066,111	0.00%	1.54%	9.08%
Long/Short Large-Cap
2014	$16.97	803,940	$13,639,823	0.00%	0.00%	15.52%
2013	14.69	693,301	10,182,015	0.00%	0.00%	35.13%
2012	10.87	499,829	5,432,352	0.00%	0.83%	18.09%
2011	9.20	526,709	4,847,659	0.00%	3.49%	(2.60%)
2010	9.45	3,041,545	28,741,857	0.00%	0.86%	12.22%
Main Street Core
2014	$87.15	2,156,015	$187,895,388	0.00%	0.00%	10.82%
2013	78.64	2,339,373	183,977,366	0.00%	0.00%	31.77%
2012	59.68	2,550,844	152,244,951	0.00%	1.02%	17.02%
2011	51.00	2,755,477	140,539,752	0.00%	1.17%	0.48%
2010	50.76	3,359,667	170,543,917	0.00%	1.09%	16.14%
Mid-Cap Equity
2014	$37.56	2,713,308	$101,910,560	0.00%	0.00%	4.23%
2013	36.04	3,018,583	108,778,534	0.00%	0.00%	36.21%
2012	26.46	3,376,840	89,338,004	0.00%	0.67%	7.35%
2011	24.64	3,795,678	93,544,347	0.00%	0.78%	(5.40%)
2010	26.05	5,141,209	133,930,971	0.00%	0.95%	23.49%
Mid-Cap Growth
2014	$16.49	2,994,687	$49,372,310	0.00%	0.00%	8.49%
2013	15.20	3,219,018	48,916,058	0.00%	0.00%	33.09%
2012	11.42	3,478,942	39,722,714	0.00%	0.44%	7.49%
2011	10.62	3,682,241	39,112,915	0.00%	0.00%	(7.81%)
2010	11.52	5,306,875	61,143,719	0.00%	0.19%	33.32%
Mid-Cap Value
2014	$27.20	468,370	$12,740,459	0.00%	0.00%	6.49%
2013	25.54	498,596	12,735,555	0.00%	0.00%	33.89%
2012	19.08	231,137	4,409,364	0.00%	0.90%	14.49%
2011	16.66	346,695	5,776,954	0.00%	8.46%	(5.69%)
2010	17.67	1,286,973	22,737,491	0.00%	1.10%	21.20%
Small-Cap Equity
2014	$25.92	727,170	$18,846,564	0.00%	0.00%	1.71%
2013	25.48	651,676	16,605,748	0.00%	0.00%	35.45%
2012	18.81	600,240	11,291,750	0.00%	1.85%	15.93%
2011	16.23	602,541	9,777,685	0.00%	3.48%	(3.38%)
2010	16.79	1,664,356	27,952,549	0.00%	0.74%	20.11%
Small-Cap Growth
2014	$22.57	1,253,537	$28,293,919	0.00%	0.00%	0.37%
2013	22.49	1,753,971	39,442,991	0.00%	0.00%	33.87%
2012	16.80	1,759,712	29,560,556	0.00%	0.08%	12.87%
2011	14.88	1,968,016	29,290,776	0.00%	0.00%	(3.10%)
2010	15.36	2,735,185	42,009,117	0.00%	0.00%	26.01%

See Notes to Financial Statements	SA-31	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
Small-Cap Index
2014	$31.80	6,797,480	$216,137,912	0.00%	0.00%	4.39%
2013	30.46	7,403,781	225,520,484	0.00%	0.00%	38.28%
2012	22.03	7,695,813	169,527,754	0.00%	1.06%	16.13%
2011	18.97	8,623,110	163,567,011	0.00%	0.59%	(4.51%)
2010	19.86	9,810,313	194,874,422	0.00%	0.84%	26.42%
Small-Cap Value
2014	$40.34	1,649,099	$66,523,149	0.00%	0.00%	5.64%
2013	38.18	1,800,314	68,744,458	0.00%	0.00%	32.49%
2012	28.82	1,855,449	53,476,889	0.00%	1.99%	11.09%
2011	25.94	1,985,392	51,508,539	0.00%	2.22%	2.31%
2010	25.36	2,364,561	59,962,794	0.00%	2.04%	25.34%
Value Advantage
2014	$13.33	452,061	$6,027,381	0.00%	0.00%	14.14%
05/06/2013 - 12/31/2013	11.68	9,931	116,006	0.00%	0.00%	15.34%
Health Sciences
2014	$47.21	1,358,410	$64,134,607	0.00%	0.00%	24.53%
2013	37.91	1,320,901	50,078,051	0.00%	0.00%	56.49%
2012	24.23	1,314,478	31,845,428	0.00%	0.00%	25.68%
2011	19.28	1,130,211	21,786,571	0.00%	0.00%	11.94%
2010	17.22	1,160,667	19,987,434	0.00%	0.00%	23.34%
Real Estate
2014	$62.32	1,689,388	$105,289,356	0.00%	0.00%	30.59%
2013	47.72	1,845,862	88,092,902	0.00%	0.00%	1.71%
2012	46.92	1,931,342	90,620,090	0.00%	1.17%	16.21%
2011	40.38	2,033,634	82,110,583	0.00%	0.00%	6.12%
2010	38.05	1,959,415	74,548,737	0.00%	1.37%	30.54%
Technology
2014	$9.92	1,633,147	$16,204,220	0.00%	0.00%	9.85%
2013	9.03	1,688,983	15,255,248	0.00%	0.00%	22.50%
2012	7.37	1,757,251	12,956,742	0.00%	0.00%	7.14%
2011	6.88	1,859,232	12,795,482	0.00%	0.00%	(4.90%)
2010	7.24	2,239,991	16,210,246	0.00%	0.00%	21.50%
Emerging Markets
2014	$41.50	3,087,426	$128,129,379	0.00%	0.00%	(4.99%)
2013	43.68	3,251,471	142,031,373	0.00%	0.00%	8.75%
2012	40.17	3,393,433	136,308,739	0.00%	0.77%	21.52%
2011	33.05	3,464,655	114,520,122	0.00%	1.95%	(17.97%)
2010	40.29	4,494,799	181,108,915	0.00%	1.14%	27.02%
International Large-Cap
2014	$15.10	9,048,553	$136,650,780	0.00%	0.00%	(5.02%)
2013	15.90	9,938,692	158,030,997	0.00%	0.00%	18.42%
2012	13.43	10,661,235	143,146,703	0.00%	1.53%	22.53%
2011	10.96	11,139,700	122,066,228	0.00%	6.20%	(10.12%)
2010	12.19	11,444,631	139,522,721	0.00%	1.10%	10.38%
International Small-Cap
2014	$12.00	1,198,862	$14,384,980	0.00%	0.00%	(2.42%)
2013	12.30	994,721	12,231,111	0.00%	0.00%	28.09%
2012	9.60	884,782	8,493,563	0.00%	2.85%	19.44%
2011	8.04	887,630	7,134,091	0.00%	13.78%	(12.27%)
2010	9.16	2,508,860	22,983,265	0.00%	2.56%	24.86%
International Value
2014	$26.64	4,880,181	$130,010,515	0.00%	0.00%	(10.54%)
2013	29.78	5,000,840	148,927,917	0.00%	0.00%	21.68%
2012	24.47	5,086,165	124,479,601	0.00%	3.58%	17.82%
2011	20.77	5,009,545	104,062,397	0.00%	8.76%	(12.90%)
2010	23.85	6,077,155	144,944,635	0.00%	2.66%	2.59%
Currency Strategies
2014	$10.39	48,289	$501,764	0.00%	0.00%	3.53%
05/07/2013 - 12/31/2013	10.04	11,086	111,267	0.00%	0.00%	(1.27%)
Global Absolute Return
2014	$10.21	139,666	$1,425,507	0.00%	0.00%	6.03%
05/16/2013 - 12/31/2013	9.63	102,063	982,475	0.00%	0.00%	(4.62%)
Precious Metals
2014	$7.03	293,834	$2,064,456	0.00%	0.00%	(7.99%)
05/03/2013 - 12/31/2013	7.64	107,583	821,482	0.00%	0.00%	(24.14%)
American Funds Asset Allocation
2014	$22.02	977,867	$21,528,765	0.00%	0.00%	5.14%
2013	20.94	779,135	16,315,024	0.00%	0.00%	23.28%
2012	16.99	428,775	7,282,857	0.00%	1.92%	15.71%
2011	14.68	380,895	5,590,992	0.00%	3.60%	0.93%
2010	14.54	280,119	4,074,039	0.00%	0.00%	12.04%

See Notes to Financial Statements	SA-32	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
Pacific Dynamix - Conservative Growth
2014	$16.38	295,990	$4,846,921	0.00%	0.00%	5.50%
2013	15.52	198,457	3,080,311	0.00%	0.00%	9.39%
2012	14.19	184,070	2,611,762	0.00%	1.54%	9.42%
2011	12.97	138,858	1,800,630	0.00%	3.26%	2.92%
2010	12.60	124,819	1,572,701	0.00%	2.01%	10.28%
Pacific Dynamix - Moderate Growth
2014	$18.23	1,197,960	$21,840,822	0.00%	0.00%	5.53%
2013	17.28	805,602	13,917,208	0.00%	0.00%	14.95%
2012	15.03	493,678	7,419,437	0.00%	1.77%	11.74%
2011	13.45	429,098	5,771,250	0.00%	3.19%	0.48%
2010	13.39	246,917	3,305,173	0.00%	2.56%	11.92%
Pacific Dynamix - Growth
2014	$20.16	1,178,850	$23,761,522	0.00%	0.00%	5.43%
2013	19.12	930,513	17,789,907	0.00%	0.00%	20.98%
2012	15.80	657,942	10,396,989	0.00%	1.54%	13.76%
2011	13.89	521,999	7,251,022	0.00%	1.94%	(1.85%)
2010	14.15	305,265	4,320,166	0.00%	1.74%	13.82%
Portfolio Optimization Conservative
2014	$11.67	1,641,675	$19,157,254	0.00%	0.00%	3.39%
2013	11.29	2,306,800	26,035,729	0.00%	0.00%	3.04%
2012	10.95	2,661,202	29,150,617	0.00%	2.88%	10.11%
05/02/2011 - 12/31/2011	9.95	2,216,948	22,053,729	0.00%	1.74%	(0.52%)
Portfolio Optimization Moderate-Conservative
2014	$12.16	4,020,807	$48,874,236	0.00%	0.00%	4.03%
2013	11.68	4,324,913	50,533,896	0.00%	0.00%	8.16%
2012	10.80	4,730,718	51,103,408	0.00%	2.19%	11.65%
05/10/2011 - 12/31/2011	9.67	5,122,447	49,559,167	0.00%	1.54%	(3.07%)
Portfolio Optimization Moderate
2014	$12.52	18,768,979	$235,015,262	0.00%	0.00%	4.62%
2013	11.97	19,114,004	228,766,375	0.00%	0.00%	12.74%
2012	10.62	19,525,979	207,291,815	0.00%	2.08%	12.94%
05/02/2011 - 12/31/2011	9.40	19,851,605	186,595,701	0.00%	1.35%	(6.00%)
Portfolio Optimization Growth
2014	$12.86	24,137,404	$310,508,205	0.00%	0.00%	5.08%
2013	12.24	24,897,615	304,790,198	0.00%	0.00%	17.46%
2012	10.42	25,004,442	260,595,899	0.00%	1.73%	14.02%
05/02/2011 - 12/31/2011	9.14	26,380,395	241,128,467	0.00%	1.03%	(8.60%)
Portfolio Optimization Aggressive-Growth
2014	$12.99	9,981,078	$129,631,644	0.00%	0.00%	5.29%
2013	12.34	10,069,033	124,205,302	0.00%	0.00%	20.86%
2012	10.21	9,940,240	101,450,510	0.00%	1.41%	15.17%
05/06/2011 - 12/31/2011	8.86	10,558,362	93,565,955	0.00%	0.88%	(9.63%)
Invesco V.I. International Growth Series II
2014	$12.44	731,376	$9,101,827	0.00%	1.55%	0.09%
2013	12.43	430,205	5,348,998	0.00%	1.08%	18.72%
05/31/2012 - 12/31/2012	10.47	180,770	1,893,254	0.00%	2.17%	16.42%
American Century VP Mid Cap Value Class II
2014	$16.04	624,670	$10,019,982	0.00%	1.04%	16.24%
2013	13.80	535,505	7,389,791	0.00%	1.10%	29.90%
06/04/2012 - 12/31/2012	10.62	298,794	3,174,188	0.00%	2.14%	15.42%
BlackRock Basic Value V.I. Class III
2014	$19.59	1,156,612	$22,656,053	0.00%	1.26%	9.63%
2013	17.87	1,031,554	18,432,016	0.00%	1.23%	37.65%
2012	12.98	946,820	12,290,939	0.00%	1.50%	13.81%
2011	11.41	1,084,978	12,375,370	0.00%	1.73%	(2.78%)
2010	11.73	897,535	10,530,254	0.00%	1.39%	12.51%
BlackRock Global Allocation V.I. Class III
2014	$19.57	3,051,858	$59,715,627	0.00%	2.33%	1.93%
2013	19.20	2,921,329	56,077,909	0.00%	1.08%	14.42%
2012	16.78	2,914,495	48,897,804	0.00%	1.47%	9.97%
2011	15.26	2,923,677	44,606,094	0.00%	2.24%	(3.64%)
2010	15.83	3,105,465	49,169,377	0.00%	1.26%	9.76%
Dreyfus Appreciation Service Shares
2014	$11.92	26,021	$310,213	0.00%	1.71%	7.83%
05/16/2013 - 12/31/2013	11.06	14,318	158,303	0.00%	1.22%	8.14%
Fidelity VIP Contrafund Service Class 2
2014	$22.52	2,608,821	$58,739,971	0.00%	0.74%	11.65%
2013	20.17	2,737,871	55,211,155	0.00%	0.82%	30.95%
2012	15.40	2,954,145	45,491,726	0.00%	1.00%	16.14%
2011	13.26	3,597,347	47,697,923	0.00%	0.80%	(2.78%)
2010	13.64	3,552,968	48,458,548	0.00%	1.03%	16.93%

See Notes to Financial Statements	SA-33	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
Fidelity VIP Freedom 2010 Service Class 2
2014	$13.56	69,725	$945,335	0.00%	1.44%	4.21%
2013	13.01	67,455	877,603	0.00%	1.53%	13.20%
2012	11.49	73,561	845,473	0.00%	0.79%	11.58%
2011	10.30	177,565	1,828,992	0.00%	1.74%	(0.43%)
2010	10.34	185,488	1,918,804	0.00%	3.16%	12.55%
Fidelity VIP Freedom 2015 Service Class 2
2014	$13.44	162,254	$2,180,372	0.00%	1.04%	4.45%
2013	12.86	245,377	3,156,749	0.00%	1.67%	14.10%
2012	11.27	218,849	2,467,460	0.00%	1.48%	11.90%
2011	10.08	285,336	2,874,878	0.00%	1.88%	(0.52%)
2010	10.13	249,617	2,528,048	0.00%	2.83%	12.79%
Fidelity VIP Freedom 2020 Service Class 2
2014	$13.11	662,948	$8,689,115	0.00%	1.46%	4.60%
2013	12.53	672,260	8,424,050	0.00%	1.62%	15.63%
2012	10.84	646,692	7,007,998	0.00%	2.69%	13.07%
2011	9.58	389,420	3,732,203	0.00%	2.24%	(1.24%)
2010	9.70	267,890	2,599,739	0.00%	2.66%	14.33%
Fidelity VIP Freedom 2025 Service Class 2
2014	$13.58	580,865	$7,887,581	0.00%	1.58%	4.85%
2013	12.95	498,012	6,449,507	0.00%	1.82%	19.71%
2012	10.82	444,275	4,806,081	0.00%	1.51%	14.80%
2011	9.42	457,025	4,306,731	0.00%	1.86%	(2.35%)
2010	9.65	434,697	4,194,767	0.00%	2.71%	15.47%
Fidelity VIP Freedom 2030 Service Class 2
2014	$13.05	678,916	$8,862,251	0.00%	1.39%	4.74%
2013	12.46	677,750	8,446,386	0.00%	1.59%	21.41%
2012	10.26	627,596	6,442,203	0.00%	3.34%	15.18%
2011	8.91	279,847	2,493,981	0.00%	2.09%	(2.83%)
2010	9.17	215,248	1,974,122	0.00%	1.54%	15.89%
Fidelity VIP Freedom 2035 Service Class 2
2014	$13.59	192,608	$2,617,196	0.00%	1.62%	4.65%
2013	12.98	49,518	642,969	0.00%	2.57%	24.50%
08/01/2012 - 12/31/2012	10.43	8,076	84,224	0.00%	9.22%	6.93%
Fidelity VIP Freedom 2045 Service Class 2
2014	$13.74	98,346	$1,350,948	0.00%	1.82%	4.68%
2013	13.12	52,055	683,125	0.00%	2.51%	25.76%
06/04/2012 - 12/31/2012	10.43	14,031	146,411	0.00%	7.08%	15.11%
Fidelity VIP Freedom Income Service Class 2
2014	$12.92	113,219	$1,462,713	0.00%	1.38%	3.54%
2013	12.48	93,667	1,168,763	0.00%	1.23%	5.21%
2012	11.86	97,447	1,155,731	0.00%	1.27%	6.26%
2011	11.16	86,488	965,340	0.00%	1.64%	1.39%
2010	11.01	72,439	797,455	0.00%	1.69%	7.25%
Fidelity VIP Growth Service Class 2
2014	$20.74	415,565	$8,619,895	0.00%	0.00%	11.01%
2013	18.68	318,727	5,955,369	0.00%	0.05%	36.00%
2012	13.74	317,950	4,368,280	0.00%	0.32%	14.40%
2011	12.01	388,503	4,665,652	0.00%	0.15%	(0.03%)
2010	12.01	264,000	3,171,496	0.00%	0.03%	23.86%
Fidelity VIP Mid Cap Service Class 2
2014	$24.01	1,620,708	$38,911,844	0.00%	0.02%	6.03%
2013	22.64	1,709,116	38,700,071	0.00%	0.28%	35.87%
2012	16.67	1,860,258	31,002,299	0.00%	0.38%	14.56%
2011	14.55	2,063,275	30,014,806	0.00%	0.02%	(10.85%)
2010	16.32	2,138,123	34,889,900	0.00%	0.12%	28.57%
Fidelity VIP Money Market Service Class (5)
02/03/2014 - 12/31/2014	$10.00	17,021,081	$170,226,823	0.00%	0.01%	0.01%
Fidelity VIP Value Strategies Service Class 2
2014	$19.99	302,551	$6,047,282	0.00%	0.84%	6.51%
2013	18.77	274,620	5,153,369	0.00%	0.63%	30.18%
2012	14.41	282,221	4,068,095	0.00%	0.42%	27.06%
2011	11.34	249,715	2,832,847	0.00%	0.58%	(9.04%)
2010	12.47	325,984	4,065,449	0.00%	0.32%	26.34%
Templeton Foreign VIP Class 2
2014	$11.99	1,273,231	$15,271,674	0.00%	2.00%	(11.13%)
2013	13.50	612,091	8,261,228	0.00%	1.84%	22.97%
05/18/2012 - 12/31/2012	10.98	104,131	1,142,908	0.00%	1.32%	22.12%
Templeton Global Bond VIP Class 2
2014	$12.39	3,383,661	$41,938,819	0.00%	4.98%	1.83%
2013	12.17	3,549,663	43,204,291	0.00%	5.00%	1.63%
2012	11.98	3,744,411	44,844,075	0.00%	6.48%	15.07%
2011	10.41	2,816,935	29,319,151	0.00%	5.51%	(0.87%)
05/03/2010 - 12/31/2010	10.50	1,364,811	14,329,977	0.00%	0.17%	5.00%

See Notes to Financial Statements	SA-34	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
GE Investments Total Return Class 3
2014	$13.88	152,788	$2,120,800	0.00%	1.57%	5.07%
2013	13.21	128,612	1,699,024	0.00%	1.78%	14.64%
2012	11.52	79,438	915,384	0.00%	1.63%	12.25%
2011	10.27	43,491	446,459	0.00%	2.36%	(3.10%)
05/19/2010 - 12/31/2010	10.59	13,250	140,367	0.00%	4.60%	12.25%
Janus Aspen Series Overseas Service Shares
2014	$9.85	1,750,222	$17,232,050	0.00%	3.04%	(12.10%)
2013	11.20	1,958,426	21,936,327	0.00%	3.17%	14.28%
2012	9.80	3,049,827	29,892,179	0.00%	0.58%	13.18%
2011	8.66	3,949,389	34,200,839	0.00%	0.38%	(32.34%)
2010	12.80	4,273,891	54,699,088	0.00%	0.55%	25.02%
Janus Aspen Series Enterprise Service Shares
2014	$19.23	341,813	$6,571,388	0.00%	0.03%	12.24%
2013	17.13	299,659	5,132,651	0.00%	0.36%	32.04%
2012	12.97	340,650	4,419,001	0.00%	0.00%	16.99%
2011	11.09	290,035	3,216,086	0.00%	0.00%	(1.65%)
2010	11.27	342,830	3,865,363	0.00%	0.00%	25.52%
Lazard Retirement Global Dynamic Multi Asset Service Class (5)
07/22/2014 - 12/31/2014	$10.18	39,227	$399,289	0.00%	1.45%	(1.62%)
Lazard Retirement U.S. Strategic Equity Service Class
2014	$14.93	206,026	$3,076,991	0.00%	0.98%	14.71%
2013	13.02	84,359	1,098,338	0.00%	0.89%	28.07%
2012	10.17	90,964	924,787	0.00%	1.33%	14.01%
2011	8.92	78,958	704,086	0.00%	1.07%	1.96%
2010	8.75	60,077	525,439	0.00%	0.74%	12.85%
ClearBridge Variable Aggressive Growth - Class II
2014	$20.69	761,676	$15,761,928	0.00%	0.01%	20.08%
2013	17.23	541,048	9,324,401	0.00%	0.06%	47.37%
2012	11.69	168,548	1,971,072	0.00%	0.18%	18.46%
2011	9.87	147,141	1,452,621	0.00%	0.00%	2.16%
2010	9.66	79,313	766,440	0.00%	0.00%	24.71%
ClearBridge Variable Mid Cap Core - Class II
2014	$17.43	1,342,561	$23,406,395	0.00%	0.09%	7.82%
2013	16.17	1,106,581	17,892,440	0.00%	0.05%	37.05%
2012	11.80	732,285	8,639,373	0.00%	0.68%	17.61%
2011	10.03	580,239	5,820,615	0.00%	0.00%	(4.14%)
2010	10.46	770,236	8,060,379	0.00%	0.00%	22.06%
Lord Abbett Bond Debenture Class VC (5)
05/08/2014 - 12/31/2014	$10.11	72,657	$734,874	0.00%	14.03%	0.98%
Lord Abbett Developing Growth Class VC
2014	$16.15	299,887	$4,842,087	0.00%	0.00%	3.71%
2013	15.57	187,471	2,918,769	0.00%	0.00%	56.68%
05/22/2012 - 12/31/2012	9.94	4,228	42,015	0.00%	0.00%	7.38%
Lord Abbett Fundamental Equity Class VC
2014	$16.38	458,236	$7,506,229	0.00%	0.39%	7.14%
2013	15.29	791,610	12,102,814	0.00%	0.24%	35.76%
2012	11.26	1,205,939	13,581,125	0.00%	0.49%	10.58%
2011	10.18	1,451,784	14,785,262	0.00%	0.64%	(4.49%)
05/12/2010 - 12/31/2010	10.66	196,426	2,094,468	0.00%	1.03%	9.39%
Lord Abbett Total Return Class VC
2014	$10.32	2,204,601	$22,747,259	0.00%	5.53%	6.08%
05/31/2013 - 12/31/2013	9.73	117,785	1,145,676	0.00%	8.79%	(0.99%)
I
2014	$33.52	1,793,862	$60,125,408	0.00%	2.22%	(7.06%)
2013	36.06	1,916,959	69,130,043	0.00%	2.40%	16.32%
2012	31.00	1,897,358	58,821,199	0.00%	1.96%	20.68%
2011	25.69	2,155,165	55,363,898	0.00%	3.09%	(13.56%)
2010	29.72	2,255,782	67,038,953	0.00%	3.29%	4.61%
II
2014	$42.62	1,075,123	$45,824,116	0.00%	0.04%	10.21%
2013	38.67	1,131,359	43,752,740	0.00%	0.58%	36.15%
2012	28.40	1,193,322	33,895,638	0.00%	0.05%	19.31%
2011	23.81	1,228,910	29,255,807	0.00%	0.00%	(0.80%)
2010	24.00	1,256,305	30,149,494	0.00%	0.37%	23.06%
III
2014	$71.08	740,956	$52,663,852	0.00%	0.00%	12.42%
2013	63.22	802,176	50,716,843	0.00%	0.00%	39.20%
2012	45.42	901,450	40,942,152	0.00%	0.31%	17.43%
2011	38.68	963,059	37,247,078	0.00%	0.00%	(7.22%)
2010	41.69	997,020	41,562,417	0.00%	0.21%	27.00%
V
2014	$25.02	1,030,936	$25,795,156	0.00%	1.22%	9.68%
2013	22.81	994,668	22,690,759	0.00%	2.73%	34.22%
2012	17.00	967,817	16,449,256	0.00%	0.84%	17.29%
2011	14.49	1,276,782	18,501,761	0.00%	0.37%	(4.11%)
2010	15.11	1,422,833	21,502,371	0.00%	0.75%	9.27%

See Notes to Financial Statements	SA-35	See explanation of references on SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Expense Ratios (1)	Investment Income Ratios (2)	Total Returns (3)
MFS New Discovery Series - Service Class
2014	$18.04	665,038	$11,996,985	0.00%	0.00%	(7.49%)
2013	19.50	683,662	13,332,010	0.00%	0.00%	41.22%
2012	13.81	458,942	6,337,595	0.00%	0.00%	20.90%
2011	11.42	433,543	4,951,987	0.00%	0.00%	(10.49%)
2010	12.76	582,663	7,435,506	0.00%	0.00%	35.94%
MFS Utilities Series - Service Class
2014	$17.03	961,535	$16,373,224	0.00%	1.98%	12.47%
2013	15.14	894,580	13,544,572	0.00%	1.72%	20.21%
2012	12.59	1,231,073	15,505,053	0.00%	6.48%	13.21%
2011	11.12	1,587,426	17,659,927	0.00%	3.05%	6.51%
2010	10.45	1,569,241	16,391,189	0.00%	2.85%	13.51%
Neuberger Berman Socially Responsive I Class
2014	$13.33	17,146	$228,506	0.00%	0.53%	10.38%
05/16/2013 - 12/31/2013	12.07	11,460	138,363	0.00%	1.05%	15.57%
Oppenheimer Global Fund/VA Service Shares
2014	$11.77	274,354	$3,228,325	0.00%	0.99%	2.06%
05/22/2013 - 12/31/2013	11.53	100,254	1,155,929	0.00%	0.04%	12.27%
PIMCO Global Multi-Asset Managed Allocation - Advisor Class
2014	$9.58	603,349	$5,782,174	0.00%	2.34%	4.57%
2013	9.16	784,478	7,189,410	0.00%	3.08%	(7.91%)
2012	9.95	1,121,879	11,164,519	0.00%	3.22%	8.77%
05/05/2011 - 12/31/2011	9.15	1,431,608	13,097,645	0.00%	1.65%	(6.30%)
Royce Micro-Cap Service Class
2014	$12.67	145,785	$1,847,636	0.00%	0.00%	(3.84%)
2013	13.18	152,971	2,016,182	0.00%	0.37%	20.65%
2012	10.92	144,118	1,574,328	0.00%	0.00%	7.45%
2011	10.17	130,318	1,324,826	0.00%	2.50%	(12.26%)
05/13/2010 - 12/31/2010	11.59	80,595	933,782	0.00%	7.00%	18.65%
T. Rowe Price Blue Chip Growth - II
2014	$22.81	2,699,859	$61,573,102	0.00%	0.00%	8.84%
2013	20.95	2,403,200	50,355,566	0.00%	0.00%	40.85%
2012	14.88	2,321,252	34,532,015	0.00%	0.00%	17.91%
2011	12.62	1,231,464	15,537,774	0.00%	0.00%	1.36%
2010	12.45	799,091	9,946,992	0.00%	0.00%	16.00%
T. Rowe Price Equity Income - II
2014	$18.53	2,898,123	$53,708,688	0.00%	1.52%	7.10%
2013	17.30	3,604,155	62,363,206	0.00%	1.33%	29.41%
2012	13.37	3,286,271	43,941,614	0.00%	1.89%	16.92%
2011	11.44	3,755,291	42,945,516	0.00%	1.55%	(1.02%)
2010	11.55	3,772,800	43,590,084	0.00%	1.75%	14.74%
Van Eck VIP Global Hard Assets Initial Class
2014	$21.99	1,900,239	$41,786,178	0.00%	0.09%	(19.10%)
2013	27.18	2,061,594	56,039,109	0.00%	0.71%	10.53%
2012	24.59	2,521,100	61,998,655	0.00%	0.61%	3.39%
2011	23.79	2,705,878	64,362,975	0.00%	1.19%	(16.45%)
2010	28.47	2,798,427	79,670,244	0.00%	0.40%	29.23%

(1)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).
(2)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(3)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk (“M&E”) fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	Investment income ratio represents less than 0.005%.
(5)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2014 was comprised of ninety-one subaccounts (“Variable Accounts”). The Variable Accounts with no units outstanding throughout 2014 are not presented in this annual report. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”).

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following five Variable Accounts and their underlying Portfolios changed names during the reporting period as follows:

Currently Named	Formerly Named
Inflation Strategy	Inflation Protected
Focused Growth	Focused 30
Templeton Foreign VIP Class 2	Templeton Foreign Securities Class 2
Templeton Global Bond VIP Class 2	Templeton Global Bond Securities Class 2
PIMCO Global Multi-Asset Managed Allocation – Advisor Class	PIMCO Global Multi-Asset - Advisor Class

The following three Variable Accounts commenced or resumed operations during 2014:

Variable Accounts	Commenced or Resumed Operations on
Fidelity VIP Money Market Service Class	February 3, 2014
Lazard Retirement Global Dynamic Multi Asset Service Class	July 22, 2014
Lord Abbett Bond Debenture Class VC	May 8, 2014

On April 30, 2014, the net assets of the Pacific Select Fund’s Cash Management Portfolio Class I, the underlying Portfolio for the Cash Management Variable Account, were transferred to the Fidelity VIP Money Market Portfolio Service Class, the underlying Portfolio for the Fidelity VIP Money Market Service Class Variable Account through a liquidation and plan of substitution (the “Substitution”). In connection with the Substitution, any units that remained in the Cash Management Variable Account after the close of business on April 30, 2014 were transferred to the Fidelity VIP Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset value of the Fidelity VIP Money Market Portfolio and Cash Management Portfolio, as of the close of business on April 30, 2014. The Cash Management Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S.GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios of the Funds are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) (the “RIC Portfolios”) or treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). Each of the RIC Portfolios utilized the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes although they are not paid by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. No dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2014.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2014, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 0.95%, which are based on an annual percentage of average daily net assets of the Portfolios, and PSD received a service fee of 0.20% on Class I shares only, which is based on an annual perentage of average daily net assets of the Portfolios.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31,2014, were as follows:

Variable Accounts	Purchases	Sales
Diversified Bond	$28,631,353	$6,564,771
Floating Rate Income	3,986,809	2,694,351
Floating Rate Loan	2,728,362	8,917,915
High Yield Bond	19,901,829	24,458,744
Inflation Managed	5,219,005	16,716,337
Inflation Strategy	2,509,854	2,564,279

Variable Accounts	Purchases	Sales
Managed Bond	$10,796,085	$76,123,278
Short Duration Bond	15,269,051	8,856,481
Emerging Markets Debt	1,568,816	814,437
American Funds Growth	6,687,611	8,191,190
American Funds Growth-Income	8,247,985	6,384,826
Comstock	12,215,731	9,460,621

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales
Dividend Growth	$5,512,936	$7,901,823
Equity Index	44,936,454	45,431,074
Focused Growth	2,441,121	3,598,022
Growth	2,103,607	22,996,588
Large-Cap Growth	3,890,160	6,455,117
Large-Cap Value	5,852,955	12,002,708
Long/Short Large-Cap	3,556,520	1,853,023
Main Street Core	9,719,991	24,948,790
Mid-Cap Equity	2,204,044	13,393,744
Mid-Cap Growth	3,358,166	6,814,534
Mid-Cap Value	7,620,832	8,297,003
Small-Cap Equity	3,859,236	1,920,341
Small-Cap Growth	663,475	11,333,366
Small-Cap Index	10,254,236	28,293,751
Small-Cap Value	5,086,751	10,916,915
Value Advantage	5,698,796	250,528
Health Sciences	9,052,979	7,084,378
Real Estate	10,702,769	19,579,882
Technology	3,092,629	3,656,544
Emerging Markets	12,248,565	19,548,057
International Large-Cap	11,352,440	25,685,225
International Small-Cap	4,051,198	1,556,801
International Value	9,033,148	12,737,400
Currency Strategies	442,310	69,113
Global Absolute Return	478,869	103,393
Precious Metals	2,857,026	1,109,840
American Funds Asset Allocation	7,382,307	3,137,148
Pacific Dynamix - Conservative Growth	2,292,245	726,275
Pacific Dynamix - Moderate Growth	8,969,483	1,894,626
Pacific Dynamix - Growth	7,460,740	2,536,165
Portfolio Optimization Conservative	2,367,885	10,058,496
Portfolio Optimization Moderate-Conservative	3,047,758	6,640,162
Portfolio Optimization Moderate	13,826,323	17,981,672
Portfolio Optimization Growth	15,963,483	25,372,060
Portfolio Optimization Aggressive-Growth	9,440,092	10,664,288
Invesco V.I. International Growth Series II	5,874,746	1,955,456
American Century VP Mid Cap Value Class II	4,345,067	2,468,792
BlackRock Basic Value V.I. Class III	11,426,650	5,768,368
BlackRock Global Allocation V.I. Class III	14,454,000	5,364,982
Dreyfus Appreciation Service Shares	308,083	162,785
Fidelity VIP Contrafund Service Class 2	5,751,723	6,885,831
Fidelity VIP Freedom 2010 Service Class 2	150,774	93,017

Variable Accounts	Purchases	Sales
Fidelity VIP Freedom 2015 Service Class 2	$412,680	$1,442,858
Fidelity VIP Freedom 2020 Service Class 2	2,396,151	2,253,682
Fidelity VIP Freedom 2025 Service Class 2	2,427,359	1,079,100
Fidelity VIP Freedom 2030 Service Class 2	2,070,203	1,768,125
Fidelity VIP Freedom 2035 Service Class 2	2,592,468	647,281
Fidelity VIP Freedom 2045 Service Class 2	873,496	211,983
Fidelity VIP Freedom Income Service Class 2	575,310	297,735
Fidelity VIP Growth Service Class 2	4,319,883	2,409,045
Fidelity VIP Mid Cap Service Class 2	3,088,098	4,238,037
Fidelity VIP Money Market Service Class (1)	269,113,710	98,887,324
Fidelity VIP Value Strategies Service Class 2	1,692,856	1,108,096
Templeton Foreign VIP Class 2	12,676,457	3,562,738
Templeton Global Bond VIP Class 2	9,390,231	9,250,026
GE Investments Total Return Class 3	739,013	322,379
Janus Aspen Series Overseas Service Shares	6,978,471	6,279,214
Janus Aspen Series Enterprise Service Shares	2,986,714	1,874,571
Lazard Retirement Global Dynamic Multi Asset Service Class (1)	439,237	12,886
Lazard Retirement U.S. Strategic Equity Service Class	3,708,908	1,554,466
ClearBridge Variable Aggressive Growth - Class II	7,700,965	2,501,218
ClearBridge Variable Mid Cap Core - Class II	8,649,224	2,918,742
Lord Abbett Bond Debenture Class VC (1)	808,123	19,772
Lord Abbett Developing Growth Class VC	5,130,333	3,264,500
Lord Abbett Fundamental Equity Class VC	3,385,154	7,110,540
Lord Abbett Total Return Class VC	22,501,096	737,019
I	6,738,447	9,573,343
II	9,081,019	5,578,948
III	7,323,005	6,191,119
V	6,309,599	2,409,277
MFS New Discovery Series - Service Class	7,020,483	5,078,068
MFS Utilities Series - Service Class	5,668,152	3,676,312
Neuberger Berman Socially Responsive I Class	111,287	38,048
Oppenheimer Global Fund/VA Service Shares	2,601,859	430,940
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	829,308	2,386,144
Royce Micro-Cap Service Class	615,411	561,585
T.Rowe Price Blue Chip Growth - II	12,506,256	6,100,408
T.Rowe Price Equity Income - II	8,306,288	19,896,718
Van Eck VIP Global Hard Assets Initial Class	7,621,300	11,968,552

(1) Operations commenced during 2014 (See Note 1).

7. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2014, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2014 and 2013 were as follows:

	2014			2013
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Diversified Bond	2,235,807	(740,158)	1,495,649	577,016	(579,109)	(2,093)
Floating Rate Income (1)	391,924	(264,453)	127,471	134,959	(26,276)	108,683
Floating Rate Loan	623,567	(1,193,952)	(570,385)	1,260,261	(383,906)	876,355
High Yield Bond	569,468	(639,211)	(69,743)	471,168	(682,789)	(211,621)
Inflation Managed	372,474	(571,006)	(198,532)	323,627	(936,779)	(613,152)
Inflation Strategy	238,563	(245,770)	(7,207)	174,624	(151,947)	22,677
Managed Bond	3,399,534	(4,424,384)	(1,024,850)	1,207,284	(1,804,948)	(597,664)
Short Duration Bond	1,956,696	(1,450,121)	506,575	1,785,895	(1,042,540)	743,355
Emerging Markets Debt	146,310	(76,524)	69,786	318,744	(122,078)	196,666
American Funds Growth	2,730,496	(2,810,616)	(80,120)	881,162	(702,576)	178,586
American Funds Growth-Income	815,198	(722,725)	92,473	754,252	(597,369)	156,883
Comstock	1,056,661	(909,214)	147,447	875,881	(573,330)	302,551
Dividend Growth	641,647	(762,568)	(120,921)	697,478	(721,316)	(23,838)
Equity Index	1,376,267	(1,388,187)	(11,920)	800,726	(1,242,163)	(441,437)
Focused Growth	234,143	(292,376)	(58,233)	340,138	(703,464)	(363,326)
Growth	266,040	(568,839)	(302,799)	223,160	(508,821)	(285,661)
Large-Cap Growth	1,412,138	(1,627,031)	(214,893)	596,207	(912,307)	(316,100)
Large-Cap Value	744,239	(985,031)	(240,792)	844,214	(1,045,469)	(201,255)
Long/Short Large-Cap	302,773	(192,134)	110,639	509,008	(315,536)	193,472
Main Street Core	416,629	(599,987)	(183,358)	187,921	(399,392)	(211,471)
Mid-Cap Equity	467,676	(772,951)	(305,275)	307,996	(666,253)	(358,257)
Mid-Cap Growth	941,790	(1,166,121)	(224,331)	718,689	(978,613)	(259,924)
Mid-Cap Value	413,328	(443,554)	(30,226)	620,529	(353,070)	267,459
Small-Cap Equity	314,064	(238,570)	75,494	274,056	(222,620)	51,436
Small-Cap Growth	94,811	(595,245)	(500,434)	415,228	(420,969)	(5,741)
Small-Cap Index	952,895	(1,559,196)	(606,301)	850,930	(1,142,962)	(292,032)
Small-Cap Value	414,611	(565,826)	(151,215)	520,166	(575,301)	(55,135)
Value Advantage (2)	464,488	(22,358)	442,130	10,857	(926)	9,931
Health Sciences	421,651	(384,142)	37,509	445,178	(438,755)	6,423
Real Estate	563,724	(720,198)	(156,474)	361,852	(447,332)	(85,480)
Technology	822,490	(878,326)	(55,836)	445,275	(513,543)	(68,268)
Emerging Markets	990,350	(1,154,395)	(164,045)	937,470	(1,079,432)	(141,962)
International Large-Cap	1,864,641	(2,754,780)	(890,139)	2,530,620	(3,253,163)	(722,543)
International Small-Cap	693,203	(489,062)	204,141	502,391	(392,452)	109,939
International Value	842,194	(962,853)	(120,659)	847,276	(932,601)	(85,325)
Currency Strategies (3)	44,674	(7,471)	37,203	22,423	(11,337)	11,086
Global Absolute Return (4)	49,957	(12,354)	37,603	213,505	(111,442)	102,063
Precious Metals (5)	336,902	(150,651)	186,251	134,216	(26,633)	107,583
American Funds Asset Allocation	422,286	(223,554)	198,732	471,670	(121,310)	350,360
Pacific Dynamix - Conservative Growth	143,084	(45,551)	97,533	84,661	(70,274)	14,387
Pacific Dynamix - Moderate Growth	535,446	(143,088)	392,358	414,775	(102,851)	311,924
Pacific Dynamix - Growth	446,306	(197,969)	248,337	389,000	(116,429)	272,571
Portfolio Optimization Conservative	417,021	(1,082,146)	(665,125)	553,598	(908,000)	(354,402)
Portfolio Optimization Moderate-Conservative	1,589,631	(1,893,737)	(304,106)	642,158	(1,047,963)	(405,805)
Portfolio Optimization Moderate	3,072,369	(3,417,394)	(345,025)	3,084,023	(3,495,998)	(411,975)
Portfolio Optimization Growth	3,869,030	(4,629,241)	(760,211)	3,763,808	(3,870,635)	(106,827)
Portfolio Optimization Aggressive-Growth	1,757,828	(1,845,783)	(87,955)	1,681,906	(1,553,113)	128,793
Invesco V.I. International Growth Series II	501,160	(199,989)	301,171	376,860	(127,425)	249,435
American Century VP Mid Cap Value Class II	302,413	(213,248)	89,165	430,093	(193,382)	236,711
BlackRock Basic Value V.I. Class III	527,005	(401,947)	125,058	556,760	(472,026)	84,734
BlackRock Global Allocation V.I. Class III	788,194	(657,665)	130,529	839,534	(832,700)	6,834
Dreyfus Appreciation Service Shares (4)	29,431	(17,728)	11,703	177,069	(162,751)	14,318
Fidelity VIP Contrafund Service Class 2	428,886	(557,936)	(129,050)	526,004	(742,278)	(216,274)
Fidelity VIP Freedom 2010 Service Class 2	11,964	(9,694)	2,270	14,318	(20,424)	(6,106)
Fidelity VIP Freedom 2015 Service Class 2	29,479	(112,602)	(83,123)	63,258	(36,730)	26,528
Fidelity VIP Freedom 2020 Service Class 2	180,314	(189,626)	(9,312)	86,927	(61,359)	25,568
Fidelity VIP Freedom 2025 Service Class 2	188,091	(105,238)	82,853	176,115	(122,378)	53,737
Fidelity VIP Freedom 2030 Service Class 2	159,350	(158,184)	1,166	119,109	(68,955)	50,154
Fidelity VIP Freedom 2035 Service Class 2	301,366	(158,276)	143,090	47,917	(6,475)	41,442
Fidelity VIP Freedom 2045 Service Class 2	70,292	(24,001)	46,291	53,661	(15,637)	38,024

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2014			2013
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Freedom Income Service Class 2	39,190	(19,638)	19,552	48,311	(52,091)	(3,780)
Fidelity VIP Growth Service Class 2	234,441	(137,603)	96,838	121,114	(120,337)	777
Fidelity VIP Mid Cap Service Class 2	187,363	(275,771)	(88,408)	349,477	(500,619)	(151,142)
Fidelity VIP Money Market Service Class (6)	44,959,667	(27,938,586)	17,021,081
Fidelity VIP Value Strategies Service Class 2	96,339	(68,408)	27,931	289,034	(296,635)	(7,601)
Templeton Foreign VIP Class 2	1,086,079	(424,939)	661,140	707,253	(199,293)	507,960
Templeton Global Bond VIP Class 2	934,854	(1,100,856)	(166,002)	1,386,451	(1,581,199)	(194,748)
GE Investments Total Return Class 3	50,079	(25,903)	24,176	80,779	(31,605)	49,174
Janus Aspen Series Overseas Service Shares	508,278	(716,482)	(208,204)	516,451	(1,607,852)	(1,091,401)
Janus Aspen Series Enterprise Service Shares	175,380	(133,226)	42,154	183,129	(224,120)	(40,991)
Lazard Retirement Global Dynamic Multi Asset Service Class (6)	40,197	(970)	39,227
Lazard Retirement U.S. Strategic Equity Service Class	242,003	(120,336)	121,667	32,828	(39,433)	(6,605)
ClearBridge Variable Aggressive Growth - Class II	463,709	(243,081)	220,628	531,482	(158,982)	372,500
ClearBridge Variable Mid Cap Core - Class II	456,356	(220,376)	235,980	449,602	(75,306)	374,296
Lord Abbett Bond Debenture Class VC (6)	74,867	(2,210)	72,657
Lord Abbett Developing Growth Class VC	382,108	(269,692)	112,416	273,688	(90,445)	183,243
Lord Abbett Fundamental Equity Class VC	160,828	(494,202)	(333,374)	251,435	(665,764)	(414,329)
Lord Abbett Total Return Class VC (7)	2,228,067	(141,251)	2,086,816	122,501	(4,716)	117,785
I	397,392	(520,489)	(123,097)	456,701	(437,100)	19,601
II	279,937	(336,173)	(56,236)	237,300	(299,263)	(61,963)
III	102,730	(163,950)	(61,220)	117,468	(216,742)	(99,274)
V	351,616	(315,348)	36,268	335,682	(308,831)	26,851
MFS New Discovery Series - Service Class	349,175	(367,799)	(18,624)	480,623	(255,903)	224,720
MFS Utilities Series - Service Class	384,955	(318,000)	66,955	267,911	(604,404)	(336,493)
Neuberger Berman Socially Responsive I Class (4)	9,109	(3,423)	5,686	11,818	(358)	11,460
Oppenheimer Global Fund/VA Service Shares (8)	223,783	(49,683)	174,100	103,262	(3,008)	100,254
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	144,908	(326,037)	(181,129)	500,796	(838,197)	(337,401)
Royce Micro-Cap Service Class	46,713	(53,899)	(7,186)	88,254	(79,401)	8,853
T. Rowe Price Blue Chip Growth - II	958,048	(661,389)	296,659	1,149,902	(1,067,954)	81,948
T. Rowe Price Equity Income - II	731,381	(1,437,413)	(706,032)	1,153,761	(835,877)	317,884
Van Eck VIP Global Hard Assets Initial Class	540,640	(701,995)	(161,355)	594,893	(1,054,399)	(459,506)

(1)	Operations commenced on May 1, 2013.
(2)	Operations commenced on May 6, 2013.
(3)	Operations commenced on May 7, 2013.
(4)	Operations commenced on May 16, 2013.
(5)	Operations commenced on May 3, 2013.
(6)	Operations commenced during 2014 (See Note 1).
(7)	Operations commenced on May 31, 2013.
(8)	Operations commenced on May 22, 2013.

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2014 and 2013 and

for the years ended December 31, 2014, 2013 and 2012

and Independent Auditors’ Report

Deloitte & Touche LLP

Suite 1200

695 Town Center Drive

Costa Mesa, CA 92626-7188

USA

Tel: +1 714 436 7100

Fax: +1 714 436 7200

www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2014 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

March 6, 2015

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,

(In Millions)	2014	2013
ASSETS

Investments:

Fixed maturity securities available for sale, at estimated fair value	$35,662	$32,466

Equity securities available for sale, at estimated fair value	131	137

Fair value option securities	563

Mortgage loans (includes VIE assets of $750 and $0)	9,327	8,454

Policy loans	7,234	7,155

Other investments (includes VIE assets of $118 and $81)	1,905	1,648
TOTAL INVESTMENTS	54,822	49,860

Cash and cash equivalents (includes VIE assets of $7 and $8)	3,220	2,000

Restricted cash (includes VIE assets of $123 and $194)	266	314

Deferred policy acquisition costs	4,742	4,214

Aircraft, net (includes VIE assets of $869 and $1,398)	7,817	7,296

Other assets (includes VIE assets of $30 and $22)	2,985	3,117

Separate account assets	60,625	60,864

TOTAL ASSETS	$134,477	$127,665

LIABILITIES AND EQUITY

Liabilities:

Policyholder account balances	$39,169	$36,751

Future policy benefits	13,200	10,444

Debt (includes VIE debt of $1,079 and $659)	8,331	7,826

Other liabilities (includes VIE liabilities of $201 and $280)	3,410	2,932

Separate account liabilities	60,625	60,864
TOTAL LIABILITIES	124,735	118,817

Commitments and contingencies (Note 18)

Stockholder’s Equity:

Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30

Paid-in capital	982	982

Retained earnings	7,264	6,941

Accumulated other comprehensive income	1,362	858
Total Stockholder’s Equity	9,638	8,811

Noncontrolling interest	104	37
TOTAL EQUITY	9,742	8,848

TOTAL LIABILITIES AND EQUITY	$134,477	$127,665

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,

(In Millions)	2014	2013	2012
REVENUES

Policy fees and insurance premiums	$3,414	$3,365	$3,324

Net investment income	2,408	2,290	2,281

Net realized investment gain (loss)	(597)	586	(349)

OTTI, consisting of $28, $33 and $116 in total, net of $4, $6 and $53 recognized in OCI	(24)	(27)	(63)

Investment advisory fees	376	351	298

Aircraft leasing revenue	796	736	660

Other income	259	253	237
TOTAL REVENUES	6,632	7,554	6,388

BENEFITS AND EXPENSES

Policy benefits paid or provided	2,650	2,366	2,444

Interest credited to policyholder account balances	1,203	1,248	1,252

Commission expenses	398	1,354	648

Operating and other expenses	1,759	1,784	1,601
TOTAL BENEFITS AND EXPENSES	6,010	6,752	5,945

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	622	802	443

Provision (benefit) for income taxes	102	131	(67)

Net income	520	671	510

Less: net (income) loss attributable to the noncontrolling interest	3	(19)	(68)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$523	$652	$442

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,

(In Millions)	2014	2013	2012

NET INCOME	$520	$671	$510

Other comprehensive income (loss), net of tax:

Unrealized gain (loss) on derivatives and securities available for sale, net:

Unrealized holding gain (loss) arising during period	525	(754)	698

Reclassification adjustment for gain (loss) included in net income	(16)	(42)	(55)
Unrealized gain (loss) on derivatives and securities available for sale, net	509	(796)	643

Foreign currency translation adjustments and other	(5)	6	2

Other comprehensive income (loss)	504	(790)	645

Comprehensive income (loss)	1,024	(119)	1,155

Less: comprehensive (income) loss attributable to the noncontrolling interest	3	(19)	(69)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,027	($138)	$1,086

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

				Accumulated Other
				Comprehensive Income (Loss)
(In Millions)	Common Stock	Paid-in Capital	Retained Earnings	Unrealized Gain (Loss) On Derivatives and Securities Available for Sale, Net	Other, Net	Total Stockholder’s Equity	Noncontrolling Interest	Total Equity
BALANCES, JANUARY 1, 2012	$30	$982	$6,177	$1,018	($14)	$8,193	$334	$8,527

Comprehensive income:

Net income			442			442	68	510

Other comprehensive income				643	1	644	1	645

Total comprehensive income						1,086	69	1,155

Dividend to parent			(130)			(130)		(130)

Change in equity of noncontrolling interest							16	16
BALANCES, DECEMBER 31, 2012	30	982	6,489	1,661	(13)	9,149	419	9,568

Comprehensive loss:

Net income			652			652	19	671

Other comprehensive income (loss)				(796)	6	(790)		(790)

Total comprehensive loss						(138)	19	(119)

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interest							(21)	(21)

Deconsolidation of VIEs (See Other in Note 4)							(380)	(380)
BALANCES, DECEMBER 31, 2013	30	982	6,941	865	(7)	8,811	37	8,848

Comprehensive income:

Net income (loss)			523			523	(3)	520

Other comprehensive income (loss)				509	(5)	504		504

Total comprehensive income (loss)						1,027	(3)	1,024

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interest							70	70

BALANCES, DECEMBER 31, 2014	$30	$982	$7,264	$1,374	($12)	$9,638	$104	$9,742

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Millions)	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$520	$671	$510

Adjustments to reconcile net income to net cash provided by operating activities:

Net accretion on fixed maturity securities	(85)	(82)	(119)

Depreciation and amortization	450	438	389

Deferred income taxes	55	118	(70)

Net realized investment (gain) loss	597	(586)	349

Other than temporary impairments	24	27	63

Net change in deferred policy acquisition costs	(622)	352	(199)

Interest credited to policyholder account balances	1,203	1,248	1,252

Net change in future policy benefits	1,789	1,069	1,574

Other operating activities, net	(98)	223	(194)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,833	3,478	3,555

CASH FLOWS FROM INVESTING ACTIVITIES

Fixed maturity and equity securities available for sale:

Purchases	(5,638)	(5,909)	(6,018)

Sales	1,535	1,279	2,446

Maturities and repayments	2,410	2,640	2,076

Purchases of fair value option securities	(498)

Repayments of mortgage loans	917	602	644

Fundings of mortgage loans and real estate	(1,243)	(1,345)	(1,157)

Funding of CMBS VIE mortgage loan	(750)

Proceeds from sale of real estate		405	443

Net change in policy loans	(79)	(157)	(186)

Change in restricted cash	48	(20)	(14)

Terminations of derivative instruments, net	9	(35)	188

Proceeds from nonhedging derivative settlements	64	86	129

Payments for nonhedging derivative settlements	(344)	(628)	(688)

Net change in collateral received or pledged	131	(136)	(546)

Purchases of and advance payments on aircraft	(1,068)	(1,143)	(1,388)

Proceeds from sale of aircraft	266	380	284

Other investing activities, net	275	64	(118)
NET CASH USED IN INVESTING ACTIVITIES	(3,965)	(3,917)	(3,905)
(Continued)

The abbreviation CMBS VIE above means commercial mortgage-backed security VIE.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Millions)	2014	2013	2012
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account balances:

Deposits	$5,900	$6,223	$5,453

Withdrawals	(4,957)	(5,894)	(6,224)

Net change in short-term debt	248	(272)	292

Issuance of long-term debt	147	1,661	1,130

Issuance of CMBS VIE debt	676

Partial retirement of surplus notes		(478)

Payments of long-term debt	(532)	(836)	(761)

Dividend to parent	(200)	(200)	(130)

Other financing activities, net	70	(21)	17
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,352	183	(223)

Net change in cash and cash equivalents	1,220	(256)	(573)

Cash and cash equivalents, beginning of year	2,000	2,256	2,829

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,220	$2,000	$2,256

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Income taxes paid (received), net	($250)	$160	$154

Interest paid	$324	$294	$291

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment (OTTI) losses of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2013 and 2012 consolidated financial statements to conform to the 2014 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2014 through March 6, 2015, the date the consolidated financial statements were available to be issued, and has concluded that no events have occurred that require disclosure or adjustment to the consolidated financial statements.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-02, which modifies the Accounting Standards Codification’s (Codification) Comprehensive Income Topic. This ASU requires enhanced reporting of amounts reclassified out of accumulated other comprehensive income (AOCI) either on the face of the consolidated financial statements or in the notes to the consolidated financial statements. Nonpublic entities are required to report the effects of reclassifications on net income for annual reporting periods and to report information about the amounts reclassified out of AOCI by component for each reporting period for interim and annual reporting periods. The Company adopted this ASU in 2014 and has included the required annual disclosure in Note 13.

Effective January 1, 2013, the Company adopted ASU 2011-11 as modified by ASU 2013-01 issued by the FASB, which modifies the Codification’s Balance Sheet Topic. This new guidance clarifies the scope of disclosures about offsetting assets and liabilities and had no impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only or management has decided to sell the security, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

During the third quarter of 2014, the Company elected the fair value option (FVO) method of accounting for a newly acquired portfolio of U.S. Government securities. The Company elected the FVO in order to report the investments at estimated fair value with changes in the estimated fair value of these securities recognized in net realized investment gain (loss). This accounting treatment will provide a partial offset to the impact of interest rate movements.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment fund companies that operate under the Investment Company Act of 1940 (40 Act Funds). Partnerships, joint venture interests and hedge funds are recorded under the cost or equity method of accounting, except those held by sponsored investment funds (Note 4). As a practical expedient, consolidated investment companies estimate the fair value of interests in the portfolio funds using the net asset value per share as determined by the respective investment manager. The changes in estimated fair value for these assets are recognized in net investment income. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value recognized in net realized investment gain (loss).

Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, at estimated fair value at the date of acquisition. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated for a hedging relationship or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as a hedge, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits (AGPs), DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT, NET

Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and was $101 million as of December 31, 2014 and 2013. There were no goodwill impairments recognized during the years ended December 31, 2014, 2013 and 2012.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts ranged from 0.1% to 9.4%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.1% to 11.0%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 10). All other GLB guarantees are accounted for as embedded derivatives (Note 8).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities. Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits. Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses. The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

As of December 31, 2014 and 2013, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities. Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products and other funds. Effective January 2015, the Pacific Life Funds changed its name to Pacific Funds Series Trust. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases are generally accounted for as operating leases and are structured as triple net leases whereby the lessee is responsible for maintaining the aircraft and paying operational, maintenance and insurance expenses. The aircraft leases require payment in U.S. dollars. Aircraft leasing revenue is recognized ratably over the term of the lease agreements. Aviation Capital Group Corp. (ACG) has three capital leases in the amount of $50 million as of December 31, 2014, which are included in other assets. ACG is a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement. Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary. Generally, a life insurance company cannot be treated as an includable corporation in a consolidated return with nonlife companies unless it has been a member of the affiliated group for five taxable years. For this reason, the Company’s life insurance companies meeting this criterion file separate Federal income tax returns. Some of the Company’s non-U.S. subsidiaries are subject to tax in Singapore and other jurisdictions. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations. Separate account funding agreement liabilities were zero and $64 million as of December 31, 2014 and 2013, respectively.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data used to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

Pacific Life had no permitted practices as of December 31, 2014. During 2014, Pacific Life had two permitted practices approved by the Director of the NE DOI. Under the first permitted practice, Pacific Life utilized book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets were recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). During 2014, the outstanding separate account funding agreements were called and the related separate accounts were closed, which terminated the permitted practice as of June 30, 2014. The second permitted practice was transitional in nature and ran for the period beginning January 1, 2014 through December 30, 2014. This permitted practice allowed Pacific Life time to bring its Working Capital Finance Programs (WCFP) into full compliance with Statement of Statutory Accounting Principles (SSAP) No. 105, Working Capital Finance Investments (WCFI). As of December 31, 2014, all of Pacific Life’s WCFP are in full compliance with SSAP No. 105. As of December 31, 2013, a prior permitted practice relating to WCFI expired on January 1, 2014 with the issuance of SSAP No. 105.

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $61 million and $54 million as of December 31, 2014 and 2013, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2014 and 2013, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $635 million, $521 million and $962 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus of Pacific Life was $7,172 million and $6,503 million as of December 31, 2014 and 2013, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities. As of December 31, 2014, Pacific Life’s total statutory reserve credit was $1,702 million, of which $1,160 million was supported by third-party letters of credit and note facilities. As of December 31, 2013, Pacific Life’s total statutory reserve credit was $1,570 million, of which $1,051 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits. Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska. PAR Vermont was formed in 2007 and PBRC was formed in August 2013. Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. In 2011, Pacific Life entered into an excess of loss indemnity reinsurance agreement with Pacific Alliance Excess Reinsurance Company (PAX Re), a pure captive insurance company subject to regulatory supervision by the Vermont Department and wholly owned by Pacific LifeCorp. Reinsurance ceded to PAR Vermont is net of the reinsurance ceded to PAX Re. Pacific Life does not receive statutory reserve credit for reinsurance ceded to PAX Re. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031. The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting. As of December 31, 2014, the letter of credit amounted to $623 million and was held in a trust with Pacific Life as beneficiary. PAR Vermont admitted $619 million and $556 million as an asset in its statutory financial statements as of December 31, 2014 and 2013, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $400 million. This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2043 and received a note receivable in return with a maturity date of December 2038. The note receivable is credit enhanced by a highly rated third-party reinsurer for 20 years with a five year extension. The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting. As of December 31, 2014 and 2013, the note receivable amounted to $111 million and $100 million, respectively, and was held in a trust with Pacific Life as beneficiary. PBRC admitted $111 million and $65 million as an asset in its statutory financial statements as of December 31, 2014 and 2013, respectively.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp. The underlying reinsurance is comprised of coinsurance and YRT treaties. Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles. The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $430 million letter of credit issued to PLRB by highly rated third-party banks for the benefit of Pacific Life. In connection with the acquisition and reinsurance arrangements between Pacific Life and PLRB, Pacific LifeCorp entered into a capital maintenance agreement and has also agreed to honor PLRB’s obligations to the letter of credit provider in the event of default.

In 2012, the Company formed Pacific Annuity Reinsurance Company (PARC), a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance. PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and ceded 5% of new business issued thereafter. PARC is a wholly owned subsidiary of Pacific LifeCorp.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2014 and 2013, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2014 statutory results, Pacific Life could pay $668 million in dividends in 2015 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. During the years ended December 31, 2014, 2013 and 2012, Pacific Life paid dividends as determined on an NAIC SAP basis to Pacific LifeCorp of $200 million, $200 million and $133 million, respectively.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws. These laws, which were revised in July 2014, require (i) notification to the Arizona Department of Insurance (AZ DOI) for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2014 statutory results, PL&A could pay $38 million in dividends to Pacific Life in 2015 without prior regulatory approval. During the years ended December 31, 2014 and 2013, PL&A paid a dividend to Pacific Life of $35 million each year. No dividends were paid during 2012.

3.	CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $265 million and $271 million as of December 31, 2014 and 2013, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $269 million and $284 million as of December 31, 2014 and 2013, respectively. The net contribution to income from the Closed Block was $3 million, zero and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2014 and 2013, (i) the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company has consolidated because it is the primary beneficiary or (ii) the net carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Consolidated VIEs			Non-consolidated VIEs
			Maximum	Net	Maximum

	Consolidated	Consolidated	Exposure to	Carrying	Exposure to

	Assets	Liabilities	Loss	Amount	Loss

December 31, 2014:

Aircraft securitizations	$1,022	$602	$438

Sponsored investment funds	125	2	123

Commercial mortgage-backed securities	750	676	74

Other				$101	$101

Asset-backed securities				54	54

Total	$1,897	$1,280	$635	$155	$155

December 31, 2013:

Aircraft securitizations	$1,614	$939	$698

Sponsored investment funds	89		89

Other				$88	$88

Asset-backed securities				67	67

Total	$1,703	$939	$787	$155	$155

AIRCRAFT SECURITIZATIONS

During each of the years 2000, 2003 and 2005, ACG sponsored one financial asset securitization secured by aircraft. Each of these transactions was classified as a VIE as the total equity investment at risk was insufficient to finance its activities without additional subordinated support. ACG receives ongoing compensation for its role as the remarketing and administrative agent and for various aircraft-related services.

During 2014, all of the outstanding debt associated with the securitization sponsored in 2003 was retired. Absent the cash flow requirements associated with the debt, the total equity at risk is sufficient to finance the activities of the 2003 securitization and it no longer qualifies as a VIE. However, the Company consolidates the assets and liabilities of the 2003 securitization, which remained in a wholly owned subsidiary of ACG.

The 2000 and 2005 securitization transactions continue to individually meet the definition of a VIE. ACG is the primary beneficiary of the 2005 securitization because it owns 100% of the equity and has a controlling financial interest in this VIE. As such, the 2005 securitization is included in the consolidated financial statements of the Company. Non-recourse debt consolidated by the Company was $401 million and $659 million as of December 31, 2014 and 2013, respectively (Note 11). The Company does not consolidate the 2000 securitization because ACG is not the primary beneficiary. As of December 31, 2014 and 2013, the Company’s carrying amount of the 2000 securitization was zero and thus its maximum exposure to loss was zero.

SPONSORED INVESTMENT FUNDS

The Company has undertaken an initiative leveraging internal expertise to bring new investment strategies/products to sophisticated institutional investors and qualified institutional buyers. Structured as limited partnerships, the Company has provided the initial cash and noncash investments to “seed” these products for the purpose of refining the investment strategies and developing a performance history. Based on the design and operation of the limited partnership arrangements, the Company concluded that these legal entities are subject to consolidation under the variable interest rules and that the Company is the primary beneficiary. It is anticipated that the Company will continue to maintain a controlling interest in some, but not all, of the limited partnerships. The Company will reevaluate its standing as the primary beneficiary on a quarterly basis. Short-term non-recourse debt consolidated by the Company was $2 million as of December 31, 2014 (Note 11). The Company’s unfunded commitment to the limited partnerships was $119 million and $94 million as of December 31, 2014 and 2013, respectively.

COMMERCIAL MORTGAGE-BACKED SECURITY

In August 2014, Pacific Life purchased a 10% interest in a commercial mortgage-backed security trust secured by a single commercial real estate property (CMBS VIE). The trust is classified as a VIE as the total equity investment at risk was insufficient to permit the entity to finance its activities without additional subordinated support. The Company has determined that it is the primary beneficiary of the VIE due to the significant control over the collateral the Company has in the event of a default and has consolidated the VIE into the consolidated financial statements of the Company. Non-recourse debt consolidated by the Company was $676 million as of December 31, 2014 (Note 11). The Company’s maximum exposure to loss is equal to the carrying amount of its beneficial interest in the VIE of $74 million as of December 31, 2014.

OTHER

Other consists primarily of limited partnerships (the Funds) which invest in private equity investments. Prior to June 30, 2013, the Company consolidated the Funds as the primary beneficiary since it held a controlling financial interest in the Funds. As of June 30, 2013, the Company determined itself not to be the primary beneficiary since it no longer held a controlling financial interest in the Funds. As such, the Funds were no longer included in the consolidated financial statements on a prospective basis. No gain or loss was recognized on the deconsolidation of the Funds as the underlying assets were carried at fair value. After the deconsolidation the Company’s investment in the Funds is accounted for under the equity method and reported in other investments. The Company has not guaranteed the performance, liquidity, or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interests. As of December 31, 2014 and 2013, the maximum exposure to loss for the retained interest was $65 million and $61 million, respectively, and the Company’s unfunded commitment to the Funds was $53 million and $63 million, respectively. In addition, as of December 31, 2014, the Company had an unfunded commitment related to another investment of $11 million.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity, or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their most significant financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities and limited partnerships for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The limited partnership investments include private equity funds and real estate funds which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. The Company’s maximum exposure to loss is limited to the amount of its carrying value. See Note 6 for the carrying amount and estimated fair value of the structured security investments. The Company’s carrying value of limited partnerships was $727 million and $796 million as of December 31, 2014 and 2013, respectively. The Company’s unfunded commitment to the limited partnerships was $362 million and $333 million as of December 31, 2014 and 2013, respectively.

5.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Balance, January 1	$4,214	$4,329	$4,264

Additions:

Capitalized during the year	608	621	486

Amortization:

Allocated to commission expenses	15	(955)	(261)

Allocated to operating expenses	(1)	(18)	(26)

Total amortization	14	(973)	(287)

Allocated to OCI	(94)	237	(134)

Balance, December 31	$4,742	$4,214	$4,329

During the years ended December 31, 2014, 2013 and 2012, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in decreases in DAC amortization expense of $39 million, $43 million and $42 million for the years ended December 31, 2014, 2013 and 2012, respectively. The revised EGPs also resulted in decreased URR amortization of $128 million, $6 million and $25 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The capitalized sales inducement balance included in the DAC asset was $667 million and $597 million as of December 31, 2014 and 2013, respectively.

6.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2014:

U.S. Government	$47	$9		$56

Obligations of states and political subdivisions	853	164		1,017

Foreign governments	591	70	$2	659

Corporate securities	27,275	2,592	148	29,719

RMBS	2,597	150	43	2,704

CMBS	626	32	1	657

Collateralized debt obligations	54	16		70

Other asset-backed securities	717	64	1	780

Total fixed maturity securities	$32,760	$3,097	$195	$35,662

Perpetual preferred securities	$127	$7	$9	$125

Other equity securities	1	5		6

Total equity securities	$128	$12	$9	$131

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2013:

U.S. Government	$79	$5	$1	$83

Obligations of states and political subdivisions	854	63	18	899

Foreign governments	672	48	12	708

Corporate securities	24,603	1,692	425	25,870

RMBS	3,311	166	72	3,405

CMBS	733	20	18	735

Collateralized debt obligations	68	15		83

Other asset-backed securities	624	61	2	683

Total fixed maturity securities	$30,944	$2,070	$548	$32,466

Perpetual preferred securities	$130	$17	$15	$132

Other equity securities		5		5

Total equity securities	$130	$22	$15	$137

The Company has investments in perpetual preferred securities that are issued primarily by European financial institutions. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $241 million and $242 million, respectively, as of December 31, 2014. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $114 million and $117 million, respectively, that are held in fixed maturity securities available for sale and included in the tables above in corporate securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2014, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)

Due in one year or less	$910	$30	$1	$939

Due after one year through five years	6,192	584	29	6,747

Due after five years through ten years	12,280	676	87	12,869

Due after ten years	9,384	1,545	33	10,896

	28,766	2,835	150	31,451
Mortgage-backed and asset-backed securities	3,994	262	45	4,211

Total fixed maturity securities	$32,760	$3,097	$195	$35,662

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2014:
Foreign governments	3	$18	$2
Corporate securities	412	3,493	148
RMBS	80	630	43
CMBS	10	91	1
Other asset-backed securities	12	60	1

Total fixed maturity securities	517	4,292	195

Perpetual preferred securities	4	36	9
Other investments	2	14	1

Total other investments	6	50	10

Total	523	$4,342	$205

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

	(In Millions)				(In Millions)
December 31, 2014:

Foreign governments				3	$18	$2

Corporate securities	229	$1,512	$55	183	1,981	93

RMBS	26	193	3	54	437	40

CMBS				10	91	1

Other asset-backed securities				12	60	1

Total fixed maturity securities	255	1,705	58	262	2,587	137

Perpetual preferred securities				4	36	9

Other investments	2	14	1

Total other investments	2	14	1	4	36	9

Total	257	$1,719	$59	266	$2,623	$146

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2013:
U.S. Government	2	$31	$1
Obligations of states and political subdivisions	14	184	18
Foreign governments	20	171	12
Corporate securities	733	7,308	425
RMBS	141	1,109	72
CMBS	29	405	18
Other asset-backed securities	23	122	2

Total fixed maturity securities	962	9,330	548

Perpetual preferred securities	5	39	15
Other investments	5	11	1

Total other investments	10	50	16

Total	972	$9,380	$564

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2013:

U.S. Government	2	$31	$1

Obligations of states and political subdivisions	13	158	13	1	$26	$5

Foreign governments	19	147	11	1	24	1

Corporate securities	656	6,567	343	77	741	82

RMBS	72	462	8	69	647	64

CMBS	25	377	15	4	28	3

Other asset-backed securities	23	122	2

Total fixed maturity securities	810	7,864	393	152	1,466	155

Perpetual preferred securities				5	39	15

Other investments				5	11	1

Total other investments	-	-	-	10	50	16

Total	810	$7,864	$393	162	$1,516	$171

The Company has evaluated fixed maturity securities available for sale and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2014.

	Net Carrying Amount		Rating as % of	Vintage Breakdown
Rating		Estimated Fair Value	Net Carrying Amount	2004 and Prior	2005	2006	2007	2008 and Thereafter

	($ In Millions)

Prime RMBS:
AAA	$50	$50	4%					4%
AA	11	11	1%	1%
A	35	36	2%	2%
BAA	140	148	10%	8%	2%
BA and below	1,143	1,166	83%	16%	38%	24%	5%

Total	$1,379	$1,411	100%	27%	40%	24%	5%	4%

Alt-A RMBS:
AAA	$2	$2	1%	1%
AA	28	29	6%	5%	1%
A	2	2	1%		1%
BAA	52	55	12%	7%	5%
BA and below	351	333	80%	13%	15%	22%	30%

Total	$435	$421	100%	26%	22%	22%	30%	0%

Sub-prime RMBS:
AAA	$14	$14	7%	7%
BAA	23	23	11%	11%
BA and below	171	169	82%	72%	9%	1%

Total	$208	$206	100%	90%	9%	1%	0%	0%

CMBS:
AAA	$89	$94	14%	3%				11%
AA	158	172	25%	8%				17%
A	232	238	37%					37%
BA and below	147	153	24%					24%

Total	$626	$657	100%	11%	0%	0%	0%	89%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2014, no assets are pledged as collateral. As of December 31, 2014, the Company holds FHLB of Topeka stock with an estimated fair value of $1 million and is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2014, no assets are pledged as collateral. As of December 31, 2014, PL&A holds FHLB of San Francisco stock with an estimated fair value of $5 million and is recorded in other investments.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Fixed maturity securities	$1,629	$1,550	$1,506

Equity securities	5	27	12

Mortgage loans	451	434	437

Real estate	102	120	129

Policy loans	202	201	204

Partnerships and joint ventures	165	137	164

Other	21	10	11

Gross investment income	2,575	2,479	2,463

Investment expense	167	189	182

Net investment income	$2,408	$2,290	$2,281

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Fixed maturity securities:

Gross gains on sales	$47	$70	$161

Gross losses on sales	(14)	(7)	(8)

Total fixed maturity securities	33	63	153

Equity securities:

Gross gains on sales	7	34	12

Gross losses on sales			(4)

Total equity securities	7	34	8

FVO securities and trading securities	69	2	12

Real estate	(1)	77	147

Variable annuity GLB embedded derivatives	(706)	1,144	119

Variable annuity GLB policy fees	199	195	229

Variable annuity derivatives - total return swaps	(96)	(469)	(588)

Variable annuity derivatives - futures	(96)	(43)

Fixed indexed annuity embedded derivatives	(27)	(13)	(16)

Fixed indexed annuity derivatives - futures	21

Equity put options	(32)	(359)	(427)

Synthetic GIC policy fees	44	42	42

Foreign currency and interest rate swaps	26	(96)	81

Forward starting interest rate swaps			(79)

Indexed universal life embedded derivatives	(136)	(153)	(21)

Indexed universal life derivatives - call options	126	154	31

Other	(28)	8	(40)

Total	($597)	$586	($349)

The tables below summarize the OTTI by investment type:

	Recognized in Earnings	Included in OCI	Total

Year ended December 31, 2014:	(In Millions)

Corporate securities (1)	$2		$2

RMBS	5	$4	9

Perpetual preferred securities	2		2

OTTI - fixed maturity and equity securities	9	4	13

Mortgage loans	14		14

Real estate	1		1

Total OTTI	$24	$4	$28

Year ended December 31, 2013:

Corporate securities	$11		$11

RMBS	7	$6	13

OTTI - fixed maturity securities	18	6	24

Real estate	9		9

Total OTTI	$27	$6	$33

Year ended December 31, 2012:

Corporate securities	$7		$7

RMBS	35	$53	88

Equity securities	13		13

OTTI - fixed maturity and equity securities	55	53	108

Mortgage loans	8		8

Total OTTI	$63	$53	$116

(1) Represents OTTI recorded in earnings on perpetual preferred securities carried in trusts.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,

	2014	2013

	(In Millions)

Cumulative credit loss, January 1	$217	$240

Additions for credit impairments recognized on:

Securities previously other than temporarily impaired	4	5

Securities not previously other than temporarily impaired	1	2

Total additions	5	7

Reductions for credit impairments previously recognized on:

Securities due to an increase in expected cash flows and time value of cash flows	(5)	(5)

Securities sold	(29)	(25)

Total subtractions	(34)	(30)

Cumulative credit loss, December 31	$188	$217

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI Investments	Non-OTTI Investments	Total

	(In Millions)
December 31, 2014:

Foreign governments		$2	$2

Corporate securities		148	148

RMBS	$34	9	43

CMBS		1	1

Other asset-backed securities		1	1

Total fixed maturity securities	$34	$161	$195

Perpetual preferred securities		$9	$9

Total equity securities	-	$9	$9

December 31, 2013:

U.S. Government		$1	$1

Obligations of states and political subdivisions		18	18

Foreign governments		12	12

Corporate securities		425	425

RMBS	$53	19	72

CMBS		18	18

Other asset-backed securities		2	2

Total fixed maturity securities	$53	$495	$548

Perpetual preferred securities		$15	$15

Total equity securities	-	$15	$15

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Available for sale securities:

Fixed maturity	$1,380	($1,897)	$1,434

Equity	(4)	11	52

Total available for sale securities	$1,376	($1,886)	$1,486

Trading securities, included in other investments, totaled $224 million and $188 million as of December 31, 2014 and 2013, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2014 and 2013 were $14 million and $13 million, respectively. Net unrealized gains recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $1 million, $2 million and $6 million as of December 31, 2014, 2013 and 2012, respectively.

The change in estimated fair value of FVO securities is recorded in net realized investment gain (loss) and was $66 million for the year ended December 31, 2014. Interest income earned from FVO securities is recorded in net investment income and was $8 million for the year ended December 31, 2014.

As of December 31, 2014 and 2013, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $9,327 million and $8,454 million as of December 31, 2014 and 2013, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2014, $1,692 million, $1,575 million, $1,367 million, $1,133 million and $1,092 million were located in New York, California, Washington, District of Columbia, and Texas, respectively. Included in the December 31, 2014 amount for New York is $750 million consolidated from the CMBS VIE (Note 4). As of December 31, 2014, $351 million and $209 million were located in Canada and the United Kingdom (UK), respectively. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2014 or 2013. As of December 31, 2014, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern and Level 3 Significant Credit Concern. Loans in No Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief. Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and /or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. See Note 12.

As of December 31, 2014, there were six loans with a book value of $62 million that were considered impaired. As the estimated fair value of the collateral on three of these loans was lower than their carrying amount, an impairment loss of $18 million was recorded. No impairment loss was recorded on the other three loans since the estimated fair value of the collateral was higher than their carrying amount. Separately, one loan totaling $40 million was returned to the Company through a deed in lieu of foreclosure process and became a real estate property investment.

As of December 31, 2013, there were two loans with a book value of $6 million that were considered impaired. As the estimated fair value of the collateral on these loans was higher than their carrying amount, no impairment loss was recorded.

The following tables set forth mortgage loan credit levels as of December 31, 2014 and 2013 ($ In Millions):

	December 31, 2014
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$573	1.67	$164	1.07	$46	0.95			$783	1.50

Golf course	11	2.45	158	1.03	19	1.41	$1	1.04	189	1.15

Hotel/Lodging	905	1.96							905	1.96

Industrial							18	0.95	18	0.95

Mobile home park	117	2.29							117	2.29

Office	3,869	2.09					25	0.05	3,894	2.08

Office - VIE	750	3.11							750	3.11

Resort	479	3.24							479	3.24

Retail	1,168	1.89							1,168	1.89

Construction	1,024								1,024
Total mortgage loans	$8,896	2.19	$322	1.05	$65	1.08	$44	0.44	$9,327	2.12

	December 31, 2013
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$530	1.51	$230	1.24	$86	0.81			$846	1.37

Golf course	152	1.46	61	0.95	3	1.32			216	1.31

Hotel/Lodging	694	1.81							694	1.81

Industrial	95	2.01	21	0.81					116	1.79

Mobile home park	103	2.17							103	2.17

Office	3,913	2.04	77	1.12	37	(0.14)			4,027	2.00

Resort	786	2.72							786	2.72

Retail	992	2.10							992	2.10

Construction	674								674
Total mortgage loans	$7,939	2.05	$389	1.15	$126	0.55			$8,454	1.98

Real estate investments totaled $329 million and $227 million as of December 31, 2014 and 2013, respectively. As of December 31, 2014, there were four properties with a book value prior to measurement of $10 million that were considered impaired and an impairment loss of $1 million was recognized as the fair value of these properties was lower than their carrying value. As of December 31, 2013, there were four properties with a book value prior to measurement of $20 million that were considered impaired and an impairment loss of $9 million was recognized as the fair value of these properties was lower than their carrying value. See Note 12. The Company had no real estate investment impairments during the year ended December 31, 2012.

7.	AIRCRAFT, NET

Aircraft, net, consisted of the following:

	December 31,

	2014	2013
	(In Millions)

Aircraft	$8,453	$6,857

Aircraft consolidated from VIEs	1,307	2,227
	9,760	9,084
Accumulated depreciation	1,943	1,788
Aircraft, net	$7,817	$7,296

Included in the table below are six aircraft ACG has subleased to airlines with lease maturity dates of 2021 through 2024. The revenue related to these aircraft, included in aircraft leasing revenue, was $27 million, $22 million and $15 million for the years ended December 31, 2014, 2013 and 2012, respectively. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of 2023 through 2025. See Note 18 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.

As of December 31, 2014, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of leases are as follows (In Millions):

	2015	2016	2017	2018	2019	Thereafter
Domestic	$116	$112	$100	$92	$90	$350

Foreign	653	596	530	467	380	947

Total leases	$769	$708	$630	$559	$470	$1,297

As of December 31, 2014 and 2013, aircraft with a carrying amount of $3,462 million and $4,103 million, respectively, were assigned as collateral to debt (Notes 4 and 11).

During the years ended December 31, 2014, 2013 and 2012, ACG recognized aircraft impairments of $37 million, $28 million and $16 million, respectively, which are included in operating and other expenses. See Note 12.

The Company had nine and five aircraft not subject to a signed lease or sales commitment in the portfolio as of December 31, 2014 and 2013, respectively.

During the years ended December 31, 2014, 2013 and 2012, ACG recognized pre-tax gains on the sale of aircraft of $8 million, $7 million and $12 million, respectively, which are included in other income. Aircraft held for sale totaled $65 million and $94 million as of December 31, 2014 and 2013, respectively, and are included in aircraft, net.

See Note 18 for future aircraft purchase commitments.

8.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, futures and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statements of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative. The Company also reinsures certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) and the EAFE (Europe, Australia, Asia, and Far East) Index and exchange-traded equity futures to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the return of the S&P 500 and EAFE indices in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market value of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers a fixed indexed annuity product where interest is credited to the policyholder’s account balance based on equity index changes. A policyholder may allocate the contract’s net accumulated value to one or a combination of the following: fixed return account at a guaranteed interest rate to be no less than 1% for a specified period of time, one or two year S&P 500 indexed account with caps, or one or two year global index account with caps. The indexed products contain embedded derivatives. The Company utilizes exchange-traded equity futures to economically hedge the credit paid to the policyholder on the underlying equity index.

The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of either an upfront payment or periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered embedded derivatives. The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed or floating rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company economically hedges are the Euro, British Pound, Canadian Dollar, Japanese Yen, and Singapore Dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers indexed universal life (IUL) insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account currently capped at 9% to 12%, one year global indexed account currently capped at 12%, two year S&P 500 indexed account currently capped at 32%, or five year S&P 500 indexed account. The indexed products contain embedded derivatives.

The Company utilizes call options (IUL derivatives) to hedge the credit paid to the policy on the underlying index for its IUL insurance products. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts are net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements are recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as a hedge:

	Notional Amount
	December 31,

	2014	2013

	(In Millions)

Variable annuity GLB embedded derivatives	$33,717	$35,920

Variable annuity derivatives - total return swaps	1,445	1,471

Variable annuity derivatives - futures	758	416

Variable annuity derivatives - interest rate swaps	135	132

Fixed indexed annuity embedded derivatives	1,622	1,071

Fixed indexed annuity derivatives - futures	152

Equity put options		2,889

Synthetic GICs	21,587	21,698

Foreign currency and interest rate swaps	2,721	3,254

IUL embedded derivatives	2,421	1,675

IUL derivatives	2,519	1,617

Other	345	330

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. Notional amounts for variable annuity GLB embedded derivatives represent deposits into variable annuity contracts covered by embedded derivative riders as a measurement of volume. 13.1% and 13.0% of these notional amounts are reinsured by third-party reinsurers as of December 31, 2014 and 2013, respectively. 4.1% of these notional amounts are reinsured by an affiliated reinsurer as of December 31, 2014 and 2013.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as a hedge. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $288 million, $554 million and $680 million for the years ended December 31, 2014, 2013 and 2012, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)

	Recognized in

	Income on Derivatives
	Years Ended December 31,

	2014	2013	2012
	(In Millions)

Variable annuity derivatives - total return swaps	$27	($96)	($96)

Equity put options	(23)	(259)	(319)

Foreign currency and interest rate swaps	1	(75)	(45)

Forward starting interest rate swaps			(79)

IUL derivatives	206	208	74

Other		2	38

Embedded derivatives:

Variable annuity GLB embedded derivatives	(706)	1,144	119

Fixed indexed annuity embedded derivatives	(27)	(13)	(16)

IUL embedded derivatives	(136)	(153)	(21)

Other	(2)	(2)	(5)
Total	($660)	$756	($350)

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and in benchmark interest rates. These cash flows include those associated with existing assets and liabilities. The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions did not exceed 7 years.

The Company had outstanding foreign currency and interest rate swaps designated as cash flow hedges with notional amounts of $453 million and $818 million as of December 31, 2014 and 2013, respectively. The Company had gains recognized in OCI for changes in estimated fair value of foreign currency and interest rate swaps designated as cash flow hedges of $18 million, $42 million and $27 million for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts do not include the periodic net settlements of the derivatives. For the years ended December 31, 2014, 2013 and 2012, all of the hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

Hedge ineffectiveness related to cash flow hedges was $1 million, zero and zero for the years ended December 31, 2014, 2013, and 2012, respectively.

Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero, zero and ($4) million for the years ended December 31, 2014, 2013 and 2012, respectively. Over the next twelve months, the Company anticipates that $8 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company had no fair value hedges as of December 31, 2014 and 2013.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral. The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Asset Derivatives			Liability Derivatives

	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,

	2014	2013		2014	2013
	(In Millions)			(In Millions)

Derivatives designated as hedging instruments:

Foreign currency and interest rate swaps	$3		(1)	$22	$39	(5)
Total derivatives designated as hedging instruments	3	-		22	39

Derivatives not designated as hedging instruments:

Variable annuity derivatives - total return swaps	3		(1)	8	5	(1)
	3		(5)	4	42	(5)
Variable annuity derivatives - interest rate swaps	2		(1)	3	9	(1)
					8	(5)
Equity put options					20	(1)
					83	(5)
Foreign currency and interest rate swaps	34	$30	(1)	20	27	(1)
	32	58	(5)	133	182	(5)
IUL derivatives	146	67	(1)
	48	94	(5)
Other		1	(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	204		(2)	1,274	355	(3)
					4	(2)
					5	(5)
Fixed indexed annuity embedded derivatives				110	61	(4)
IUL embedded derivatives				278	220	(4)
Other				3		(4)
				4	2	(5)
Total derivatives not designated as hedging instruments	472	250		1,837	1,023

Total derivatives	$475	$250		$1,859	$1,062

Location on the consolidated statements of financial condition:

(1) Other investments (2) Other assets (3) Future policy benefits (4) Policyholder account balances (5) Other liabilities

Cash collateral received from counterparties was $132 million and $47 million as of December 31, 2014 and 2013, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $61 million and $107 million as of December 31, 2014 and 2013, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

As of December 31, 2014 and 2013, the Company had also accepted collateral, consisting of various securities, with an estimated fair value of $24 million and $12 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2014 and 2013, none of the collateral had been repledged. As of December 31, 2014 and 2013, the Company provided collateral in the form of various securities with an estimated fair value of $5 million, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities reported in the consolidated statements of financial condition (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals. Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. Gross amounts not offset include asset collateral received or pledged limited to the gross estimated fair value of recognized derivative assets and liabilities.

	Gross Amounts of Recognized Assets/Liabilities (1)	Gross Amounts Offset (2)	Net Amounts	Gross Amounts Not Offset - Asset Collateral	Net Amounts
	(In Millions)

December 31, 2014:

Derivative assets	$233	($191)	$42	($23)	$19

Derivative liabilities	202	(89)	113		113

December 31, 2013:

Derivative assets	$235	($215)	$20	($12)	$8

Derivative liabilities	430	(268)	162		162

(1)	As of December 31, 2014 and 2013, derivative assets include expense accruals of $38 million and $14 million, respectively, and derivative liabilities include expense accruals of $12 million and $15 million, respectively.
(2)	As of December 31, 2014 and 2013, the Company received excess cash collateral of $4 million and $5 million, respectively, which is not included in the table and provided no excess cash collateral.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives. The Company attempts to manage credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

For OTC derivative transactions, the Company enters into legally enforceable master agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master agreements also specify collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

The Company’s credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any. The Company’s credit exposure for OTC derivatives as of December 31, 2014 was $19 million. The maximum exposure to any single counterparty was $9 million at December 31, 2014. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that were in a liability position on December 31, 2014, was $80 million for which the Company has posted collateral of $26 million. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2014, the Company would have been required to post an additional $22 million of collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2014, the Company’s financial strength ratings were above the specified level.

9.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,

	2014	2013
	(In Millions)

UL	$24,920	$23,424

Annuity and deposit liabilities	13,420	11,921

Funding agreements	714	906

GICs	115	500
Total	$39,169	$36,751

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,

	2014	2013
	(In Millions)

Annuity reserves	$7,725	$6,671

Policy benefits payable	2,206	1,690

Variable annuity GLB embedded derivatives	1,274	355

Life insurance	833	705

URR	818	615

Closed Block liabilities	266	283

Other	78	125
Total	$13,200	$10,444

10.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 8.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,

	2014	2013
	($ In Millions)

Return of net deposits

Separate account value	$53,187	$53,620

Net amount at risk (1)	581	529

Average attained age of contract holders	65 years	64 years

Anniversary contract value

Separate account value	$15,206	$15,895

Net amount at risk (1)	536	487

Average attained age of contract holders	66 years	66 years

Minimum return

Separate account value	$995	$1,059

Net amount at risk (1)	406	389

Average attained age of contract holders	70 years	69 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,

	2014	2013	2014	2013

	GMIB		GMWBL
	($ In Millions)		($ In Millions)

Separate account value	$2,027	$2,262	$5,220	$4,364

Average attained age of contract holders	61 years	60 years	65 years	64 years

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,

	2014	2013	2014	2013	2014	2013

	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)

Balance, beginning of year			$18	$46	$11	$5

Changes in reserves	$15	$13	10	(25)	10	6

Benefits paid	(10)	(13)	(3)	(3)

Balance, end of year	$5	$-	$25	$18	$21	$11

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,

	2014	2013

	(In Millions)

Asset type

Equity	$32,496	$31,742

Bonds	17,143	17,990

Money market	259	281

Other	3,495	3,753

Total separate account value	$53,393	$53,766

11.	DEBT

Debt consists of the following:

	December 31,

	2014	2013

	(In Millions)

Short-term debt:

Credit facility recourse only to ACG	$266	$20

Other VIE debt (Note 4)	2

Total short-term debt	$268	$20

Long-term debt:

Surplus notes	$1,771	$1,771

Deferred gains from derivative hedging activities	277	287

Non-recourse long-term debt:

Debt recourse only to ACG	4,525	4,665

ACG non-recourse debt	307	333

Other non-recourse debt	106	91

ACG VIE debt (Note 4)	401	659

CMBS VIE debt (Note 4)	676

Total long-term debt	$8,063	$7,806

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2014 and 2013. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in October 2019 that will serve as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of December 31, 2014 and 2013. As of and during the year ended December 31, 2014, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2014 and 2013.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations. The Company had estimated available eligible collateral of $1.3 billion as of December 31, 2014. Interest is at variable or fixed rates. The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2014 and 2013.

PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations. PL&A had estimated available eligible collateral of $55 million as of December 31, 2014. Interest is at variable or fixed rates. PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2014 and 2013.

As of December 31, 2014, ACG has revolving credit agreements with banks for a $1,105 million borrowing capacity. Interest on these loans is at variable rates, payable monthly and was 1.9% as of December 31, 2014 and 2013. The facilities expire in October 2018. There was $266 million and $20 million outstanding in connection with these revolving credit agreements as of December 31, 2014 and 2013, respectively. These credit agreements are recourse only to ACG.

LONG-TERM DEBT

On January 22, 2013, Pacific Life, with the approval of the NE DOI, exercised its early redemption right for its 9.25% surplus notes and repurchased and retired $323 million, of the original $1 billion outstanding. The partial retirement of the 9.25% surplus notes was accounted for as an extinguishment of debt and the related amortization of deferred gains (see below) of $112 million and the premium paid of $155 million were recognized in interest expense during the year ended December 31, 2013. As of December 31, 2014 and 2013, Pacific Life had $677 million of surplus notes outstanding at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the NE DOI for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the NE DOI. Pacific Life had entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes. In 2011, the interest rate swaps were terminated and deferred gains of $364 million as of the termination date were recorded as an increase to the carrying amount of these surplus notes and are being amortized as a reduction to interest expense over the remaining life of these surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 6.4%. Total unamortized deferred gains were $234 million and $239 million as of December 31, 2014 and 2013, respectively.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the NE DOI. Pacific Life had entered into interest rate swaps converting these surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. In 2011, the interest rate swaps were terminated and deferred gains of $56 million as of the termination date were recorded as an increase to the carrying amount of these surplus notes and are being amortized over the remaining life of these surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 4.0%. Total unamortized deferred gains were $43 million and $48 million as of December 31, 2014 and 2013, respectively.

The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI. The internal surplus note matures on February 5, 2020.

In January 2013, the NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million with net cash proceeds of $494 million. The original issue discount of $6 million is being amortized over the life of this surplus note. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI. The internal surplus note matures on January 25, 2043.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.5% to 4.1% as of December 31, 2014 and 0.5% to 4.2% as of December 31, 2013. As of December 31, 2014, $1,512 million was outstanding on these loans with maturities ranging from 2016 to 2024. As of December 31, 2013, $1,682 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 1.2% to 7.2% as of December 31, 2014 and 2.0% to 7.2% as of December 31, 2013. As of December 31, 2014, $3,013 million was outstanding on these notes and loans with maturities ranging from 2015 to 2023. As of December 31, 2013, $2,983 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

ACG has a secured facility to finance aircraft. Interest on this facility accrues at variable rates, is payable monthly and was 3.6% as of December 31, 2014 and 2013. As of December 31, 2014, $307 million was outstanding on this facility that matures in 2017. As of December 31, 2013, $333 million was outstanding on this facility. This facility is non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2014 and 2013. Variable rates were 2.4% as of December 31, 2014 and 2013. As of December 31, 2014, there was $106 million outstanding on these loans with maturities ranging from 2015 to 2019. As of December 31, 2013, there was $91 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	ACG	Other

	Surplus	Recourse	Non-recourse	Non-recourse

	Notes	Only to ACG	Debt	Debt	Total
Years Ending December 31:	(In Millions)

2015		$400	$138	$25	$563

2016		822	101	21	944

2017		574	68	26	668

2018		777		1	778

2019		170		33	203

Thereafter	$1,771	2,048			3,819

Total	$1,771	$4,791	$307	$106	$6,975

The table above excludes VIE debt and deferred gains from derivative hedging activities.

12.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2014 and 2013.

				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)

December 31, 2014:

Assets:

U.S. Government		$56				$56

Obligations of states and political subdivisions		988	$29			1,017

Foreign governments		603	56			659

Corporate securities		27,903	1,816			29,719

RMBS		2,690	14			2,704

CMBS		653	4			657

Collateralized debt obligations			70			70

Other asset-backed securities		492	288			780

Total fixed maturity securities	-	33,385	2,277	-	-	35,662

Perpetual preferred securities		125				125

Other equity securities	$2		4			6

Total equity securities	2	125	4	-	-	131

FVO securities		563				563

Trading securities	74	145	5			224

Other investments	2	158	30			190

Derivatives:

Foreign currency and interest rate swaps		71		$71	($55)	16

Equity derivatives			200	200	(59)	141

Embedded derivatives			204	204		204

Total derivatives	-	71	404	475	(114)	361

Separate account assets (2)	60,254	112	208			60,574

Total	$60,332	$34,559	$2,928	$475	($114)	$97,705

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$178		$178	($55)	$123

Equity derivatives			$12	12	(59)	(47)

Embedded derivatives			1,669	1,669		1,669

Total	-	$178	$1,681	$1,859	($114)	$1,745

				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)

December 31, 2013:

Assets:

U.S. Government		$83				$83

Obligations of states and political subdivisions		852	$47			899

Foreign governments		631	77			708

Corporate securities		24,221	1,649			25,870

RMBS		3,312	93			3,405

CMBS		725	10			735

Collateralized debt obligations			83			83

Other asset-backed securities		369	314			683

Total fixed maturity securities	-	30,193	2,273	-	-	32,466

Perpetual preferred securities		132				132

Other equity securities			5			5

Total equity securities	-	132	5	-	-	137

Trading securities	$74	111	3			188

Other investments	2	28	12			42

Derivatives:

Foreign currency and interest rate swaps		88		$88	($94)	(6)

Equity derivatives			161	161	(119)	42

Embedded derivatives					(4)	(4)

Other		1		1	(1)	-

Total derivatives	-	89	161	250	(218)	32

Separate account assets (2)	60,542	107	174			60,823

Total	$60,618	$30,660	$2,628	$250	($218)	$93,688

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$265		$265	($94)	$171

Equity derivatives			$150	150	(119)	31

Embedded derivatives			647	647	(4)	643

Other				-	(1)	(1)

Total	-	$265	$797	$1,062	($218)	$844

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.
(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY, FVO AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale, FVO and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally-developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair value. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets. Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity, FVO and trading securities.

Hedge funds and investments in limited partnerships held by sponsored investment funds, for which estimated fair value is not readily determinable are also included in other investments. The fair values have been estimated using the net asset values obtained from the fund managers. Level 2 assets include hedge funds that can be fully redeemed at net asset value at the determination date with a notice period of 90 days or less. Level 3 assets include hedge funds which will never have the ability to redeem at the net asset value of the investment or may be redeemable at a future date due to a restriction. Also included in Level 3 are the investments in limited partnerships due to an inability to voluntarily redeem such interests in the near term at net asset value per share.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps, equity options, and credit default swaps and baskets. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Excluding embedded derivatives, as of December 31, 2014, 99% of OTC derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2014.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options, total return swaps, and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance, reinsurance and synthetic GIC contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities. The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

Level 3 assets are primarily hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. Unfunded commitments are zero as of December 31, 2014.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers

	January 1,	Included in	Included in	In to	Out of				December 31,

	2014	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2014
	(In Millions)

Obligations of states and political subdivisions	$47		$4		($21)			($1)	$29

Foreign governments	77		4	$1	(37)	$15		(4)	56

Corporate securities	1,649	$31	46	241	(288)	362	($61)	(164)	1,816

RMBS	93	(1)	4	15	(65)	19	(46)	(5)	14

CMBS	10				(5)			(1)	4

Collateralized debt obligations	83	4						(17)	70

Other asset-backed securities	314	3	5	3	(48)	101		(90)	288

Total fixed maturity securities	2,273	37	63	260	(464)	497	(107)	(282)	2,277

Other equity securities	5		(1)						4

Total equity securities	5	-	(1)	-	-	-	-	-	4

Trading securities	3			2	(5)	23	(18)		5

Other investments	12					26		(8)	30

Derivatives, net:

Equity derivatives (2)	11	209						(32)	188

Embedded derivatives (3)	(647)	(872)				(130)		184	(1,465)

Total derivatives	(636)	(663)	-	-	-	(130)	-	152	(1,277)

Separate account assets (4)	174	12		1		40	(19)		208

Total	$1,831	($614)	$62	$263	($469)	$456	($144)	($138)	$1,247

		Total Gains or Losses		Transfers In to Level 3 (1)	Transfers Out of Level 3 (1)
	January 1, 2013	Included in Earnings	Included in OCI			Purchases	Sales	Settlements	December 31, 2013
	(In Millions)

Obligations of states and political subdivisions	$32		($9)	$28	($4)				$47

Foreign governments	58		(5)	28				($4)	77

Corporate securities	2,213	$18	(59)	231	(708)	$252	($73)	(225)	1,649

RMBS	8		2	94	(23)	14		(2)	93

CMBS	26		(1)	7	(20)			(2)	10

Collateralized debt obligations	117	3	8					(45)	83

Other asset-backed securities	367	4	(10)	7	(70)	59		(43)	314

Total fixed maturity securities	2,821	25	(74)	395	(825)	325	(73)	(321)	2,273

Perpetual preferred securities	17	32	(5)				(44)		-

Other equity securities	4		1						5

Total equity securities	21	32	(4)	-	-	-	(44)	-	5

Trading securities	51	1			(37)	3	(1)	(14)	3

Other investments	12								12

Derivatives, net:

Equity derivatives	173	(175)						13	11

Embedded derivatives	(1,628)	970				(97)		108	(647)

Other	(23)	23							-

Total derivatives	(1,478)	818	-	-	-	(97)	-	121	(636)

Separate account assets (4)	128	10				58	(22)		174

Total	$1,555	$886	($78)	$395	($862)	$289	($140)	($214)	$1,831

(1)	Transfers in and/or out are recognized at the end of each quarter.
(2)	Excludes derivative net settlements of ($214) million in 2014 that are recorded in net realized investment gain (loss).
(3)	Excludes embedded derivative policy fees of $243 million in 2014 that are recorded in net realized investment gain (loss).
(4)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

During the year ended December 31, 2014 and 2013, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. During the years ended December 31, 2014 and 2013, the Company did not have any significant transfers between Levels 1 and 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2014:	(In Millions)

Corporate securities	$24	$9	($2)		$31

RMBS		(1)			(1)

Collateralized debt obligations	4				4

Other asset-backed securities	3				3

Total fixed maturity securities	31	8	(2)	-	37

Equity derivatives		209			209

Embedded derivatives		(872)			(872)

Total derivatives	-	(663)	-	-	(663)

Separate account assets		12			12

Total	$31	($643)	($2)	-	($614)

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2013:	(In Millions)

Corporate securities	$14	$8	($4)		$18

Collateralized debt obligations	3				3

Other asset-backed securities	4				4

Total fixed maturity securities	21	8	(4)	-	25

Perpetual preferred securities		32			32

Total equity securities	-	32	-	-	32

Trading securities		1			1

Equity derivatives		(175)			(175)

Embedded derivatives		970			970

Other				$23	23

Total derivatives	-	795	-	23	818

Separate account assets		10			10

Total	$21	$846	($4)	$23	$886

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,

	2014	2013

	(In Millions)

Other Investments	$1

Derivatives, net: (1)

Equity derivatives	154	($97)

Embedded derivatives	(830)	1,025

Total derivatives	(676)	928

Separate account assets (2)	10	9

Total	($665)	$937

(1)	Amounts are recognized in net realized investment gain (loss).
(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2014 ($ In Millions).

	Estimated Fair Value Asset (Liability)	Predominant Valuation Method	Significant Unobservable Inputs	Range (Weighted Average)
Obligations of states and political subdivisions	$29	Discounted cash flow	Spread (1)	279-303 (296)

Foreign governments	56	Discounted cash flow	Spread (1)	210-270 (247)

		Market pricing	Quoted prices (2)	111

Corporate securities	1,816	Discounted cash flow	Spread (1)	42-768 (260)

		Collateral value (3)	Collateral value	45-119 (87)

		Market pricing	Quoted prices (2)	67-112 (98)

		Cap at call price	Call price	100

RMBS	14	Discounted cash flow	Prepayment rate	15%

			Default rate	3%

			Severity	30%

			Spread (1)	275

CMBS	4	Discounted cash flow	Prepayment rate	0%

			Default rate	1%

			Severity	30%

			Spread (1)	126-520 (230)

Collateralized debt obligations	70	Market pricing	Quoted prices (2)	90

Other asset-backed securities	288	Discounted cash flow	Spread (1)	56-358 (137)

		Market pricing	Quoted prices (2)	73-117 (100)

		Cap at call price	Call price	100

Other equity securities	4	Market comparable companies	EBITDA (4) multiple	4X

Trading securities	5	Market pricing	Quoted prices (2)	101-107 (104)

Other investments	30	Redemption value (5)	Redemption value	100

		Net asset value

Equity derivatives	188	Option pricing model	Equity volatility	17% - 58% (21%)

Embedded derivatives (6)	(1,465)	Option pricing techniques	Equity volatility	17% - 58%

			Mortality:

			Ages 0-40	0.01% - 0.07%

			Ages 41-60	0.06% - 0.49%

			Ages 61-120	0.40% - 100%

			Mortality improvement	0% - 1.50%

			Withdrawal utilization	0% - 80%

			Lapse rates	0.35% - 100%

			Credit standing adjustment	0.44% - 1.41%

Separate account assets	208	Net asset value

Total	$1,247

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.
(2)	Independent third-party quotations and broker quotations were used in the determination of estimated fair value.
(3)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.
(4)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
(5)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.
(6)	This liability consists of embedded derivatives from variable annuity GLBs, fixed indexed annuity products and IUL insurance products. Since the valuation methodology for the embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment

	(In Millions)

Mortgage loans	$62	$44	($18)

Real estate investments	10	9	(1)	$20	$11	($9)

Aircraft	203	166	(37)	226	198	(28)

MORTGAGE LOANS

The impairment loss (gross of reinsurance of $4 million) related to three loans that are still held as mortgage loans as of December 31, 2014. The estimated fair value after measurement was based on the underlying real estate collateral net of estimated costs to sell. These loans were classified as Level 3 assets.

REAL ESTATE INVESTMENTS

The impairment loss related to four real estate investments as of December 31, 2014 and 2013. The investments are classified as Level 3 assets.

AIRCRAFT

ACG evaluates carrying values of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. ACG records impairments to recognize a loss in the value of aircraft when management believes that, based on future undiscounted estimated cash flows, the recoverability of ACG’s investment in an aircraft has been impaired. The fair value is based on the present value of the future cash flows, which can include contractual lease payments, projected future lease payments, and projected sales prices, as well as disposition value. The disposition value reflects an aircraft’s estimated residual value or estimated sales price. The cash flows are based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2014 and 2013. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2014		December 31, 2013

	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In Millions)

Assets:

Mortgage loans	$9,327	$10,031	$8,454	$8,796

Policy loans	7,234	7,234	7,155	7,155

Other investments	199	238	195	227

Cash and cash equivalents	3,220	3,220	2,000	2,000

Restricted cash	266	266	314	314

Liabilities:

Funding agreements and GICs	829	881	1,406	1,467

Annuity and deposit liabilities	13,420	13,420	11,921	11,921

Short-term debt	268	268	20	20

Long-term debt	8,063	8,643	7,806	8,128

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2014 and 2013:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the net asset value of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

13.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity. The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized Gain (Loss) on Securities Available for Sale, Net (1)		Unrealized Gain (Loss) on Derivatives	Other, Net	Total Accumulated Other Comprehensive Income (Loss)

	(In Millions)

Balance, January 1, 2012	$1,016		$2	($14)	$1,004

Change in OCI before reclassifications	1,049	(2)	25	1	1,075

Income tax expense	(366)		(10)		(376)

Amounts reclassified from AOCI	(106)		21		(85)

Income tax expense (benefit)	37		(7)		30

Balance, December 31, 2012	1,630		31	(13)	1,648

Change in OCI before reclassifications	(1,200	) (3)	42	6	(1,152)

Income tax (expense) benefit	419		(15)		404

Amounts reclassified from AOCI	(79)		14		(65)

Income tax expense (benefit)	28		(5)		23

Balance, December 31, 2013	798		67	(7)	858

Change in OCI before reclassifications	790	(4)	18	(7)	801

Income tax (expense) benefit	(276)		(7)	2	(281)

Amounts reclassified from AOCI	(31)		6		(25)

Income tax expense (benefit)	11		(2)		9

Balance, December 31, 2014	$1,292		$82	($12)	$1,362

(1)	See Note 5 and Note 9 for information related to DAC and future policy benefits.
(2)	Includes allocation of holding loss from DAC and URR of ($134) million and ($409) million, respectively, for the year ended December 31, 2012.
(3)	Includes allocation of holding gain from DAC and URR of $237 million and $370 million, respectively, for the year ended December 31, 2013.
(4)	Includes allocation of holding loss from DAC and URR of ($94) million and ($523) million, respectively, for the year ended December 31, 2014.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations. Amounts are shown gross of tax.

	Years Ended December 31,

Reclassification adjustments:	2014		2013		2012

	(In Millions)
Unrealized (gain) loss on securities available for sale, net:

Sale of securities available for sale	($40)	(1)	($97)	(1)	($161)	(1)

OTTI recognized on securities available for sale	9	(2)	18	(2)	55	(2)

Total unrealized gain on securities available for sale, net	(31)		(79)		(106)

Unrealized (gain) loss on derivatives:

Foreign currency and interest rate swaps	3	(1)
	(3)	(3)	(2)	(3)	(4)	(3)
	6	(4)	16	(4)	25	(4)

Total unrealized loss on derivatives	6		14		21

Total amounts reclassified from AOCI	($25)		($65)		($85)

Location on the consolidated statements of operations:

(1) Net realized investment gain (loss) (2) OTTI (3) Net investment income (4) Interest credited to policyholder account balances

14.	REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. Reinsurance receivables, included in other assets, were $848 million and $417 million as of December 31, 2014 and 2013, respectively. Reinsurance payables, included in other liabilities, were $208 million and $175 million as of December 31, 2014 and 2013, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Direct premiums	$1,035	$1,098	$1,255

Reinsurance assumed (1)	787	540	561

Reinsurance ceded	(377)	(356)	(328)

Insurance premiums	$1,445	$1,282	$1,488

(1)	Included are $77 million, $25 million and $23 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2014, 2013 and 2012, respectively. PLR is incorporated in the UK and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia.

15.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Current	$47	$13	$3

Deferred	55	118	(70)

Provision (benefit) for income taxes	$102	$131	($67)

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes reflected in the consolidated financial statements is as follows:

	Years Ended December 31,

	2014	2013	2012

	(In Millions)

Provision for income taxes at the statutory rate	$218	$281	$155

Separate account dividends received deduction	(82)	(89)	(98)

Nonrecurring deferred tax liability basis adjustment			(58)

Singapore Transfer	(22)	(34)	(23)

LIHTC and foreign tax credits	(15)	(16)	(16)

Other	3	(11)	(27)

Provision (benefit) for income taxes	$102	$131	($67)

The nonrecurring deferred tax liability basis adjustment is a noncash tax benefit relating to aircraft depreciation.

ACG transfers aircraft assets and related liabilities to foreign subsidiaries in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer decreased the provision for income taxes for the year ended December 31, 2014, 2013 and 2012 by $22 million, $34 million and $23 million, respectively, primarily due to the reversal of deferred tax liabilities related to basis differences in the aircraft assets transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2014, 2013 and 2012, as of December 31, 2014, the Company has not made a provision for U.S. or additional foreign withholding taxes of approximately $19 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

As of December 31, 2014 and 2013, the Company had no unrecognized tax benefits. The Company does not expect any material changes in unrecognized tax benefits during the next twelve months.

During the years ended December 31, 2014, 2013 and 2012, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,

	2014	2013

	(In Millions)

Deferred tax assets:

Policyholder reserves	$866	$787

Investment valuation	589	298

Tax credit carryforwards	370	381

Tax net operating loss carryforwards	344	385

Deferred compensation	72	70

Other	102	20

Total deferred tax assets	2,343	1,941

Deferred tax liabilities:

DAC	(1,295)	(1,100)

Depreciation	(847)	(754)

Hedging	(429)	(262)

Partnership income	(115)	(113)

Other	(47)	(47)

Total deferred tax liabilities	(2,733)	(2,276)

Net deferred tax liability	(390)	(335)
Unrealized gain on derivatives and securities available for sale	(716)	(444)
Other adjustments	(8)	(8)

Net deferred tax liability	($1,114)	($787)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2001 through 2014 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2014 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2014. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2018. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $222 million expire between 2018 and 2024. AMT credits of $70 million possess no expiration date. The remainder will expire between 2025 and 2034.

The Codification’s Income Taxes Topic requires separate footnote disclosure of the impact of foreign taxes. While the Company does have foreign operations, the results of those operations have not been separately disclosed since they are not material.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009, 2010, 2011 and 2012. The State of California is auditing tax year 2009. The Company does not expect the current Federal and California audits to result in any material assessments.

16.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in primarily the upper income and corporate markets. Principal products include UL, IUL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance, and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic and international retrocession business, which assumes mortality risks from other life reinsurers. The domestic and international retrocession business serves clients primarily in the U.S., Canada and Europe.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2014 and 2013, the Company had foreign investments with an estimated fair value of $10.2 billion and $9.8 billion, respectively. Aircraft leased to foreign customers were $6.6 billion and $6.5 billion as of December 31, 2014 and 2013, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2014, 2013 and 2012.

The following segment information is as of and for the year ended December 31, 2014:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$933	$1,761		$720		$3,414

Net investment income	1,084	1,075	$1	14	$234	2,408

Net realized investment gain (loss)	12	(629)		(1)	21	(597)

OTTI	(4)	(8)			(12)	(24)

Investment advisory fees	27	308			41	376

Aircraft leasing revenue			796			796

Other income	20	204	24	9	2	259

Total revenues	2,072	2,711	821	742	286	6,632

BENEFITS AND EXPENSES

Policy benefits	600	1,436		614		2,650

Interest credited	803	346			54	1,203

Commission expenses	212	166		20		398

Operating expenses	327	438	137	34	104	1,040

Depreciation of aircraft			336			336

Interest expense	6		244		133	383

Total benefits and expenses	1,948	2,386	717	668	291	6,010

Income (loss) before provision (benefit)for income taxes	124	325	104	74	(5)	622

Provision (benefit) for income taxes	33	41	12	26	(10)	102

Net income	91	284	92	48	5	520

Less: net (income) loss attributable to the noncontrolling interest			(2)		5	3

Net income attributable to the Company	$91	$284	$90	$48	$10	$523

Total assets	$37,964	$82,206	$8,741	$923	$4,643	$134,477

DAC	1,311	3,370		61		4,742

Separate account assets	7,136	53,489				60,625

Policyholder and contract liabilities	27,179	23,764		597	829	52,369

Separate account liabilities	7,136	53,489				60,625

The following segment information is as of and for the year ended December 31, 2013:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$1,073	$1,816		$476		$3,365

Net investment income	1,047	1,000	$5	14	$224	2,290

Net realized investment gain (loss)	27	886	1		(328)	586

OTTI	(10)	(6)			(11)	(27)

Investment advisory fees	26	288			37	351

Aircraft leasing revenue			736			736

Other income	14	190	24	9	16	253

Total revenues	2,177	4,174	766	499	(62)	7,554

BENEFITS AND EXPENSES

Policy benefits	533	1,479		354		2,366

Interest credited	785	332			131	1,248

Commission expenses	278	1,056		20		1,354

Operating expenses	328	423	146	32	122	1,051

Depreciation of aircraft			326			326

Interest expense			232		175	407

Total benefits and expenses	1,924	3,290	704	406	428	6,752

Income (loss) before provision (benefit) for income taxes	253	884	62	93	(490)	802

Provision (benefit) for income taxes	76	220	(12)	33	(186)	131

Net income (loss)	177	664	74	60	(304)	671

Less: net (income) loss attributable to the noncontrolling interest			2		(21)	(19)

Net income (loss) attributable to the Company	$177	$664	$76	$60	($325)	$652

Total assets	$35,640	$78,415	$8,569	$635	$4,406	$127,665

DAC	1,210	2,948		56		4,214

Separate account assets	7,024	53,840				60,864

Policyholder and contract liabilities	25,411	20,008		370	1,406	47,195

Separate account liabilities	7,024	53,840				60,864

The following segment information is for the year ended December 31, 2012:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$925	$1,894		$505		$3,324

Net investment income	1,012	914		14	$341	2,281

Net realized investment gain (loss)	34	(290)	($5)		(88)	(349)

OTTI	(20)	(14)			(29)	(63)

Investment advisory fees	23	240			35	298

Aircraft leasing revenue			660			660

Other income	12	166	24	4	31	237

Total revenues	1,986	2,910	679	523	290	6,388

BENEFITS AND EXPENSES

Policy benefits	457	1,535		452		2,444

Interest credited	765	294			193	1,252

Commission expenses	222	405		21		648

Operating expenses	313	404	124	24	109	974

Depreciation of aircraft			299			299

Interest expense			196		132	328

Total benefits and expenses	1,757	2,638	619	497	434	5,945

Income (loss) before provision (benefit)for income taxes	229	272	60	26	(144)	443

Provision (benefit) for income taxes	63	(4)	(63)	9	(72)	(67)

Net income (loss)	166	276	123	17	(72)	510

Less: net income attributable to the noncontrolling interest			(4)		(64)	(68)

Net income (loss) attributable to the Company	$166	$276	$119	$17	($136)	$442

17.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $395 million, $367 million and $305 million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, Pacific Life and PLFA provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $15 million, $15 million and $13 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2014, 2013 and 2012, PSD received $136 million, $131 million and $119 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $877 million and $1.1 billion as of December 31, 2014 and 2013, respectively. The estimated fair values of the derivatives were net liabilities of $59 million and $77 million as of December 31, 2014 and 2013, respectively.

18.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:

2015	$863

2016 through 2017	858

2018 through 2019	306

2020 and thereafter	45

Total	$2,072

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $8 million, $9 million and $11 million for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:

2015	$9

2016 through 2019	31

2020 and thereafter	14

Total	$54

ACG has sold six aircraft on lease to U.S. airlines via sale leaseback transactions. ACG is committed to these operating leases with maturities ranging from 2023 to 2025. This aircraft lease expense is included in operating and other expenses.

ACG has subleased the six aircraft mentioned above to airlines with maturity dates ranging from 2021 to 2024 with total future rentals of $216 million. Aggregate minimum future aircraft lease commitments are as follows (In Millions):

Years Ending December 31:

2015	$20

2016 through 2017	41

2018 through 2019	41

2020 and thereafter	99

Total	$201

As of December 31, 2014, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $6,030 million with delivery through 2021. These purchase commitments may be funded:

—	up to $224 million in less than one year,

—	an additional $1,323 million in one to three years,

—	an additional $2,438 million in three to five years, and

—	an additional $1,776 million thereafter.

As of December 31, 2014, deposits related to these agreements totaled $269 million and are included in other assets.

Pacific Life entered into an agreement with PLR to guarantee the performance of reinsurance obligations of PLR. This guarantee is secondary to a guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements. For the years ended December 31, 2014 and 2013, Pacific Life earned $3 million and $2 million, respectively, under the agreement for its guarantee.

On January 1, 2013, Pacific Life entered into an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. PLRC pays Pacific Life a fee for its guarantee.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Dividends Received Deductions (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61. This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action. Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect of the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of the ACG VIE securitizations (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of the ACG VIE securitizations are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 8 for discussion of contingencies related to derivative instruments.

See Note 15 for discussion of other contingencies related to income taxes.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 26. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993; Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

(2)	Inapplicable

(3)	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590.

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(4)	(a)	Flexible Premium Variable Life Insurance Policy (P98-52M); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(b)	Annual Renewable Term Rider (form R98-ART); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(c)	Accounting Benefit Rider (form R98-ABR); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(d)	Accelerated Living Benefit Rider (form R92-ABR); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(e)	Spouse Term Rider (form R98-SPT); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(f)	Children’s Term Rider (form R84-CT); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(g)	Waiver of Charges (form R98-WC); Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

	(h)	Accidental Death Benefit (form R84-AD); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(i)	Guaranteed Insurability Rider (form R84-GI); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(j)	Disability Benefit Rider (form R84-DB); Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(k)	M&E Risk Charge Endorsement; Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

	(l)	Endorsement (E9852T); Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

	(m)	Estate Tax Repeal Rider; Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

	(n)	Waiver of Charges (form R98-WC); Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

	(o)	Guaranteed Insurability Rider (form R84-GI); Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

	(p)	Flexible Premium Variable Life Insurance Policy (P04MVP); Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

	(q)	Short Term No Lapse Guarantee Rider; Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

	(r)	Annual Renewable Term Rider (R04ART); Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

	(s)	Accounting Benefit Rider (R04ABR); Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

	(t)	Overloan Protection Rider (R05OLP); Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(u)	Termination Credit Rider I (R05TC1); Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(v)	Termination Credit Rider II (R05TC2); Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(w)	Long-term Performance Rider; Filed as part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 via EDGAR on December 23, 2005, File No. 333-61135, Accession Number 0000892569-05-001358.

	(x)	Minimum Earnings Benefit Rider; Filed as part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 via EDGAR on December 23, 2005, File No. 333-61135, Accession Number 0000892569-05-001358.

	(y)	Guaranteed Minimum Distribution Rider; Filed as part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 via EDGAR on December 23, 2005, File No. 333-61135, Accession Number 0000892569-05-001358.

	(z)	Guaranteed Minimum Distribution II Rider; Filed as part of Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 filed via EDGAR on August 30, 2007, File No. 333-61135, Accession Number 0000892569-07-001165.

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

(6)	(a)	Bylaws of Pacific Life Insurance Company; Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(b)	Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-61135, Accession Number 0000892569-05-001148.

	(d)	Pacific Life Insurance Company Bylaws As Amended September 1, 2005; Filed as part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-61135, Accession Number 0000892569-05-001148.

(7)	(a)	Form of Reinsurance Contract; Filed as part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 via EDGAR on February 20, 2003, File No. 333-61135, Accession Number 0001017062-03-000287.

	(b)	Form of Reinsurance Contract with M-Life Insurance Company; Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.

	(b)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.

	(c)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00; Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

	(d)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00; Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

	(e)	Addendum to Participation Agreement with M Fund Inc. 8/7/00; Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

	(f)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02; Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 via EDGAR on April 30, 2002, File No. 333-61135, Accession Number 0001017062-02-000841.

	(g)	Addendum to Participation Agreement with M Fund Inc. dated 12/11/01; Filed as part of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 via EDGAR on December 28, 2001, File No. 333-61135, Accession Number 0001017062-01-500992.

	(h)	Addendum to Participation Agreement with M Fund Inc. dated 1/2/02; Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 via EDGAR on April 30, 2002, File No. 333-61135, Accession Number 0001017062-02-000841.

	(i)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company; Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

(1) First Amendment to Participation Agreement

	(j)	Addenda to Participation Agreement with M Fund, Inc. dated 9/22/03 and 1/15/04; Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

	(k)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III); Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(l)	Service Contract with Fidelity Distributors Corporation; Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(m)	Participation Agreement with Blackrock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.); Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(1) First Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

(2) Second Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

(3) Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-10-035855, filed on April 19, 2010, and incorporated by reference herein.

(4) Fourth Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

(5) Fifth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

	(n)	Administrative Services Agreement with Blackrock Distributors, Inc. (formerly called FAM Distributors, Inc.); Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

(1) First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-10-035855, filed on April 19, 2010, and incorporated by reference herein.

(2) Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(3) Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(4) Fourth Amendment to Administrative Services Agreement

	(o)	Participation Agreement with T. Rowe Price Equity Series, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(1) First Amendment to Participation Agreement, Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

	(p)	Administrative Service Agreement with T. Rowe Price Associates, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(q)	Participation Agreement with Van Eck Worldwide Insurance Trust; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(r)	Service Agreement with Van Eck Securities Corporation; Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

	(s)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research and Management Company; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(t)	Participation Agreement with Janus Aspen Series; Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012 and incorporated by reference herein.

(2) Second Amendment to Participation Agreement

	(u)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

	(v)	Administrative Services Agreement with Janus Distributors LLC; Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(w)

Participation Agreement with Lazard Retirement Series, Inc.; Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437.

(x)

Servicing Agreement with Lazard Asset Management Securities LLC; Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Servicing Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437.

	(y)	Participation Agreement with Legg Mason Partners III; Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Participation Agreement

(2) Second Amendment to Participation Agreement

	(z)	Service Agreement with Legg Mason Investor Services, LLC; Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Service Agreement

(2) Second Amendment to Service Agreement

(aa)

Participation Agreement with MFS Variable Insurance Trust; Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

(3) Third Amendment to Participation Agreement

	(bb)	(1) Service Agreement with Massachusetts Financial Services Company; Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

(2) Service Agreement with Massachusetts Financial Services Company

	(cc)	Participation Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0000950123-10-035827 filed on April 19, 2010 and incorporated by reference herein.

(2) Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(3) Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

	(dd)	Service Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(1) First Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0000950123-10-035827 filed on April 19, 2010 and incorporated by reference herein.

(2) Second Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(ee)

Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(2) Addendum to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

(3) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437

(4) Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(5) Fourth Amendment to Participation Agreement

(ff)

Administrative Services Agreement with Franklin Templeton Services, LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(1) First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

(2) Second Amendment to Administrative Agreement; Included in Registrant’s Form N-4, File No. 033- 88458, Accession No. 0001193125-12-502912 filed on December 14, 2012 and incorporated by reference herein.

(3) Third Amendment to Administrative Agreement; Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0001193125-12-502912 filed on December 14, 2012 and incorporated by reference herein.

(4) Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

(5) Fifth Amendment to Administrative Services Agreement

	(gg)	Addenda to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 0000892569-07-000175.

(hh)

(1) Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as Exhibit 8(y) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

(2) Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-61135, Accession Number 0000950123-12-006426.

	(ii)	Form of Amendment to Fidelity Investments Institutional Operations Company. Inc. Service Agreement; Filed as Exhibit 8(z) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

	(jj)	Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as Exhibit 8(aa) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

	(kk)	Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-61135, Accession Number 0000950123-10-036610

	(ll)	Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-61135, Accession Number 0000950123-10-086784.

	(mm)	Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-61135, Accession Number 0000950123-10-086784.

	(nn)	Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-61135, Accession Number 0000950123-10-086784.

	(oo)	Royce Fund Services, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-61135, Accession Number 0000950123-10-086784.

	(pp)	Royce Fund Services, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-61135, Accession Number 0000950123-10-086784.

(qq)

Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

	(rr)	Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

	(ss)	Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2011, File No. 333-61135, Accession Number 0000950123-11-036721.

	(tt)	Form of American Century Investment Services, Inc. Participation Agreement Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-61135, Accession Number 0000950123-12-006426.

	(uu)	Form of American Century Investment Services, Inc. Administrative Services Agreement Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-61135, Accession Number 0000950123-12-006426.

(vv)

Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

(1) First Amendment to Participation Agreement Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-61135, Accession Number 0000950123-12-006426.

	(ww)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(xx)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(yy)	Participation Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 16, 2013, File No. 333-61135, Accession Number 0000950123-13-002288.

(1) First Amendment to Participation Agreement

	(zz)	Administrative Services Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 16, 2013, File No. 333-61135, Accession Number 0000950123-13-002288.

(1) First Amendment to Administrative Agreement

	(aaa)	Distribution Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 16, 2013, File No. 333-61135, Accession Number 0000950123-13-002288.

(1) First Amendment to Distribution Agreement

	(bbb)	Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 16, 2013, File No. 333-61135, Accession Number 0000950123-13-002288.

	(ccc)	Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 16, 2013, File No. 333-61135, Accession Number 0000950123-13-002288.

	(ddd)	Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

(1) First Amendment to Participation Agreement

	(eee)	Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

	(fff)	Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein.

	(ggg)	Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, LLC.

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered; Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Memorandum describing Pacific Life Insurance Company’s issuance, transfer and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(iii)

(17)	Power of Attorney;

Item 27. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman and Chief Executive Officer
Khanh T. Tran	Director and President
Adrian S. Griggs	Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary
Richard J. Schindler	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Joseph W. Krum	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Glenoaks Golf Club, LLC	Delaware	100
Polo Fields Golf Club, LLC	Delaware	100
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
Pacific Asset Loan LLC	Delaware	100
PL Vintage Park Member, LLC	Delaware	100
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
PAR Industrial LLC	Delaware	100
GW Member LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Asset Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Absolute Return Strategies GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
PAM Bank Loan GP LLC #	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Global Advisors LLC	Delaware	100
PGA Multi-Strategy Liquid Alternatives GP, LLC #	Delaware	100
Pacific Services Canada Limited	Canada	100
Pacific Life Reinsurance Company II Limited	Barbados	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 4913 LLC	Delaware	100
ACG Acquisition 4941 LLC	Delaware	100
ACG Acquisition 4942 LLC	Delaware	100
ACG Acquisition 4891 LLC	Delaware	100
ACG Acquisition 5063 LLC	Delaware	100
ACG Acquisition 5136 LLC	Delaware	100
ACG Acquisition 38105 LLC	Delaware	100
ACG Acquisition 38106 LLC	Delaware	100
ACG Acquisition 4864 LLC	Delaware	100
ACG Acquisition 5096 LLC	Delaware	100
ACG Acquisition 5193 LLC	Delaware	100
ACG Acquisition 5278 LLC	Delaware	100
ACG Acquisition 5299 LLC	Delaware	100
ACG Acquisition 38884 LLC	Delaware	100
ACG Acquisition 38885 LLC	Delaware	100
ACG Acquisition 39891 LLC	Delaware	100
ACG Acquisition 40547 LLC	Delaware	100
ACG ECA Ireland Limited	Ireland	100
ACG Bermuda Leasing Limited	Bermuda	100
ACG Acquisition BR 2012-10A LLC	Delaware	100
ACG Acquisition BR 2012-10B LLC	Delaware	100
ACG Acquisition BR 2012-11 LLC	Delaware	100
ACG Acquisition BR 2013-02 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
ACG Acquisition 5661 LLC	Delaware	100
ACG Acquisition 38881 LLC	Delaware	100
ACG Acquisition 39886 LLC	Delaware	100
ACG Acquisition 299495 LLC	Delaware	100
ACG Acquisition 5527 LLC	Delaware	100
ACG Acquisition 5446 LLC	Delaware	100
ACG Acquisition 5716 LLC	Delaware	100
ACG Acquisition 40544 LLC	Delaware	100
ACG Acquisition 39887 LLC	Delaware	100
ACG Acquisition 299496 LLC	Delaware	100
ACG Acquisition 5754 LLC	Delaware	100
ACG Acquisition 5841 LLC	Delaware	100
San Miguel Leasing Cayman Limited	Cayman Islands	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004-1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services LLC	Delaware	100
Boullioun Aircraft Holding Company LLC	Delaware	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG ECA Bermuda Limited	Bermuda	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
ACG Acquisition 30277 LLC	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG International Ltd.	Bermuda	100
ACG Acquisition 2004-1 Ireland Limited	Ireland	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACGCPS 2011 Pte. Ltd.	Singapore	100
ACG Capital Partners Bermuda Limited	Bermuda	100
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Capital Partners LLC	Delaware	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
CIAF Leasing	Egypt	10
CIAF Leasing 1 Limited	Ireland	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
UnderwriteMe Limited	U.K.	51
Pacific Life Reinsurance (Barbados) Ltd.	Barbados	100
Pacific Alliance Excess Reinsurance Company	Vermont	100
Pacific Annuity Reinsurance Company	Arizona	100

# = Abbreviated structure

Item 29. Indemnification

(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 30. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, COLI VI Separate Account, COLI X Separate Account, COLI XI Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 50 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 16, 2015.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY

BY:
James T. Morris*
Director, Chairman and Chief Executive Officer

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:
James T. Morris*
Director, Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 50 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman and Chief Executive Officer	April 16, 2015

Khanh T. Tran*	Director and President	April 16, 2015

Adrian S. Griggs*	Executive Vice President and Chief Financial Officer	April 16, 2015

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 16, 2015

Jane M. Guon*	Director, Vice President and Secretary	April 16, 2015

Richard J. Schindler*	Executive Vice President	April 16, 2015

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 16, 2015

Joseph W. Krum*	Vice President and Treasurer	April 16, 2015

Brian D. Klemens*	Vice President and Controller	April 16, 2015

*By:	/s/ SHARON A. CHEEVER	April 16, 2015
Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 17.)